UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Registrant is making a filing for 7 of its series:

Wells Fargo Asia Pacific Fund, Wells Fargo Diversified International Fund, Wells Fargo Emerging Markets Equity Fund, Wells Fargo Emerging Markets Equity Income Fund, Wells Fargo Global Opportunities Fund, Wells Fargo International Equity Fund, and Wells Fargo Intrinsic World Equity Fund.

Date of reporting period: October 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2016

Wells Fargo Asia Pacific Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Asia Pacific Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Central bank policies in major markets were accommodative of business growth and economic conditions improved in smaller markets.

Equity markets throughout the region by and large delivered favorable returns in U.S. dollar terms for investors during the period.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Asia Pacific Fund for the 12-month period that ended October 31, 2016. Early in the reporting period, concerns about slowing economic growth in the major markets of China and Japan restrained equity returns in the region. The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index (Net)1 recorded a -1.43% return for the first six months of the period. During the second half of the period, investors were more optimistic. Central bank policies in major markets were accommodative of business growth and economic conditions improved in smaller markets. The index reflected the improved investment sentiment, recording a 7.52% gain for the second six months of the period to achieve a 5.98% return for the full 12-month period.

The People’s Bank of China, Reserve Bank of India, and the Bank of Japan remained accommodative.

Central bank policies influenced investor sentiment globally throughout the reporting period, particularly in three of the region’s largest economies. The People’s Bank of China (PBOC) remained in an actively-easing mode throughout the reporting period, reducing short-term borrowing costs for banks and implementing policies to encourage lending rather than holding assets on deposit. Despite concerns that the PBOC’s accommodative policies indicated that China’s economy was slowing more quickly than anticipated, China’s growth rate remained higher than that of most other economies. Investor sentiment towards China improved during the period. While the MSCI China Index2 had a 1.54% return for the full 12-month reporting period, its return in the second half of the period was 12.07%, reflecting improved investor confidence as the period progressed.

In Japan, soft consumer spending weighed on growth. In response, the Bank of Japan (BOJ) increased its monetary easing program, imposing a negative interest rate on surplus bank reserves in early 2016. The central bank also continued to purchase shares and bonds in an attempt to support the asset markets. The BOJ’s stimulus program weakened the yen, which supported export growth. The weaker currency benefited Japan’s information technology, materials, and industrials sectors, and many Japanese companies reported strong earnings and improving fundamentals in the latter half of the period. The MSCI Japan Index3 gained 6.21% during the last six months of the reporting period after declining 2.84% during the first six months of the period.

Equity markets throughout the region by and large delivered favorable returns in U.S. dollar terms for investors during the period. Indonesia, New Zealand, and Taiwan delivered double-digit positive returns while markets in Australia, Korea, and Malaysia were also positive although less dramatically. Several countries that export commodities benefited from a mid-year rebound in the price of oil and other natural resources. In addition, as the U.S. dollar strengthened during the period, exporters benefited as their products became more attractive overseas. While stocks in the Philippines were essentially flat, Singapore’s equity market was

[1]	The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. The MSCI AC Asia Pacific Index (Net) consists of the following 12 developed and emerging markets countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and Thailand. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[2]	The MSCI China Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance in China. You cannot invest directly in an index.

[3]	The MSCI Japan Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of Japan. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Asia Pacific Fund	3

the notable laggard in the region, falling 7.72%. India’s economy showed growth with moderate inflation. In April 2016, the Reserve Bank of India (RBI) cut its key interest rate to the lowest level in five years, lowered the percentage of deposits that banks must keep at the central bank, and purchased bonds to help provide bank liquidity. Late in the period, the appointment of a new RBI governor, advancement of a goods and services tax provision, and a new bankruptcy law were considered positive by many investors because steps like these may allow further monetary policy accommodation and attract more foreign direct investment.

Don’t let short-term uncertainty derail long-term investment goals. Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Asia Pacific Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns (%) as of October 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFAAX)	7-31-2007	(2.50)	6.11	2.95	3.47	7.38	3.56	1.68	1.61
Class C (WFCAX)	7-31-2007	1.75	6.59	2.78	2.75	6.59	2.78	2.43	2.36
Administrator Class (WFADX)	7-30-2010	–	–	–	3.60	7.56	3.68	1.60	1.51
Institutional Class (WFPIX)	7-30-2010	–	–	–	3.83	7.74	3.78	1.35	1.26
MSCI AC Asia Pacific Index (Net)[4]	–	–	–	–	5.98	5.29	2.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Asia Pacific Fund	5

Growth of $10,000 investment as of October 31, 2016[5]

[1]	Historical performance shown for the Class A shares prior to its inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses has not been included, returns would be higher. Historical performance shown for the Class C shares prior to its inception is based on the performance of the former Investor Class shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 1.60% for Class A, 2.35% for Class C, 1.50% for Administrator Class, and 1.25% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. The MSCI AC Asia Pacific Index (Net) consists of the following 12 developed and emerging markets countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and Thailand. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI AC Asia Pacific Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Asia Pacific Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index (Net), for the 12-month period that ended October 31, 2016.

■	Overall country allocation contributed to relative returns for the period led by an overweight position to Indonesia and New Zealand; however, stock selection in China/Hong Kong and Japan detracted from relative returns.

■	Among sectors, underweight positions in consumer discretionary and financial stocks contributed to relative returns. Unfavorable stock selection in industrials and information technology (IT) detracted from relative performance.

The Fund underperformed its benchmark during a volatile market.

During the 12-month period, returns in Asian markets fluctuated according to factors that included the introduction of negative interest rates in Japan, a general resurgence in commodities prices, measures to reduce volatility in the Chinese stock market, and the election of new leaders in Taiwan and the Philippines.

In the financial sector, the Fund benefited from investments in Korean shares such as Hana Financial Group Incorporated, KB Financial Group Incorporated, and Macquarie Korea Infrastructure Fund. Health care equipment and services companies were key drivers within health care benefiting from investments in M3, Incorporated, Tsukui Corporation, and St. Shine Optical Company, Limited. In the industrials sector, the Fund’s investments in the capital goods industry detracted, with notable weakness in Indian wind turbine manufacturers Suzlon Energy Limited and Inox Wind Limited.

Ten largest holdings (%) as of October 31, 2016[6]
Alibaba Group Holding Limited ADR	2.95
China Construction Bank H Shares	2.36
Tencent Holdings Limited	1.93
Samsung Electronics Company Limited	1.92
Baidu Incorporated ADR	1.84
Industrial & Commercial Bank of China Limited H Shares	1.81
Taiwan Semiconductor Manufacturing Company Limited	1.71
Mitsui Fudosan Company Limited	1.55
Mitsubishi UFJ Financial Group Incorporated	1.54
China Mobile Limited	1.50

Looking at individual countries, notable areas of success included Taiwan, Singapore, and India. In Taiwan, stock selection and an overweight position to IT resulted in strong performance relative to the index. The Fund also benefited from an overweight to Indonesia as it was the best performing market during the period. In Japan, an average underweight of approximately 10.5% was positive but offset by negative stock selection. China/Hong Kong underperformed the index due to the Fund’s overweight position coupled with weak stock selection.

Sector distribution as of October 31, 2016[7]

Country allocation as of October 31, 2016[7]

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Asia Pacific Fund	7

Our investment outlook on the Asia Pacific region remains positive.

We believe Chinese equity performance will continue to perform, driven by earnings growth. Cyclical earnings recovery has been unfolding, and industrial reflation, continued policy support, and weaker prior year earnings are expected to drive upside to earnings. Equity risk premium is narrowing as currency and financial sector risks are increasingly contained. The corporate sector is conscientiously deleveraging and banks are derisking loan exposures. With household debt at only 26% of gross domestic product, the structural shift towards consumption has momentum. We are convinced that some of the best value for growth opportunities can be found in China.

Earnings growth remains challenging for Korea, and the export sector is not getting help from the recent strengthening of the won, but the market and our value names are performing on narrowing of deep discount valuations. The IT sector has enjoyed a period of new product launches and strengthening seasonality causing us to revisit our positioning in Taiwanese IT shares.

Although we are cautious near term on valuation grounds, we remain constructive on India over the medium term. Reform momentum has accelerated over the past five months with approval of the Goods and Services Tax bill by the government’s Upper House, the Reserve Bank of India’s (RBI) new monetary policy committee, and the passage of new bankruptcy laws. A relatively good monsoon season this year has also lifted sentiments on the ground, especially in rural India where growth has been sluggish; a tangible recovery is expected by December after the harvest season. Under the new governor Urjit Patel and the newly-established monetary policy committee, the RBI appears to be more dovish than market expectations. We believe there will be more room for monetary easing over the next six to twelve months if inflation remains benign.

We are structurally bullish in Indonesia notwithstanding strong year-to-date performance. The tax amnesty program was an overwhelming success and has several positive implications including a widening of the tax base, currency stabilization, increased confidence, a boost to the president’s credibility, an increase in liquidity, and potential for easing of funding costs. Indonesia is also undergoing a rate-cut cycle and is expected to benefit from the recent recovery in coal prices.

While we see many value-added technologies originating in Japan, we are cognizant of the fact that negative interest rates along with weakening global growth weighs on the market. Therefore, we foresee remaining underweight on a country basis. In the current environment, we favor restructuring plays, unique service models, domestic-related stocks, including tourism, as well as globally competitive companies that can potentially withstand currency volatility. Valuations are supportive, and companies are in the process of adjusting expectations to the prospect of a stronger yen.

We are cautious on the Australian market. Australasia stock valuations are expensive relative to the rest of Asia Pacific, and we see deterioration in earnings momentum due to imbalances in the economy and lack of consumer affordability. New Zealand’s macroeconomic environment is supportive of a stronger market and corporate strategic execution is solid. Therefore, within Australasia, we continue to prefer New Zealand.

Please see footnotes on page 5.

8	Wells Fargo Asia Pacific Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2016	Ending account value 10-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,053.96	$8.26	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.11	1.60%
Class C
Actual	$1,000.00	$1,050.51	$12.11	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.32	$11.89	2.35%
Administrator Class
Actual	$1,000.00	$1,055.06	$7.75	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61	1.50%
Institutional Class
Actual	$1,000.00	$1,055.95	$6.46	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34	1.25%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2016	Wells Fargo Asia Pacific Fund	9

Security name	Shares	Value

Common Stocks: 92.68%

Australia: 5.01%
AMP Limited (Financials, Diversified Financial Services)	198,057	$688,525
Australia & New Zealand Banking Group Limited (Financials, Banks)	61,431	1,301,446
BHP Billiton Limited (Materials, Metals & Mining)	48,500	851,143
Healthscope Limited (Health Care, Health Care Providers & Services)	482,300	810,817
Medibank Private Limited (Financials, Insurance)	306,927	602,373
MYOB Group Limited (Information Technology, Internet Software & Services) «	256,900	723,068
Rio Tinto Limited (Materials, Metals & Mining)	19,800	816,051
Suncorp Group Limited (Financials, Insurance)	156,300	1,423,202

		7,216,625

China: 25.27%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	41,700	4,240,473
AviChina Industry & Technology Company Limited H Shares (Industrials, Aerospace & Defense)	2,137,000	1,452,120
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	14,941	2,642,465
Bank of China Limited H Shares (Financials, Banks)	2,630,000	1,180,110
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	1,608,000	1,167,298
BYD Company Limited H Shares (Consumer Discretionary, Automobiles) †	110,000	723,353
China Communications Construction Company Limited H Shares (Industrials, Construction & Engineering)	647,000	712,442
China Construction Bank H Shares (Financials, Banks)	4,635,000	3,394,576
China Everbright International Limited (Industrials, Commercial Services & Supplies)	579,000	694,303
China Galaxy Securities Company Limited H Shares (Financials, Capital Markets)	817,000	777,438
China Longyuan Power Group Corporation H Shares (Utilities, Independent Power & Renewable Electricity Producers)	1,470,000	1,123,982
China Merchants Bank Company Limited H Shares (Financials, Banks)	344,000	839,203
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	189,000	2,165,243
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	2,854,000	2,079,169
China Power International Development Limited (Utilities, Independent Power & Renewable Electricity Producers)	1,238,000	451,746
China State Construction International Holdings Limited (Industrials, Construction & Engineering)	798,000	1,166,819
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	609,000	775,036
Huaneng Renewables Corporation Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers)	4,424,000	1,488,823
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	4,315,000	2,598,275
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	2,298,000	1,582,263
Ping An Insurance (Group) Company of China Limited H Shares (Financials, Insurance)	154,500	815,774
Shanghai Fosun Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	235,000	722,676
Sinotrans Limited H Shares (Industrials, Air Freight & Logistics)	176,000	83,058
Tencent Holdings Limited (Information Technology, Internet Software & Services)	104,800	2,780,956
Yum China Holdings Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) †	29,400	718,533

		36,376,134

Hong Kong: 1.12%
China Overseas Land & Investment Limited (Real Estate, Real Estate Management & Development)	522,000	1,611,994

India: 5.23%
Bharti Infratel Limited (Telecommunication Services, Diversified Telecommunication Services)	131,466	684,037
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	221,249	1,077,979
Emami Limited (Consumer Staples, Personal Products)	43,300	780,465
Gateway Distriparks Limited (Industrials, Transportation Infrastructure)	9,500	35,561
HDFC Bank Limited (Financials, Banks)	79,600	1,493,755

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Asia Pacific Fund	Portfolio of investments—October 31, 2016

Security name	Shares	Value

India (continued)
Hindalco Industries Limited (Materials, Metals & Mining)	489,600	$1,097,791
Larsen & Toubro Limited (Industrials, Construction & Engineering)	33,400	737,774
Maruti Suzuki India Limited (Consumer Discretionary, Automobiles)	9,700	856,351
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	48,700	766,524

		7,530,237

Indonesia: 4.15%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	1,694,300	1,584,186
PT Blue Bird Tbk (Industrials, Road & Rail)	1,221,000	262,017
PT Bumi Serpong Damai Tbk (Real Estate, Real Estate Management & Development)	6,551,800	1,089,623
PT Cikarang Listrindo Tbk (Utilities, Independent Power & Renewable Electricity Producers) †	9,528,700	1,095,421
PT Telekomunikasi Indonesia Persero Tbk (Telecommunication Services, Diversified Telecommunication Services)	6,008,300	1,943,212

		5,974,459

Japan: 29.83%
Bridgestone Corporation (Consumer Discretionary, Auto Components)	48,900	1,825,532
FUJIFILM Holdings Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	40,700	1,542,696
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	249,000	1,327,747
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	93,500	1,158,608
Japan Airlines Company Limited (Industrials, Airlines)	51,000	1,505,636
Japan Hotel REIT Investment Corporation (Real Estate, Equity REITs)	2,300	1,554,973
Japan Rental Housing Investment Incorporated (Real Estate, Equity REITs)	2,400	1,856,012
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	28,300	1,077,813
Kubota Corporation (Industrials, Machinery)	51,000	824,063
Kyushu Railway Company (Industrials, Road & Rail) †	14,400	424,297
LINE Corporation (Information Technology, Software) «†	17,900	734,810
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	31,600	1,630,171
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	427,800	2,221,607
Mitsui Fudosan Company Limited (Real Estate, Real Estate Management & Development)	98,000	2,233,899
Nagoya Railroad Company Limited (Industrials, Road & Rail)	303,000	1,600,667
Nintendo Company Limited (Information Technology, Software)	3,300	800,534
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	18,900	839,840
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	28,900	727,667
Obayashi Corporation (Industrials, Construction & Engineering)	196,200	1,895,209
ORIX Corporation (Financials, Diversified Financial Services)	73,600	1,168,883
Otsuka Corporation (Information Technology, IT Services)	23,200	1,106,131
Panasonic Corporation (Consumer Discretionary, Household Durables)	139,700	1,461,342
Recruit Holdings Company Limited (Industrials, Professional Services)	18,700	752,494
Resona Holdings Incorporated (Financials, Banks)	295,600	1,313,527
Ryohin Keikaku Company Limited (Consumer Discretionary, Multiline Retail)	6,400	1,369,467
Sekisui House Limited (Consumer Discretionary, Household Durables)	115,400	1,910,862
Skylark Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	113,100	1,592,912
Sony Corporation (Consumer Discretionary, Household Durables)	45,500	1,458,239
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Banks)	48,600	1,645,180
Suzuki Motor Corporation (Consumer Discretionary, Automobiles)	55,600	1,977,572
Tsukui Corporation (Health Care, Health Care Providers & Services)	212,900	1,398,761

		42,937,151

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Asia Pacific Fund	11

Security name	Shares	Value

Malaysia: 0.99%
IHH Healthcare Bhd (Health Care, Health Care Providers & Services)	493,400	$752,744
Tenaga Nasional Bhd (Utilities, Electric Utilities)	196,300	671,023

		1,423,767

New Zealand: 1.15%
Air New Zealand Limited (Industrials, Airlines)	533,800	736,720
Fletcher Building Limited (Materials, Construction Materials)	124,700	924,724

		1,661,444

Philippines: 0.71%
Globe Telecom Incorporated (Telecommunication Services, Wireless Telecommunication Services)	27,675	1,017,327

Singapore: 3.79%
CapitaLand Commercial Trust Limited (Real Estate, Equity REITs)	642,000	726,792
CapitaLand Mall Trust (Real Estate, Equity REITs)	472,700	703,316
Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	35,000	1,062,138
Singapore Post Limited (Industrials, Air Freight & Logistics)	999,700	1,149,700
Singapore Technologies Engineering Limited (Industrials, Aerospace & Defense)	322,000	724,428
Singapore Telecommunications Limited (Telecommunication Services, Diversified Telecommunication Services)	387,700	1,081,241

		5,447,615

South Korea: 6.58%
Hana Financial Group Incorporated (Financials, Banks)	51,790	1,484,564
Hyundai Motor Company (Consumer Discretionary, Automobiles)	9,200	1,125,628
KB Financial Group Incorporated (Financials, Banks)	39,500	1,460,214
Korea Electric Power Corporation (Utilities, Electric Utilities)	26,890	1,157,380
LG Chem Limited (Materials, Chemicals)	7,700	1,658,772
POSCO (Materials, Metals & Mining)	3,400	704,217
Samsung Biologics Company Limited (Health Care, Life Sciences Tools & Services) †	500	60,022
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	763	1,092,905
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	3,700	722,700

		9,466,402

Taiwan: 7.32%
Advanced Semiconductor Engineering Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	612,000	719,487
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	265,410	679,557
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	747,085	2,019,373
Largan Precision Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	7,000	828,488
MediaTek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	97,000	737,701
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	493,000	745,964
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	413,000	2,466,941
Uni-President Enterprises Corporation (Consumer Staples, Food Products)	413,000	799,629
United Microelectronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	2,180,000	811,693

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Asia Pacific Fund	Portfolio of investments—October 31, 2016

Security name			Shares	Value

Taiwan (continued)
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)			619,000	$725,755

				10,534,588

Thailand: 1.04%
Bumrungrad Hospital PCL (Health Care, Health Care Providers & Services)			150,500	786,956
Land & Houses PCL (Real Estate, Real Estate Management & Development)			2,679,400	704,350

				1,491,306

United States: 0.49%
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)			225,300	708,824

Total Common Stocks (Cost $127,062,813)				133,397,873

		Expiration date
Participation Notes: 2.65%

China: 2.65%
HSBC Bank plc (Han’s Laser Technology Industry Group Company Limited Class A) (Industrials, Machinery) †		3-18-2019	229,000	763,570
HSBC Bank plc (Hangzhou Hikvision Digital Technology Company Limited Class A) (Information Technology, Electronic Equipment, Instruments & Components) †		12-7-2022	192,000	696,386
HSBC Bank plc (Inner Mongolia Yili Industrial Group Company Limited Class A) (Consumer Staples, Food Products) †		9-25-2023	344,600	916,265
HSBC Bank plc (Tasly Pharmaceutical Group Company Limited Class A) (Health Care, Pharmaceuticals) †		12-14-2022	112,000	683,995
UBS AG (GoerTek Incorporated Class A) (Information Technology, Electronic Equipment, Instruments & Components) †		7-26-2017	165,700	752,347

Total Participation Notes (Cost $3,705,382)				3,812,563

	Dividend yield
Preferred Stocks: 1.92%

South Korea: 1.92%
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals) ±	1.56%		2,400	2,762,333

Total Preferred Stocks (Cost $1,866,044)				2,762,333

	Yield
Short-Term Investments: 2.29%

Investment Companies: 2.29%
Securities Lending Cash Investment LLC (l)(r)(u)	0.69		1,315,692	1,315,824
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32		1,975,446	1,975,446

Total Short-Term Investments (Cost $3,291,211)				3,291,270

Total investments in securities (Cost $135,925,450) *	99.54%	143,264,039
Other assets and liabilities, net	0.46	660,471

Total net assets	100.00%	$143,924,510

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Asia Pacific Fund	13

«	All or a portion of this security is on loan.

†	Non-income-earning security

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $137,194,189 and unrealized gains (losses) consists of:

Gross unrealized gains	$14,207,264
Gross unrealized losses	(8,137,414)

Net unrealized gains	$6,069,850

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Asia Pacific Fund	Statement of assets and liabilities—October 31, 2016

Assets
Investments
In unaffiliated securities (including $1,251,920 of securities loaned), at value (cost $132,634,239)	$139,972,769
In affiliated securities, at value (cost $3,291,211)	3,291,270

Total investments, at value (cost $135,925,450)	143,264,039
Cash	1,452,436
Foreign currency, at value (cost $1,007,541)	1,004,686
Receivable for investments sold	2,287,671
Receivable for Fund shares sold	41,266
Receivable for dividends	282,948
Receivable for securities lending income	746
Prepaid expenses and other assets	34,339

Total assets	148,368,131

Liabilities
Payable for investments purchased	2,634,321
Payable for Fund shares redeemed	223,409
Payable upon receipt of securities loaned	1,315,763
Management fee payable	115,289
Distribution fee payable	1,455
Administration fees payable	24,367
Accrued expenses and other liabilities	129,017

Total liabilities	4,443,621

Total net assets	$143,924,510

NET ASSETS CONSIST OF
Paid-in capital	$220,688,325
Undistributed net investment income	1,270,787
Accumulated net realized losses on investments	(85,358,301)
Net unrealized gains on investments	7,323,699

Total net assets	$143,924,510

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$120,107,719
Shares outstanding – Class A1	9,916,323
Net asset value per share – Class A	$12.11
Maximum offering price per share – Class A2	$12.85
Net assets – Class C	$2,222,545
Shares outstanding – Class C1	194,325
Net asset value per share – Class C	$11.44
Net assets – Administrator Class	$11,357,479
Shares outstanding – Administrator Class[1]	955,745
Net asset value per share – Administrator Class	$11.88
Net assets – Institutional Class	$10,236,767
Shares outstanding – Institutional Class[1]	860,805
Net asset value per share – Institutional Class	$11.89

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2016	Wells Fargo Asia Pacific Fund	15

Investment income
Dividends (net of foreign withholding taxes of $443,005)	$3,751,141
Securities lending income, net	12,806
Income from affiliated securities	9,842

Total investment income	3,773,789

Expenses
Management fee	1,474,349
Administration fees
Class A	259,511
Class C	5,649
Administrator Class	15,241
Institutional Class	12,278
Shareholder servicing fees
Class A	308,652
Class C	6,724
Administrator Class	29,310
Distribution fee
Class C	20,174
Custody and accounting fees	115,671
Professional fees	54,413
Registration fees	74,113
Shareholder report expenses	43,461
Trustees’ fees and expenses	22,173
Other fees and expenses	24,513

Total expenses	2,466,232
Less: Fee waivers and/or expense reimbursements	(135,943)

Net expenses	2,330,289

Net investment income	1,443,500

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized (gains) losses on:
Unaffiliated securities	(3,319,118)
Affiiliated securities	2

Net realized losses on investments	(3,319,116)

Net change in unrealized gains (losses) on:
Unaffiliated securities	5,861,361
Affiiliated securities	59

Net change in unrealized gains (losses) on investments	5,861,420

Net realized and unrealized gains (losses) on investments	2,542,304

Net increase in net assets resulting from operations	$3,985,804

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Asia Pacific Fund	Statement of changes in net assets

	Year ended October 31, 2016		Year ended October 31, 2015

Operations
Net investment income		$1,443,500		$1,087,833
Net realized gains (losses) on investments		(3,319,116)		5,808,777
Net change in unrealized gains (losses) on investments		5,861,420		(10,236,642)

Net increase (decrease) in net assets resulting from operations		3,985,804		(3,340,032)

Distributions to shareholders from
Net investment income
Class A		(2,403,259)		(82,320)
Class C		(44,466)		(18,378)
Administrator Class		(274,359)		(197,300)
Institutional Class		(250,376)		(18,960)
Investor Class		N/A		(1,661,776)[1]

Total distributions to shareholders		(2,972,460)		(1,978,734)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,604,531	18,556,341	11,260,731	136,016,227
Class C	13,686	149,151	140,676	1,691,622
Administrator Class	70,112	783,199	1,087,437	13,023,913
Institutional Class	334,375	3,796,409	971,690	10,822,354
Investor Class	N/A	N/A	3,572,603 [1]	44,979,487 [1]

		23,285,100		206,533,603

Reinvestment of distributions
Class A	203,382	2,336,858	6,243	74,538
Class C	3,274	35,719	1,201	13,666
Administrator Class	24,161	272,051	16,772	196,572
Institutional Class	20,214	227,203	687	8,043
Investor Class	N/A	N/A	138,610 [1]	1,630,058 [1]

		2,871,831		1,922,877

Payment for shares redeemed
Class A	(3,431,646)	(39,403,961)	(281,262)	(3,389,825)
Class C	(132,110)	(1,420,868)	(42,158)	(493,632)
Administrator Class	(337,011)	(3,756,219)	(1,069,973)	(12,472,235)
Institutional Class	(434,461)	(4,818,709)	(73,533)	(850,292)
Investor Class	N/A	N/A	(16,272,754)[1]	(194,126,550)[1]

		(49,399,757)		(211,332,534)

Net decrease in net assets resulting from capital share transactions		(23,242,826)		(2,876,054)

Total decrease in net assets		(22,229,482)		(8,194,820)

Net assets
Beginning of period		166,153,992		174,348,812

End of period		$143,924,510		$166,153,992

Undistributed net investment income		$1,270,787		$2,254,942

[1]	For the period from November 1, 2014 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asia Pacific Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.92	$12.18	$11.72	$10.19	$9.30
Net investment income	0.11 [1]	0.04 [1]	0.09 [1]	0.12 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	0.29	(0.16)	0.67	1.79	0.79

Total from investment operations	0.40	(0.12)	0.76	1.91	0.89
Distributions to shareholders from
Net investment income	(0.21)	(0.14)	(0.30)	(0.38)	0.00
Net asset value, end of period	$12.11	$11.92	$12.18	$11.72	$10.19
Total return[2]	3.47%	(0.95)%	6.61%	19.24%	9.57%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.72%	1.71%	1.79%	1.86%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.97%	0.34%	0.80%	1.08%	1.04%
Supplemental data
Portfolio turnover rate	52%	113%	113%	187%	163%
Net assets, end of period (000s omitted)	$120,108	$137,578	$6,755	$8,720	$5,699

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.29	$11.57	$11.15	$9.73	$8.98
Net investment income (loss)	0.02 [1]	(0.00)[1,2]	0.01 [1]	0.05	0.09 [1]
Net realized and unrealized gains (losses) on investments	0.28	(0.20)	0.63	1.69	0.69

Total from investment operations	0.30	(0.20)	0.64	1.74	0.78
Distributions to shareholders from
Net investment income	(0.15)	(0.08)	(0.22)	(0.32)	(0.03)
Net asset value, end of period	$11.44	$11.29	$11.57	$11.15	$9.73
Total return[3]	2.75%	(1.71)%	5.76%	18.44%	8.78%
Ratios to average net assets (annualized)
Gross expenses	2.44%	2.46%	2.46%	2.54%	2.62%
Net expenses	2.35%	2.35%	2.35%	2.35%	2.35%
Net investment income (loss)	0.14%	(0.01)%	0.12%	0.37%	0.92%
Supplemental data
Portfolio turnover rate	52%	113%	113%	187%	163%
Net assets, end of period (000s omitted)	$2,223	$3,495	$2,427	$1,980	$1,673

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asia Pacific Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.72	$11.99	$11.54	$10.04	$9.29
Net investment income	0.12	0.11 [1]	0.12 [1]	0.14 [1]	0.17
Net realized and unrealized gains (losses) on investments	0.29	(0.21)	0.65	1.77	0.71

Total from investment operations	0.41	(0.10)	0.77	1.91	0.88
Distributions to shareholders from
Net investment income	(0.25)	(0.17)	(0.32)	(0.41)	(0.13)
Net asset value, end of period	$11.88	$11.72	$11.99	$11.54	$10.04
Total return	3.60%	(0.83)%	6.86%	19.57%	9.66%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.56%	1.52%	1.61%	1.67%
Net expenses	1.47%	1.40%	1.40%	1.40%	1.40%
Net investment income	1.07%	0.87%	1.04%	1.26%	1.74%
Supplemental data
Portfolio turnover rate	52%	113%	113%	187%	163%
Net assets, end of period (000s omitted)	$11,357	$14,048	$13,956	$12,577	$12,860

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.73	$12.00	$11.55	$10.05	$9.30
Net investment income	0.13	0.15 [1]	0.14 [1]	0.18 [1]	0.18
Net realized and unrealized gains (losses) on investments	0.30	(0.23)	0.65	1.74	0.71

Total from investment operations	0.43	(0.08)	0.79	1.92	0.89
Distributions to shareholders from
Net investment income	(0.27)	(0.19)	(0.34)	(0.42)	(0.14)
Net asset value, end of period	$11.89	$11.73	$12.00	$11.55	$10.05
Total return	3.83%	(0.65)%	6.99%	19.70%	9.90%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.36%	1.27%	1.33%	1.42%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.28%	1.27%	1.15%	1.62%	1.86%
Supplemental data
Portfolio turnover rate	52%	113%	113%	187%	163%
Net assets, end of period (000s omitted)	$10,237	$11,034	$502	$129	$12

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Asia Pacific Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Asia Pacific Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other

22	Wells Fargo Asia Pacific Fund	Notes to financial statements

independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds

Notes to financial statements	Wells Fargo Asia Pacific Fund	23

Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards and passive foreign investment companies. At October 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(32,386,341)	$544,805	$31,841,536

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2017	Short-term	Long-term
$80,817,204	$463,465	$3,353,112

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24	Wells Fargo Asia Pacific Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$7,216,625	$0	$0	$7,216,625
China	36,376,134	0	0	36,376,134
Hong Kong	1,611,994	0	0	1,611,994
India	7,530,237	0	0	7,530,237
Indonesia	5,974,459	0	0	5,974,459
Japan	42,937,151	0	0	42,937,151
Malaysia	1,423,767	0	0	1,423,767
New Zealand	1,661,444	0	0	1,661,444
Philippines	1,017,327	0	0	1,017,327
Singapore	5,447,615	0	0	5,447,615
South Korea	9,406,380	60,022	0	9,466,402
Taiwan	10,534,588	0	0	10,534,588
Thailand	1,491,306	0	0	1,491,306
United States	708,824	0	0	708,824

Participation notes
China	0	3,812,563	0	3,812,563

Preferred stocks
South Korea	2,762,333	0	0	2,762,333

Short-term investments
Investment companies	1,975,446	0	0	1,975,446
Investments measured at net asset value*				1,315,824
Total assets	$138,075,630	$3,872,585	$0	$143,264,039

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $1,315,824 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at October 31, 2016. As a result, common stocks valued at $87,776,363 and preferred stocks valued at $2,762,333 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

Notes to financial statements	Wells Fargo Asia Pacific Fund	25

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.00% and declining to 0.83% as the average daily net assets of the Fund increase. For the year ended October 31, 2016, the management fee was equivalent to an annual rate of 1.00% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.60% for Class A shares, 2.35% for Class C shares, 1.50% for Administrator Class shares, and 1.25% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to March 1, 2016, the Fund’s expenses were capped at 1.40% for Administrator Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2016, Funds Distributor received $1,090 from the sale of Class A shares and $179 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

26	Wells Fargo Asia Pacific Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2016 were $75,487,467 and $99,710,756, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended October 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,972,460 and $1,978,734 of ordinary income for the years ended October 31, 2016 and October 31, 2015, respectively.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,815,006	$6,054,960	$(84,633,781)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors or geographic region. Funds that invest a substantial portion of their assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Asia Pacific Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Asia Pacific Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Asia Pacific Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2016

28	Wells Fargo Asia Pacific Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $2,605,384 of income dividends paid during the fiscal year ended October 31, 2016 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2016. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Asia Pacific Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Asia Pacific Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker[3] (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Asia Pacific Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Asia Pacific Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

32	Wells Fargo Asia Pacific Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI AC Asia Pacific Index (Net), for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Asia Pacific Fund	33

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Asia Pacific Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

247339 12-16 A236/AR236 10-16

Annual Report

October 31, 2016

Wells Fargo Diversified International Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified International Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

International equity investors entered the period confronting concerns about slowing economic growth, particularly in China.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified International Fund for the 12-month period that ended October 31, 2016. Significant volatility in international equity markets during the final months of 2015 and early 2016 subsided during the last half of the period. The performance contrast in each half of the reporting period as measured by key benchmark indexes shows the improving investment environment during the previous 12 months.

	November 1, 2015 through April 30, 2016 (%)	May 1, 2016 through October 31, 2016 (%)
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net)[1]	(3.07)	(0.16)
MSCI World Index (Net)[2]	(1.05)	2.25
MSCI All Country World Index (ACWI) ex USA Index (Net)[3]	(1.75)	2.01
S&P Developed SmallCap Index[4]	1.05	2.36

Past performance is no guarantee of future results.

Central bank policies demonstrated resolve to reignite global economic growth.

International equity investors entered the period confronting concerns about slowing economic growth, particularly in China. They also were uncertain if governments and their central banks could successfully address concerns about recessionary pressures and global business activity through monetary and economic policy. The December 2015 decision of the U.S. Federal Reserve (Fed) to increase its key interest rate caused elevated levels of volatility in global equity markets and sometimes drove significant fluctuations in the relative values of currencies around the world. The U.S. dollar tended to gain strength, which helped exporters in other countries but pressured importers who paid higher prices for goods and services.

The European Central Bank (ECB) pushed the interest rate it pays on deposits further into negative territory in late 2015. In January 2016, the Bank of Japan followed the ECB’s lead by setting a negative deposit rate. During the period, the People’s Bank of China guided its currency’s value lower relative to a basket of foreign currencies to enhance exports. Investors viewed the actions of major central banks as consistent with efforts to spark business activity. Observing the actions of central banks overseas to implement policies that would accommodate

[1]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[2]	The MSCI World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed markets country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You cannot invest directly in an index.

[3]	The MSCI All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[4]	The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified International Fund	3

higher levels of business activity, the Fed acknowledged that risks to global growth existed and indicated it would base further rate increases on data that indicated successful management of the risks.

Investors closely watched changing sentiment in global markets during the period.

In the second quarter of 2016, equity market volatility levels declined and remained relatively low until the end of June, when voters in the United Kingdom surprised market participants and approved the Brexit referendum to leave the European Union. Investors reacted to the news negatively and fled to assets such as precious metals and U.S. Treasury bonds. As a result, interest rates fell sharply, and equity markets declined across the globe. In the weeks to follow, signs of resilience in major markets worldwide offset concerns stemming from the Brexit referendum.

Investors’ sentiments improved during the third quarter of 2016, which led to more favorable returns across global equity markets. The third-quarter saw a rotation that favored company fundamentals over macroeconomic fears, creating a more favorable market dynamic for active managers. Dispersion of returns from both the sector and country perspective tended to confirm the changing views of the markets among investors. On an improved perception of business health, economically sensitive sectors such as consumer discretionary, materials, financials, and industrials gained while traditionally defensive sectors (utilities, telecommunication services, health care, and consumer staples) benefited less during the market rally.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Investors’ sentiments improved during the third quarter of 2016, which led to more favorable returns across global equity markets.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Artisan Partners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

Portfolio managers

Josef Lakonishok, Ph.D.

Puneet Mansharamani, CFA®

Menno Vermeulen, CFA®

Dale A. Winner, CFA®

Mark L. Yockey, CFA®

Average annual total returns (%) as of October 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SILAX)	9-24-1997	(9.48)	4.01	0.13	(3.96)	5.25	0.73	1.82	1.35
Class B (SILBX)*	9-24-1997	(9.67)	4.14	0.21	(4.67)	4.48	0.21	2.57	2.10
Class C (WFECX)	4-1-1998	(5.72)	4.45	(0.01)	(4.72)	4.45	(0.01)	2.57	2.10
Class R (WDIHX)	9-30-2015	–	–	–	(4.16)	5.04	0.56	2.07	1.60
Class R6 (WDIRX)	9-30-2015	–	–	–	(3.55)	5.48	0.95	1.39	0.89
Administrator Class (WFIEX)	11-8-1999	–	–	–	(3.90)	5.41	0.91	1.74	1.25
Institutional Class (WFISX)	8-31-2006	–	–	–	(3.63)	5.60	1.11	1.49	0.99
MSCI EAFE Index (Net)[4]	–	–	–	–	(3.23)	4.99	1.22	–	–
*	At the close of business on December 5, 2016, existing Class B shareholders were converted to Class A shareholders. Effective December 6, 2016, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified International Fund	5

Growth of $10,000 investment as of October 31, 2016[5]

[1]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Class R6 would be higher. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 28, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Diversified International Fund underperformed its benchmark, the MSCI EAFE Index (Net) for the 12-month period that ended October 31, 2016.

∎	Results from stock selection were mixed, but on balance slightly detracted from relative performance. Stronger results in the consumer staples and health care sectors were offset by weakness in the consumer discretionary, energy and industrials sectors.

∎	All three teams continued to execute their disciplined investment approaches to identify investment opportunities in the current market that are consistent with their principal investment strategies.

During the 12-month reporting period, the MSCI EAFE Index (Net) declined 1.9% in local-currency terms while the effect of an appreciating dollar caused the index to decline 3.2% in U.S. dollar terms. The Fund’s investments were modestly biased toward value stocks, which was a slight performance headwind because value shares tended to trail growth peers. Results from stock selection were mixed, but on balance detracted from relative performance. Stronger results in consumer staples and health care were offset by weakness in consumer discretionary, energy, and industrials. Strength in the consumer discretionary sector was concentrated in Asia, while weakness in the sector was attributable to auto related companies and investments in the textile apparel and luxury goods industry.

Ten largest holdings (%) as of October 31, 2016[6]
Medtronic plc	1.73
Nestle SA	1.57
Japan Tobacco Incorporated	1.53
Muenchener Rueckversicherungs Gesellschaft AG	1.51
Linde AG	1.38
Nippon Telegraph & Telephone Corporation	1.24
Deutsche Boerse AG	1.24
Wolseley plc	1.24
Metro AG	1.22
AIA Group Limited	1.21

Artisan Partners

Artisan Partners invests in what the team considers to be dominant, high-quality companies that are exposed to positive secular growth trends or themes at reasonable valuations.

The Artisan Partners portion of the Fund was hampered particularly by stock selection in the industrials and information technology (IT) sectors. The Fund’s above-benchmark exposures to the consumer discretionary and consumer staples sectors and lack of exposure to energy were headwinds. Conversely, the Fund’s lighter exposure to financials was beneficial, as was stock selection in health care.

The Fund’s largest individual detractors included German health care and agricultural products company Bayer AG and global IT services outsourcer Cognizant Technology Solutions Corporation. The price of Bayer’s stock came under pressure on confirmation of its $66 billion takeover offer for U.S. agro-conglomerate Monsanto Company. The merger would come at a hefty price for Bayer—one that would likely dilute the value of existing shareholders’ holdings and reduce Bayer’s ability to invest in its health care businesses. As such, we exited our position. Cognizant struggled with budget cuts across its financial sector customers and delayed discretionary spending by its health care business in light of pending merger and acquisition activity. In late September, shares again fell on questions surrounding the unexpected resignation of the company’s president. Given these headwinds, we exited our position in this holding as well.

Conversely, top individual contributors included global medical device company Medtronic plc and global risk management and insurance services provider Aon plc. We believe Medtronic’s sustainable growth potential is underpinned by several competitive advantages, including its market-leading positions across multiple product lines. Aon benefited from solid organic revenue growth, effective capital management, and a lower tax rate gained by moving its headquarters from Chicago to London. The company is highly cash generative and has a record of driving increased cost efficiencies and margin expansion.

Looking forward, the outcomes of several anticipated events—including the U.S. Federal Reserve’s December 2016 meeting, the U.S. presidential election, and a November Organization of Petroleum Exporting Countries meeting—are capable of influencing the direction of equities markets over the short term. That said, we remain focused on factors within our control: finding companies with sustainable competitive advantages exposed to long-term areas of secular growth trading at reasonable valuations.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified International Fund	7

Sector distribution as of October 31, 2016[7]

LSV

LSV seeks to add value through a quantitative selection process that favors deep-value stocks.

The overweight in the LSV portion of the Fund to financials had a negative impact on results as did an underweight to consumer staples. The LSV portion of the Fund benefited from exposure to emerging markets and stock selection across several sectors. Stock selection contributed to performance particularly in the financials, telecommunication services, and consumer staples sectors. Notable contributors included Challenger Limited, Banco do Brasil S.A., and Swiss Life Holding AG in the financials sector, NTT DOCOMO, and China

Communications Services Corporation Limited in the telecommunication services sector, and grocery stores Delhaize Group S.A. and Royal Ahold Delhaize N.V., which merged during the period, in the consumer staples sector. Detractors included Credit Suisse Group AG, easyJet PLC, The Berkeley Group Holdings PLC, Magna International Incorporated, and LM Ericsson Telefon AB.

The LSV portion of the Fund is overweight financials while underweight consumer staples, IT, and real estate. The portfolio is constructed from the bottom up and will overweight sectors and industries where the most attractive stocks are identified.

Country allocation as of October 31, 2016[7]

WellsCap

WellsCap maintains a blend equity style that emphasizes bottom-up stock selection based on rigorous, in-depth fundamental company research and incorporates consideration of top-down factors and developments as they affect market and economic activity within regions, countries, and sectors.

The WellsCap portion of the Fund was negatively impacted by performance of the stocks of investment managers and banks, as well as holdings in the apparel, motor vehicle, pharmaceutical, and real estate industries and sectors. The Fund remained overweight in the stocks of a number of companies in Germany, the U.S., the Netherlands, Hong Kong (China), and South Korea and increased its positions in select undervalued European company stocks. The Fund benefited from positive stock-specific and sector allocation attribution across Korea, the Netherlands, Germany, and Norway as well as partial hedges of British pound and euro currency exposures. Industrial conglomerates, consumer products, electric equipment, agricultural commodity, and telecommunication services stocks contributed to performance.

Some of the best stock performances came from under-appreciated stock in each region of the world. In Asia, Coca-Cola East Japan Company Limited, Xinyi Glass Holdings Limited, and Hana Financial Group Incorporated were top performers; in Europe, sizable positive returns from Prysmian S.p.A., Smiths Group plc, Siemens AG, and Royal Philips N.V. were notable; and in the Americas, Lundin Mining Corporation was a positive standout. We have gradually increased our emerging markets equity exposure, notably in Korea and Brazil. Outside these countries and China and Hong Kong, we are evaluating a number of opportunities amid increasing emerging markets company, country, and currency risk and opportunity divergences. Negative performance effects came from stocks such as ANIMA Holding S.p.A., HUGO BOSS AG, Mitsubishi UFJ Financial Group, Incorporated, Cameco Corporation, Dongfeng Motor Group Company, Limited, Nomura Holdings, Incorporated, and Hitachi, Limited.

In Europe, opportunities arose amid signs of a cyclical economic recovery in the context of an alert European Central Bank (ECB) that is focused on managing systematic risks in banking and financial markets. The ECB’s actions continue to address challenges facing the European Union member states as they seek further political cooperation to secure their currency union. Companies engaged in self-help restructuring through operational efficiencies such as careful

Please see footnotes on page 5.

8	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

investment of corporate resources, cost-cutting, and portfolio reshaping bolstered their profitability and benefited from the additional impetus of structural reforms and economic recovery.

In Asia, our base-case assessment suggests that while the policy challenges of transitioning from an exclusively state-controlled to more market-driven economy are not without difficulty in China, government officials have several policy levers at their disposal to accomplish an orderly and flexible liberalization, especially ahead of next year’s National People’s Congress milestone. We believe policy easing remains incremental, leaving room for further growth enhancement measures. In Hong Kong, we continued to build positions in undervalued and restructuring state-owned enterprises. In South Korea, positions provide long-term attractive total return upside based on micro restructuring benefits. And in Japan, where we are now underweight as of the beginning of this year, compared to an overweight in the portfolio years ago, we continue to find bifurcation between the new and old corporate regimes.

Please see footnotes on page 5.

Fund expenses (unaudited)	Wells Fargo Diversified International Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2016	Ending account value 10-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,003.62	$6.79	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.36	$6.84	1.35%
Class B
Actual	$1,000.00	$1,000.00	$10.30	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38	2.05%
Class C
Actual	$1,000.00	$999.02	$10.55	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.58	$10.63	2.10%
Class R
Actual	$1,000.00	$1,002.67	$8.06	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.11	1.60%
Class R6
Actual	$1,000.00	$1,005.32	$4.49	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.52	0.89%
Administrator Class
Actual	$1,000.00	$1,003.56	$6.30	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Class
Actual	$1,000.00	$1,004.74	$4.99	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03	0.99%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2016

Security name	Shares	Value

Common Stocks: 91.82%

Australia: 1.79%
Arrium Limited (Materials, Metals & Mining) †(a)	397,400	$6,651
Asaleo Care Limited (Consumer Staples, Personal Products)	114,700	127,388
Automotive Holdings Group Limited (Consumer Discretionary, Specialty Retail)	29,300	90,268
Bendigo Bank Limited (Financials, Banks)	26,100	220,978
BHP Billiton Limited (Materials, Metals & Mining)	5,275	92,573
BHP Billiton Limited ADR (Materials, Metals & Mining)	1,878	65,768
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	27,000	220,999
CSR Limited (Materials, Construction Materials)	59,900	166,771
Downer EDI Limited (Industrials, Commercial Services & Supplies)	42,300	187,595
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	24,500	251,974
Metcash Limited (Consumer Staples, Food & Staples Retailing) †	28,500	43,143
Mineral Resources Limited (Industrials, Metals & Mining)	14,900	131,139
Primary Health Care Limited (Health Care, Health Care Providers & Services)	25,700	75,072
Qantas Airways Limited (Industrials, Airlines)	59,300	138,035
Seven Group Holdings Limited (Industrials, Trading Companies & Distributors)	15,300	105,796

		1,924,150

Austria: 0.30%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	5,300	165,670
Voestalpine AG (Materials, Metals & Mining)	4,300	152,136

		317,806

Belgium: 0.43%
Telenet Group Holding NV (Consumer Discretionary, Media) †	6,648	355,879
UCB SA (Health Care, Pharmaceuticals)	1,559	105,576

		461,455

Brazil: 0.47%
Banco do Brasil SA (Financials, Banks)	19,000	174,345
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	5,300	55,325
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	7,976	70,986
JBS SA (Consumer Staples, Food Products)	67,500	205,334

		505,990

Canada: 2.45%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	7,249	1,036,317
Lundin Mining Corporation (Materials, Metals & Mining) †	206,170	806,973
Magna International Incorporated (Consumer Discretionary, Auto Components)	9,100	373,620
Rogers Communications Incorporated Class B (Telecommunication Services, Wireless Telecommunication Services)	6,633	266,843
WestJet Airlines Limited (Industrials, Airlines)	9,200	150,555

		2,634,308

China: 5.38%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	12,219	1,242,550
China Communications Services Corporation Limited H Shares (Telecommunication Services, Diversified Telecommunication Services)	220,000	130,771
China Construction Bank H Shares (Financials, Banks)	135,289	99,083

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Diversified International Fund	11

Security name	Shares	Value

China (continued)
China Everbright Limited (Financials, Capital Markets)	348,000	$682,041
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	101,000	1,157,087
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	218,000	158,815
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	141,500	177,341
Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	5,725	252,759
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	106,000	110,298
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	721,000	434,150
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	89,000	144,134
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	245,000	631,806
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	49,500	76,590
Universal Health International Group Holding Limited (Health Care, Health Care Providers & Services) †	382,000	17,239
Xinyi Solar Holdings Limited (Information Technology, Semiconductors & Semiconductor Equipment)	562,000	208,697
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	468,050	206,398
Yantai Changyu Pioneer Wine Company Limited Class B (Consumer Staples, Beverages)	23,400	64,447

		5,794,206

Czech Republic: 0.09%
CEZ AS (Utilities, Electric Utilities)	4,900	92,350

Denmark: 0.84%
Danske Bank AS (Financials, Banks)	9,300	287,134
ISS AS (Industrials, Commercial Services & Supplies)	4,528	178,025
Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	8,910	318,750
Sydbank AS (Financials, Banks)	4,000	125,092

		909,001

Finland: 0.09%
Tieto Oyj (Information Technology, IT Services)	3,500	96,015

France: 5.50%
Arkema SA (Materials, Chemicals)	910	86,290
AXA SA (Financials, Insurance)	11,300	254,728
BNP Paribas SA (Financials, Banks)	4,400	255,223
Cie Generale des Establissements Michelin (Consumer Discretionary, Auto Components)	2,200	238,196
Compagnie de Saint-Gobain SA (Industrials, Building Products)	25,134	1,115,912
Credit Agricole SA (Financials, Banks)	13,900	150,024
Electricite de France SA (Utilities, Electric Utilities) «	12,500	140,100
Engie SA (Utilities, Multi-Utilities) «	13,300	191,772
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,108	201,360
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	14,100	222,113
Pernod-Ricard SA (Consumer Staples, Beverages)	3,672	436,752
Renault SA (Consumer Discretionary, Automobiles)	3,100	269,213
Sanofi SA (Health Care, Pharmaceuticals)	8,600	669,909
SCOR SE (Financials, Insurance)	7,700	249,269
Societe Generale SA (Financials, Banks)	3,700	144,433
Thales SA (Industrials, Aerospace & Defense)	1,600	150,646
Total SA (Energy, Oil, Gas & Consumable Fuels)	7,000	335,955
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	33,010	803,368

		5,915,263

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2016

Security name	Shares	Value

Germany: 13.43%
Allianz AG (Financials, Insurance)	8,330	$1,298,484
Aurubis AG (Materials, Metals & Mining)	2,300	119,651
BASF SE (Materials, Chemicals)	3,500	308,523
Bayer AG (Health Care, Pharmaceuticals)	11,644	1,154,105
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	2,200	191,683
Beiersdorf AG (Consumer Staples, Personal Products)	7,640	672,622
Daimler AG (Consumer Discretionary, Automobiles)	6,200	441,781
Deutsche Bank AG (Financials, Capital Markets) †	9,100	131,412
Deutsche Boerse AG (Financials, Diversified Financial Services)	17,153	1,334,650
Deutsche Post AG (Industrials, Air Freight & Logistics)	12,179	377,421
E.ON SE (Utilities, Multi-Utilities)	8,100	59,326
Hannover Rueck SE (Financials, Insurance)	1,200	133,772
Linde AG (Materials, Chemicals)	9,001	1,485,092
Metro AG (Consumer Staples, Food & Staples Retailing)	43,835	1,313,192
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	8,370	1,622,631
Rheinmetall AG (Industrials, Industrial Conglomerates)	7,868	545,087
SAP SE (Information Technology, Software)	8,445	743,865
Siemens AG (Industrials, Industrial Conglomerates)	7,723	877,041
Stada Arzneimittel AG (Health Care, Pharmaceuticals)	2,600	130,164
Uniper SE (Utilities, Independent Power & Renewable Electricity Producers)	810	10,781
Volkswagen AG (Consumer Discretionary, Automobiles)	1,600	238,870
Vonovia SE (Real Estate, Real Estate Management & Development)	15,669	551,883
Wirecard AG (Information Technology, IT Services) «	14,878	705,802

		14,447,838

Hong Kong: 2.77%
AIA Group Limited (Financials, Insurance)	206,400	1,302,716
China Resources Cement Holdings Limited (Materials, Construction Materials)	168,000	68,018
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	226,500	203,266
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	320,000	207,129
Value Partners Group Limited (Financials, Capital Markets)	375,000	358,775
Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	22,000	135,877
Xinyi Automobile Glass Hong Kong Enterprises Limited (Consumer Discretionary, Auto Components) †	77,250	15,041
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	618,000	531,498
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	42,000	160,027

		2,982,347

Hungary: 0.07%
Richter Gedeon (Health Care, Pharmaceuticals)	3,500	75,227

India: 0.14%
Tata Motors Limited ADR (Consumer Discretionary, Automobiles)	3,700	145,817

Indonesia: 0.09%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	98,800	92,379

Ireland: 2.00%
Allegion plc (Industrials, Building Products)	519	33,133
C&C Group plc (Consumer Staples, Beverages)	18,600	71,464
Medtronic plc (Health Care, Health Care Equipment & Supplies)	22,671	1,859,475
Smurfit Kappa Group plc (Materials, Containers & Packaging)	8,800	192,818

		2,156,890

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Diversified International Fund	13

Security name	Shares	Value

Israel: 0.38%
Bank Hapoalim Limited (Financials, Banks)	38,000	$219,305
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	4,600	192,691

		411,996

Italy: 2.37%
A2A SpA (Utilities, Multi-Utilities)	104,600	142,497
Atlantia SpA (Industrials, Transportation Infrastructure)	14,348	351,394
Enel SpA (Utilities, Electric Utilities)	48,100	206,983
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	80,985	1,174,386
Mediobanca SpA (Financials, Banks)	23,400	171,463
Prysmian SpA (Industrials, Electrical Equipment)	20,306	505,335

		2,552,058

Japan: 17.09%
Adeka Corporation (Materials, Chemicals)	13,000	197,101
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	3,300	145,223
Alpine Electronics Incorporated (Consumer Discretionary, Household Durables)	7,500	100,124
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	1,800	63,507
Aozora Bank Limited (Financials, Banks)	41,000	135,663
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	17,100	254,291
Bridgestone Corporation (Consumer Discretionary, Auto Components)	6,500	242,658
CALBEE Incorporated (Consumer Staples, Food Products)	7,700	279,746
Calsonic Kansei Corporation (Consumer Discretionary, Auto Components)	26,000	326,023
Central Glass Company Limited (Industrials, Building Products)	34,000	139,411
Coca-Cola East Japan Company Limited (Consumer Staples, Beverages)	47,100	1,040,179
Daiwa Securities Group Incorporated (Financials, Capital Markets)	130,000	778,116
DCM Holdings Company Limited (Consumer Discretionary, Specialty Retail)	14,100	123,696
Denka Company Limited (Materials, Chemicals)	50,000	227,424
DIC Incorporated (Materials, Chemicals)	5,300	160,966
Eizo Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	7,300	231,105
Fuji Oil Company Limited (Consumer Staples, Food Products)	8,800	170,009
Fujikura Limited (Industrials, Electrical Equipment)	25,000	147,325
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	171,000	911,826
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	16,500	204,460
Itochu Corporation (Industrials, Trading Companies & Distributors)	14,600	184,954
Japan Airlines Company Limited (Industrials, Airlines)	6,300	185,990
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	43,320	1,649,853
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	29,500	897,912
Kyorin Company Limited (Health Care, Pharmaceuticals)	7,900	177,029
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	11,000	203,910
Marubeni Corporation (Industrials, Trading Companies & Distributors)	36,300	191,313
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	3,000	154,763
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	1,800	87,194
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	21,000	324,001
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	203,000	1,054,199
Mitsui Fudosan Company Limited (Real Estate, Real Estate Management & Development)	17,000	387,513
Mizuho Financial Group Incorporated (Financials, Banks)	171,600	289,791
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	30,100	1,337,523
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	32,200	328,080

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2016

Security name	Shares	Value

Japan (continued)
Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	12,400	$123,799
Nomura Holdings Incorporated (Financials, Capital Markets)	173,400	870,555
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	47,803	1,203,622
Resona Holdings Incorporated (Financials, Banks)	75,000	333,270
S Foods Incorporated (Consumer Staples, Food Products)	7,500	200,963
Sankyu Incorporated (Industrials, Road & Rail)	28,000	165,271
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	2,100	135,968
SEINO Holdings Company Limited (Industrials, Road & Rail)	3,000	33,327
Seven & I Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	2,700	112,845
Sojitz Corporation (Industrials, Trading Companies & Distributors)	77,400	203,704
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	19,900	229,513
Sumitomo Heavy Industries Limited (Industrials, Machinery)	30,000	158,482
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	8,000	278,669
Sumitomo Osaka Cement Company (Materials, Construction Materials)	37,600	155,965
Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	6,200	130,361
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	36,800	171,595
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	5,900	91,085
Tsumura & Company (Health Care, Pharmaceuticals)	3,800	108,199
UBE Industries Limited (Materials, Chemicals)	79,000	163,469
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	10,500	182,626

		18,386,166

Liechtenstein: 0.11%
VP Bank AG (Financials, Capital Markets)	1,177	115,494

Luxembourg: 0.11%
RTL Group SA (Consumer Discretionary, Media)	1,513	118,588

Netherlands: 3.57%
Aegon NV (Financials, Insurance)	23,200	100,038
Akzo Nobel NV (Materials, Chemicals)	5,295	342,245
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	2,229	236,124
Heineken NV (Consumer Staples, Beverages)	1,030	84,858
ING Groep NV (Financials, Banks)	44,997	592,499
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	22,000	502,210
Koninklijke Philips NV (Industrials, Industrial Conglomerates) «	34,831	1,049,953
NN Group NV (Financials, Insurance)	30,802	928,164

		3,836,091

Norway: 0.81%
DNB Nor ASA (Financials, Banks)	12,100	175,005
Frontline Limited (Energy, Oil, Gas & Consumable Fuels) «	17,543	128,669
Marine Harvest ASA (Consumer Staples, Food Products)	22,503	408,261
Yara International ASA (Materials, Chemicals)	4,600	162,569

		874,504

Poland: 0.07%
Asseco Poland SA (Information Technology, Software)	5,900	78,727

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Diversified International Fund	15

Security name	Shares	Value

Russia: 0.33%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	10,500	$152,775
LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels)	4,200	204,162

		356,937

Singapore: 0.30%
DBS Group Holdings Limited (Financials, Banks)	17,000	183,288
United Overseas Bank Limited (Financials, Banks)	10,700	144,436

		327,724

South Africa: 0.29%
Barclays Africa Group Limited (Financials, Banks)	12,600	146,112
Imperial Holdings Limited (Consumer Discretionary, Distributors)	5,700	72,000
Omnia Holdings Limited (Materials, Chemicals)	7,600	92,099

		310,211

South Korea: 3.06%
BNK Financial Group Incorporated (Financials, Banks)	1,018	8,265
Hana Financial Group Incorporated (Financials, Banks)	37,692	1,080,444
Industrial Bank of Korea (Financials, Banks)	16,600	191,497
KT&G Corporation (Consumer Staples, Tobacco)	2,300	227,136
Kwangju Bank (Financials, Banks)	1,044	9,215
Orion Corporation (Consumer Staples, Food Products)	3	1,875
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	578	407,779
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	6,237	1,218,238
Woori Bank (Financials, Banks)	13,760	150,317

		3,294,766

Spain: 1.24%
Banco Santander Central Hispano SA (Financials, Banks)	29,500	144,982
Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing)	33,900	181,491
Gas Natural SDG SA (Utilities, Gas Utilities)	15,700	309,793
Grifols SA (Health Care, Biotechnology)	11,464	226,649
Grifols SA ADR (Health Care, Biotechnology)	26,016	371,769
International Consolidated Airlines Group SA (Industrials, Airlines)	17,900	95,175

		1,329,859

Sweden: 1.03%
Boliden AB (Materials, Metals & Mining)	11,400	264,170
Nordea Bank AB (Financials, Banks)	15,000	157,687
Swedbank AB Class A (Financials, Banks)	17,288	405,013
Telefonaktiebolaget LM Ericsson Class B (Information Technology, Communications Equipment)	25,000	121,012
Telia Company AB (Telecommunication Services, Diversified Telecommunication Services)	40,300	161,072

		1,108,954

Switzerland: 6.61%
Actelion Limited (Health Care, Biotechnology)	3,028	437,577
Aryzta AG (Consumer Staples, Food Products)	3,400	149,393
Baloise Holding AG (Financials, Insurance)	2,000	246,173

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2016

Security name	Shares	Value

Switzerland (continued)
Credit Suisse Group AG (Financials, Capital Markets)	20,800	$290,492
Georg Fischer AG (Industrials, Machinery)	300	266,030
LafargeHolcim Limited (Materials, Construction Materials)	1,649	88,070
Nestle SA (Consumer Staples, Food Products)	23,337	1,692,112
Novartis AG (Health Care, Pharmaceuticals)	13,026	926,715
Roche Holding AG (Health Care, Pharmaceuticals)	1,893	435,206
Swiss Life Holding AG (Financials, Insurance)	1,500	397,150
Swiss Reinsurance AG (Financials, Insurance)	5,600	520,075
UBS Group AG (Financials, Capital Markets)	18,822	266,291
Valiant Holding AG (Financials, Banks)	1,900	180,198
Zurich Insurance Group AG (Financials, Insurance)	4,645	1,215,290

		7,110,772

Taiwan: 1.01%
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	83,000	223,560
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	124,000	740,680
Zhen Ding Technology Holding (Information Technology, Electronic Equipment, Instruments & Components)	55,000	125,311

		1,089,551

Thailand: 0.30%
Bangchak Petroleum PCL (Energy, Oil, Gas & Consumable Fuels)	135,400	117,033
Thai Beverage PCL (Consumer Staples, Beverages)	80,000	55,490
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	75,100	150,211

		322,734

United Kingdom: 14.22%
3i Group plc (Financials, Capital Markets)	27,100	222,574
Aon plc (Financials, Insurance)	9,712	1,076,381
AstraZeneca plc (Health Care, Pharmaceuticals)	2,700	151,624
Aviva plc (Financials, Insurance)	22,000	119,237
Babcock International Group plc (Industrials, Commercial Services & Supplies)	1,206	14,599
BAE Systems plc (Industrials, Aerospace & Defense)	70,700	469,462
Barclays plc (Financials, Banks)	66,900	155,828
Barratt Developments plc (Consumer Discretionary, Household Durables)	23,400	129,947
Bellway plc (Consumer Discretionary, Household Durables)	4,200	121,631
Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)	4,400	127,046
BHP Billiton plc (Materials, Metals & Mining)	11,966	180,810
BHP Billiton plc ADR (Materials, Metals & Mining)	527	15,936
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	8,600	79,738
BP plc (Energy, Oil, Gas & Consumable Fuels)	91,700	542,909
British American Tobacco plc (Consumer Staples, Tobacco)	9,939	570,737
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	18,500	85,130
Carillion plc (Industrials, Construction & Engineering)	30,400	93,433
Centrica plc (Utilities, Multi-Utilities)	68,900	180,643
Coca-Cola European Partners plc (Consumer Staples, Beverages)	19,177	737,164
Conva Tec Limited (Health Care, Health Care Equipment & Supplies) †144A	91,891	281,187
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	20,500	102,099
Debenhams plc (Consumer Discretionary, Multiline Retail)	93,500	61,456

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Diversified International Fund	17

Security name	Shares	Value

United Kingdom (continued)
Delphi Automotive plc (Consumer Discretionary, Auto Components)	4,979	$323,984
easyJet plc (Industrials, Airlines)	6,900	79,135
Firstgroup plc (Industrials, Road & Rail) †	54,400	72,978
Galliford Try plc (Industrials, Construction & Engineering)	6,500	97,541
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	8,800	174,332
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	6,931	335,567
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	90,900	279,156
Kingfisher plc (Consumer Discretionary, Specialty Retail)	29,100	128,689
Liberty Global plc Class A (Consumer Discretionary, Media)	17,830	581,258
Liberty Global plc Class C (Consumer Discretionary, Media)	27,948	888,746
Liberty Latin America and Caribbean Group Class A (Consumer Discretionary, Media) †	2,356	65,120
Liberty Latin America and Caribbean Group Class C (Consumer Discretionary, Media) †	3,601	99,532
Lloyds Banking Group plc (Financials, Banks)	134,900	94,546
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	33,900	141,286
Mitie Group plc (Industrials, Commercial Services & Supplies) «	31,900	82,230
Mondi plc (Materials, Paper & Forest Products)	4,200	82,047
Old Mutual plc (Financials, Insurance)	59,600	146,995
Qinetiq Group plc (Industrials, Aerospace & Defense)	47,700	134,402
Reckitt Benckiser Group plc (Consumer Staples, Household Products)	4,124	369,144
Redrow plc (Consumer Discretionary, Household Durables)	24,200	112,381
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	13,800	357,249
Royal Mail plc (Industrials, Air Freight & Logistics)	20,900	125,606
Smiths Group plc (Industrials, Industrial Conglomerates)	61,544	1,068,178
St. James’s Place plc (Financials, Insurance)	2,900	33,544
Tullett Prebon plc (Financials, Capital Markets)	20,600	89,511
Unilever plc (Consumer Staples, Personal Products)	17,720	741,340
United Business Media plc (Consumer Discretionary, Media)	62,639	550,875
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	399,658	1,099,680
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)	34,200	94,815
Wolseley plc (Industrials, Trading Companies & Distributors)	25,632	1,333,691

		15,303,129

United States: 3.08%
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †	563	444,669
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	5,011	568,949
Coach Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	20,243	726,521
Pfizer Incorporated (Health Care, Pharmaceuticals)	25,399	805,402
WABCO Holdings Incorporated (Industrials, Machinery) †	3,212	316,254
Willis Towers Watson plc (Financials, Insurance)	3,626	456,513

		3,318,308

Total Common Stocks (Cost $97,593,519)		98,797,611

Exchange-Traded Funds: 0.51%

United States: 0.51%
iShares MSCI ACWI ex US ETF	13,300	541,975

Total Exchange-Traded Funds (Cost $542,282)		541,975

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2016

Security name		Expiration date	Shares	Value

Participation Notes: 1.15%

China: 0.53%
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †		2-19-2019	12,090	$568,145

Ireland: 0.62%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines)		10-29-2018	48,787	672,816

Total Participation Notes (Cost $957,954)				1,240,961

	Dividend yield
Preferred Stocks: 0.63%

Brazil: 0.04%
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	3.23%		13,600	41,541

Germany: 0.59%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.30		4,924	631,882

Total Preferred Stocks (Cost $560,256)				673,423

Rights: 0.00%

Spain: 0.00%
Banco Santander SA (Financials, Banks) †		1-27-2017	29,500	1,652

Total Rights (Cost $1,461)				1,652

	Yield
Short-Term Investments: 5.93%

Investment Companies: 5.93%
Securities Lending Cash Investment LLC (l)(r)(u)	0.69		1,251,365	1,251,490
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32		5,132,495	5,132,495

Total Short-Term Investments (Cost $6,383,931)				6,383,985

Total investments in securities (Cost $106,039,403) *	100.04%	107,639,607
Other assets and liabilities, net	(0.04)	(38,140)

Total net assets	100.00%	$107,601,467

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $107,016,742 and unrealized gains (losses) consists of:

Gross unrealized gains	$9,751,435
Gross unrealized losses	(9,128,570)

Net unrealized gains	$622,865

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2016	Wells Fargo Diversified International Fund	19

Assets
Investments
In unaffiliated securities (including $1,188,558 of securities loaned), at value (cost $99,655,472)	$101,255,622
In affiliated securities, at value (cost $6,383,931)	6,383,985

Total investments, at value (cost $106,039,403)	107,639,607
Foreign currency, at value (cost $811,352)	786,251
Receivable for investments sold	1,074,691
Receivable for Fund shares sold	73,092
Receivable for dividends	402,969
Receivable for securities lending income	3,599
Unrealized gains on forward foreign currency contracts	117,922
Prepaid expenses and other assets	56,971

Total assets	110,155,102

Liabilities
Payable for investments purchased	1,013,952
Payable for Fund shares redeemed	78,142
Payable upon receipt of securities loaned	1,251,423
Due to custodian bank	43,018
Management fee payable	34,736
Distribution fees payable	2,906
Administration fees payable	16,067
Accrued expenses and other liabilities	113,391

Total liabilities	2,553,635

Total net assets	$107,601,467

NET ASSETS CONSIST OF
Paid-in capital	$208,519,009
Undistributed net investment income	2,027,832
Accumulated net realized losses on investments	(104,625,041)
Net unrealized gains on investments	1,679,667

Total net assets	$107,601,467

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$61,031,144
Shares outstanding – Class A1	5,510,248
Net asset value per share – Class A	$11.08
Maximum offering price per share – Class A2	$11.76
Net assets – Class B	$9,409
Shares outstanding – Class B1	870
Net asset value per share – Class B	$10.81
Net assets – Class C	$4,350,630
Shares outstanding – Class C1	428,057
Net asset value per share – Class C	$10.16
Net assets – Class R	$25,521
Shares outstanding – Class R1	2,269
Net asset value per share – Class R	$11.25
Net assets – Class R6	$5,523,159
Shares outstanding – Class R6[1]	487,311
Net asset value per share – Class R6	$11.33
Net assets – Administrator Class	$12,333,612
Shares outstanding – Administrator Class[1]	1,093,423
Net asset value per share – Administrator Class	$11.28
Net assets – Institutional Class	$24,327,992
Shares outstanding – Institutional Class[1]	2,292,868
Net asset value per share – Institutional Class	$10.61

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified International Fund	Statement of operations—year ended October 31, 2016

Investment income
Dividends (net of foreign withholding taxes of $279,088)	$3,181,332
Securities lending income, net	86,060
Income from affiliated securities	15,491

Total investment income	3,282,883

Expenses
Management fee	964,927
Administration fees
Class A	138,194
Class B	29
Class C	9,148
Class R	53
Class R6	1,450
Administrator Class	15,923
Institutional Class	25,910
Shareholder servicing fees
Class A	164,161
Class B	35
Class C	10,891
Class R	63
Administrator Class	30,622
Distribution fees
Class B	104
Class C	32,673
Class R	63
Custody and accounting fees	177,781
Professional fees	50,195
Registration fees	103,931
Shareholder report expenses	59,456
Trustees’ fees and expenses	18,027
Other fees and expenses	50,531

Total expenses	1,854,167
Less: Fee waivers and/or expense reimbursements	(480,828)

Net expenses	1,373,339

Net investment income	1,909,544

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(2,372,926)
Forward foreign currency contract transactions	269,813

Net realized losses on investments	(2,103,113)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(4,103,959)
Affiiliated securities	54
Forward foreign currency contract transactions	(5,369)

Net change in unrealized gains (losses) on investments	(4,109,274)

Net realized and unrealized gains (losses) on investments	(6,212,387)

Net decrease in net assets resulting from operations	$(4,302,843)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Diversified International Fund	21

	Year ended October 31, 2016		Year ended October 31, 2015

Operations
Net investment income		$1,909,544			$992,143
Net realized gains (losses) on investments		(2,103,113)			2,645,943
Net change in unrealized gains (losses) on investments		(4,109,274)			(4,768,915)

Net decrease in net assets resulting from operations		(4,302,843)			(1,130,829)

Distributions to shareholders from
Net investment income
Class A		(692,930)			(567,395)
Class C		(30,743)			(25,962)
Class R		(268)			0 [1]
Class R6		(54,538)			0 [1]
Administrator Class		(136,524)			(172,327)
Institutional Class		(249,898)			(79,049)
Investor Class		N/A			(1,116,769)[2]

Total distributions to shareholders		(1,164,901)			(1,961,502)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	322,484	3,510,932	4,606,846		54,061,650
Class B	0	0	4,423		54,704
Class C	281,595	2,860,258	226,478		2,559,311
Class R	0	0	2,246	[1]	25,000 [1]
Class R6	517,935	6,092,247	2,246	[1]	25,000 [1]
Administrator Class	459,760	5,176,981	459,323		5,711,707
Institutional Class	1,803,946	19,585,715	523,640		5,896,811
Investor Class	N/A	N/A	772,749	[2]	9,262,576 [2]

		37,226,133			77,596,759

Reinvestment of distributions
Class A	60,092	682,650	45,755		531,212
Class C	2,596	27,233	2,080		22,425
Class R	23	268	0	[1]	0 [1]
Class R6	4,710	54,538	0	[1]	0 [1]
Administrator Class	11,807	136,486	14,509		171,495
Institutional Class	21,007	227,935	5,648		62,524
Investor Class	N/A	N/A	94,956	[2]	1,098,641 [2]

		1,129,110			1,886,297

Payment for shares redeemed
Class A	(1,217,038)	(13,371,782)	(383,282)		(4,674,632)
Class B	(3,553)	(39,685)	(3,247)		(36,560)
Class C	(188,833)	(1,877,720)	(41,808)		(464,550)
Class R6	(37,580)	(419,983)	0	[1]	0 [1]
Administrator Class	(266,367)	(2,965,371)	(180,963)		(2,216,207)
Institutional Class	(169,927)	(1,825,525)	(124,691)		(1,439,122)
Investor Class	N/A	N/A	(4,980,967)[2]		(58,064,112)[2]

		(20,500,066)			(66,895,183)

Net increase in net assets resulting from capital share transactions		17,855,177			12,587,873

Total increase in net assets		12,387,433			9,495,542

Net assets
Beginning of period		95,214,034			85,718,492

End of period		$107,601,467			$95,214,034

Undistributed net investment income		$2,027,832			$1,033,199

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	For the period from November 1, 2014 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.65	$12.01	$12.25	$10.25	$9.69
Net investment income	0.17	0.13 [1]	0.24 [1]	0.19 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	(0.63)	(0.21)	(0.29)	2.41	0.51

Total from investment operations	(0.46)	(0.08)	(0.05)	2.60	0.70
Distributions to shareholders from
Net investment income	(0.11)	(0.28)	(0.19)	(0.60)	(0.14)
Net asset value, end of period	$11.08	$11.65	$12.01	$12.25	$10.25
Total return[2]	(3.96)%	(0.66)%	(0.49)%	26.59%	7.45%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.85%	1.76%	1.92%	1.68%
Net expenses	1.35%	1.40%	1.41%	1.41%	1.41%
Net investment income	1.67%	1.07%	1.93%	1.75%	1.96%
Supplemental data
Portfolio turnover rate	50%	31%	33%	40%	57%
Net assets, end of period (000s omitted)	$61,031	$73,891	$24,921	$28,928	$22,434

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.34	$11.50	$11.71	$9.80	$9.19
Net investment income	0.09 [1]	0.03 [1]	0.13 [1]	0.09 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(0.62)	(0.19)	(0.27)	2.32	0.51

Total from investment operations	(0.53)	(0.16)	(0.14)	2.41	0.61
Distributions to shareholders from
Net investment income	0.00	0.00	(0.07)	(0.50)	(0.00)[2]
Net asset value, end of period	$10.81	$11.34	$11.50	$11.71	$9.80
Total return[3]	(4.67)%	(1.39)%	(1.25)%	25.70%	6.69%
Ratios to average net assets (annualized)
Gross expenses	2.52%	2.59%	2.52%	2.68%	2.35%
Net expenses	2.08%	2.15%	2.16%	2.16%	2.12%
Net investment income	0.84%	0.29%	1.10%	0.88%	1.11%
Supplemental data
Portfolio turnover rate	50%	31%	33%	40%	57%
Net assets, end of period (000s omitted)	$9	$50	$37	$174	$299

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.74	$11.08	$11.35	$9.54	$9.01
Net investment income	0.10 [1]	0.04 [1]	0.13 [1]	0.09 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	(0.60)	(0.20)	(0.27)	2.25	0.48

Total from investment operations	(0.50)	(0.16)	(0.14)	2.34	0.59
Distributions to shareholders from
Net investment income	(0.08)	(0.18)	(0.13)	(0.53)	(0.06)
Net asset value, end of period	$10.16	$10.74	$11.08	$11.35	$9.54
Total return[2]	(4.72)%	(1.44)%	(1.24)%	25.67%	6.67%
Ratios to average net assets (annualized)
Gross expenses	2.54%	2.60%	2.51%	2.66%	2.43%
Net expenses	2.10%	2.15%	2.16%	2.16%	2.16%
Net investment income	1.01%	0.33%	1.15%	0.84%	1.21%
Supplemental data
Portfolio turnover rate	50%	31%	33%	40%	57%
Net assets, end of period (000s omitted)	$4,351	$3,573	$1,616	$1,746	$628

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	25

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2016	2015[1]
Net asset value, beginning of period	$11.86	$11.13
Net investment income (loss)[1]	0.16 [2]	(0.01)
Net realized and unrealized gains (losses) on investments	(0.65)	0.74

Total from investment operations	(0.49)	0.73
Distributions to shareholders from
Net investment income	(0.12)	0.00
Net asset value, end of period	$11.25	$11.86
Total return[3]	(4.16)%	6.56%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.15%
Net expenses	1.60%	1.60%
Net investment income (loss)	1.42%	(0.65)%
Supplemental data
Portfolio turnover rate	50%	31%
Net assets, end of period (000s omitted)	$26	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2016	2015[1]
Net asset value, beginning of period	$11.87	$11.13
Net investment income	0.26 [2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	(0.68)	0.74

Total from investment operations	(0.42)	0.74
Distributions to shareholders from
Net investment income	(0.12)	0.00
Net asset value, end of period	$11.33	$11.87
Total return[4]	(3.55)%	6.65%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.46%
Net expenses	0.89%	0.89%
Net investment income	2.30%	0.05%
Supplemental data
Portfolio turnover rate	50%	31%
Net assets, end of period (000s omitted)	$5,523	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005 per share.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	27

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.87	$12.23	$12.47	$10.42	$9.68
Net investment income	0.20 [1]	0.16 [1]	0.26 [1]	0.19 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	(0.66)	(0.22)	(0.30)	2.47	0.53

Total from investment operations	(0.46)	(0.06)	(0.04)	2.66	0.74
Distributions to shareholders from
Net investment income	(0.13)	(0.30)	(0.20)	(0.61)	0.00
Net asset value, end of period	$11.28	$11.87	$12.23	$12.47	$10.42
Total return	(3.90)%	(0.46)%	(0.39)%	26.85%	7.64%
Ratios to average net assets (annualized)
Gross expenses	1.71%	1.72%	1.60%	1.74%	1.52%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.83%	1.31%	2.10%	1.72%	2.11%
Supplemental data
Portfolio turnover rate	50%	31%	33%	40%	57%
Net assets, end of period (000s omitted)	$12,334	$10,540	$7,283	$8,195	$3,504

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.14	$11.50	$11.79	$10.20	$9.69
Net investment income	0.23 [1]	0.17 [1]	0.26 [1]	0.20 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	(0.63)	(0.20)	(0.27)	2.37	0.51

Total from investment operations	(0.40)	(0.03)	(0.01)	2.57	0.70
Distributions to shareholders from
Net investment income	(0.13)	(0.33)	(0.28)	(0.98)	(0.19)
Net asset value, end of period	$10.61	$11.14	$11.50	$11.79	$10.20
Total return	(3.63)%	(0.23)%	(0.18)%	27.28%	7.51%
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.47%	1.33%	1.50%	1.20%
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	2.16%	1.45%	2.23%	1.94%	1.96%
Supplemental data
Portfolio turnover rate	50%	31%	33%	40%	57%
Net assets, end of period (000s omitted)	$24,328	$7,106	$2,683	$2,406	$7,367

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Diversified International Fund	29

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange

30	Wells Fargo Diversified International Fund	Notes to financial statements

or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds

Notes to financial statements	Wells Fargo Diversified International Fund	31

Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At October 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$249,990	$(249,990)

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2017	Short-term	Long-term
$89,306,475	$11,620,385	$2,744,226

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

32	Wells Fargo Diversified International Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$1,917,499	$0	$6,651	$1,924,150
Austria	317,806	0	0	317,806
Belgium	461,455	0	0	461,455
Brazil	505,990	0	0	505,990
Canada	2,634,308	0	0	2,634,308
China	5,794,206	0	0	5,794,206
Czech Republic	92,350	0	0	92,350
Denmark	909,001	0	0	909,001
Finland	96,015	0	0	96,015
France	5,915,263	0	0	5,915,263
Germany	14,447,838	0	0	14,447,838
Hong Kong	2,982,347	0	0	2,982,347
Hungary	75,227	0	0	75,227
India	145,817	0	0	145,817
Indonesia	92,379	0	0	92,379
Ireland	2,156,890	0	0	2,156,890
Israel	411,996	0	0	411,996
Italy	2,552,058	0	0	2,552,058
Japan	18,386,166	0	0	18,386,166
Liechtenstein	115,494	0	0	115,494
Luxembourg	118,588	0	0	118,588
Netherlands	3,836,091	0	0	3,836,091
Norway	874,504	0	0	874,504
Poland	78,727	0	0	78,727
Russia	356,937	0	0	356,937
Singapore	327,724	0	0	327,724
South Africa	310,211	0	0	310,211
South Korea	3,294,766	0	0	3,294,766
Spain	1,329,859	0	0	1,329,859
Sweden	1,108,954	0	0	1,108,954

Notes to financial statements	Wells Fargo Diversified International Fund	33

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Common stocks (continued)
Switzerland	$7,110,772	$0	$0	$7,110,772
Taiwan	1,089,551	0	0	1,089,551
Thailand	322,734	0	0	322,734
United Kingdom	15,303,129	0	0	15,303,129
United States	3,318,308	0	0	3,318,308

Exchange-traded funds
United States	541,975	0	0	541,975

Participation notes
China	0	568,145	0	568,145
Ireland	0	672,816	0	672,816

Preferred stocks
Brazil	41,541	0	0	41,541
Germany	631,882	0	0	631,882

Rights
Spain	0	1,652	0	1,652

Short-term investments
Investment companies	5,132,495	0	0	5,132,495
Investments measured at net asset value*			0	1,251,490
	105,138,853	1,242,613	6,651	107,639,607
Forward foreign currency contracts	0	117,922	0	117,922
Total assets	$105,138,853	$1,360,535	$6,651	$107,757,529

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $1,251,490 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at October 31, 2016. As a result, common stocks valued at $69,597,499 and preferred stocks valued at $673,423 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.90% and declining to 0.73% as the average daily net assets of the Fund increase. For the year ended October 31, 2016, the management fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Artisan Partners Limited Partnership, LSV Asset

34	Wells Fargo Diversified International Fund	Notes to financial statements

Management, and Wells Cap are the subadvisers to the Fund and are each entitled to receive a fee from Funds Management which is calculated based on the average daily net assets of the Fund as follows:

	Annual subadvisory fee
	starting at	declining to
Artisan Partners Limited Partnership	0.80%	0.50%
LSV Asset Management	0.35	0.30
WellsCap	0.45	0.40

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares, 1.60% for Class R shares, 0.89% for Class R6 shares, 1.25% for Administrator Class shares, and 0.99% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to March 1, 2016, the Fund’s expenses were capped at 1.41% for Class A shares, 2.16% for Class B shares, and 2.16% for Class C shares.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2016, Funds Distributor received $719 from the sale of Class A shares and $46 in contingent deferred sales charges from redemptions of Class A.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2016 were $68,974,551 and $50,831,615, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

Notes to financial statements	Wells Fargo Diversified International Fund	35

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2016, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2016, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2016	In exchange for U.S. $	Unrealized gains
12-15-2016	Barclays	2,450,000	EUR	$2,694,621	$2,763,281	$68,660
12-22-2016	Morgan Stanley	595,000	GBP	729,160	772,422	43,262
1-13-2017	Credit Suisse	500,000	EUR	550,740	556,740	6,000

The Fund had average contract amounts of $661,441 and $4,614,055 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2016.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	Barclays	$68,660*		$0	$0	$68,660
	Morgan Stanley	43,262	*	0	0	43,262
	Credit Suisse	6,000	*	0	0	6,000
*	Amount represents net unrealized gains.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended October 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,164,901 and $1,961,502 of ordinary income for the years ended October 31, 2016 and October 31, 2015, respectively.

36	Wells Fargo Diversified International Fund	Notes to financial statements

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$2,170,230	$583,314	$(103,671,086)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Diversified International Fund	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Diversified International Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Diversified International Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2016

38	Wells Fargo Diversified International Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 1.37% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $1,164,902 of income dividends paid during the fiscal year ended October 31, 2016 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2016. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified International Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

40	Wells Fargo Diversified International Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker[3] (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Diversified International Fund	41

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified International Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; (iii) an investment sub-advisory agreement with Artisan Partners, LP ( “Artisan”); and (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”). The sub-advisory agreements with WellsCap, Artisan and LSV (the “Sub-Advisers”) are collectively referred to as the “Sub-Advisory Agreements,” and the Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by

42	Wells Fargo Diversified International Fund	Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the MSCI EAFE Index (Net), for all periods under review except the one-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes except Class R.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the Fund’s expense Groups for all share classes except Class A and Class R6. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce fees at all asset levels for the Fund.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of fees between them. The Board also considered that the sub-advisory fees paid to Artisan and LSV had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also

Other information (unaudited)	Wells Fargo Diversified International Fund	43

received and considered information concerning the profitability of WellsCap from providing services to the fund family as a whole, noting that WellsCap’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis. The Board did not consider profitability with respect to Artisan or LSV, as the sub-advisory fees paid to the Artisan and LSV had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce fees at all asset levels for the Fund. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates including WellsCap, and Artisan and LSV, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by WellsCap and Artisan, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or either Artisan or LSV were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

44	Wells Fargo Diversified International Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

247340 12-16 A237/AR237 10-16

Annual Report

October 31, 2016

Wells Fargo Emerging Markets Equity Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Political events in some countries prompted investor concern.

The business-supportive stance of major central banks helped offset volatility following the U.S. rate increase.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Markets Equity Fund for the 12-month period that ended October 31, 2016. Entering the reporting period, many emerging markets commentaries focused on the potential effect of the U.S. Federal Reserve (Fed) raising its key interest rate in December 2015 and concerns about slowing economic growth in China. Political events in some countries prompted investor concern. Throughout the period, the European Central Bank (ECB), the Bank of Japan (BOJ), and the People’s Bank of China (PBOC), maintained policies intended to encourage business activity including low—even negative—interest rates to boost lending and bond-buying programs to enhance liquidity. As the period ended, it appeared that these efforts, the Fed’s hesitancy to raise rates further, and effective resolution of some of the political issues contributed to improving economic data and investment results in several countries in the emerging markets.

In early 2016, emerging markets economies endured challenges.

Following the Fed’s decision in December 2015 to increase rates, the relative value of the U.S. dollar increased. The stronger U.S. dollar pressured emerging markets importers and benefited exporters. In November 2015, the PBOC reduced short-term borrowing costs. The ECB pushed interest rates paid on deposits further into negative territory in late 2015. In January 2016, the BOJ followed the ECB’s lead by setting a negative deposit rate. The Fed indicated that it would be cautious about further rate increases in consideration of global growth risks. The business-supportive stance of major central banks helped offset volatility following the U.S. rate increase.

Political issues affected some emerging markets during the period. Brazil endured a bribery scandal involving the state-owned oil company, Petróleo Brasileiro S.A., and the president was impeached after a scandal related to unauthorized loans from state-owned banks. In addition, a June 2016 referendum approved the U.K.’s exit from the European Union (Brexit), casting uncertainty, particularly on European emerging markets, such as the Czech Republic, Greece, Hungary, and Poland. Despite dire news headlines, each event appeared to have little lasting effect on the markets as governments worked to minimize any negative influence. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net)1 finished the first half of the period with a (0.13)% return.

A second-half turnaround benefited investments in emerging markets.

Investors’ sentiments improved during the third quarter of 2016, which led to positive returns across global equity markets. The MSCI EM Index (Net) reflected the improved investment climate over the last six months of the period, gaining 9.41%. For the full 12-month period, the index gained 9.27%.

Equity market volatility levels, as measured by the Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX),2 remained relatively low throughout the second half of the period with a brief spike following the Brexit vote. A recovery in commodity prices benefited oil-sensitive economies such as Colombia and other producers and exporters of natural resources in Asia. As political issues were resolved, equity markets

[1]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[2]	The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Emerging Markets Equity Fund	3

in the respective countries moved higher; Brazilian shares advanced on the installation of a new government, and Peruvian shares gained on a market-friendly election outcome. Also, throughout the period and in several emerging markets countries, the passage of legislative and regulatory reforms that seek to enhance the structure, operations, and oversight of businesses tended to benefit investor confidence and encourage increased investment activity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Emerging Markets Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Derrick Irwin, CFA®

Richard Peck, CFA®

Yi (Jerry) Zhang, Ph.D., CFA®

Average annual total returns (%) as of October 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EMGAX)	9-6-1994	7.40	(0.91)	3.95	13.93	0.27	4.57	1.61	1.61
Class B (EMGBX)*	9-6-1994	8.05	(0.87)	4.03	13.05	(0.47)	4.03	2.36	2.36
Class C (EMGCX)	9-6-1994	12.09	(0.47)	3.79	13.09	(0.47)	3.79	2.36	2.36
Class R6 (EMGDX)	6-28-2013	–	–	–	14.43	0.73	4.97	1.18	1.18
Administrator Class (EMGYX)	9-6-1994	–	–	–	14.07	0.43	4.77	1.53	1.49
Institutional Class (EMGNX)	7-30-2010	–	–	–	14.40	0.70	4.95	1.28	1.22
MSCI EM Index (Net)[4]	–	–	–	–	9.27	0.55	3.49	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributors and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Fund	5

Growth of $10,000 investment as of October 31, 2016[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would have been higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 28, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EM Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Emerging Markets Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net), for the 12-month period that ended October 31, 2016.

∎	The largest relative contributors among sectors included information technology (IT), consumer discretionary, and financials. China/Hong Kong and Korea were among the most notable contributors on a country basis.

∎	Top detracting sectors included telecommunication services and real estate. Among countries, detractors included Mexico, Indonesia, and Turkey.

Conditions turned positive for emerging markets equities by the spring of 2016.

Despite significant macroeconomic and political news during the period under review, we noted a shift towards stock-specific issues as drivers of emerging markets equity performance. This shift is an important change, in our view, from prior periods, when macroeconomic drivers dominated.

Emerging market equites began the period extending a decline than began in the spring of 2015 and fell decisively below their long-term trading range that had been in place since 2011. China was in the spotlight, with investors around the world watching the worrying outflow of foreign exchange reserves and speculating whether this circumstance might lead to an economic crisis. This toxic environment combined with fears of a global growth slowdown to weigh more broadly on emerging markets currencies and share prices. Between November 2015 and late January 2016, emerging markets equities fell 20%, as measured by the MSCI EM Index (Net).

Then, as if on cue, everything changed on January 21, 2016. The initial catalyst was the announcement that the People’s Bank of China would inject 600 billion yuan into the banking system, shoring up concerns over an imminent banking crisis. Financial markets rallied and dragged crude oil prices along for the ride, as investors also cheered better-than-expected U.S. crude inventory data.

By spring 2016, conditions turned supportive for emerging markets equities. Global central banks’ policies remained accommodative, the U.S. dollar continued to weaken, and commodity prices continued to rise. Volatility increased in June as investors focused on a referendum in the U.K. to leave the European Union, dubbed “Brexit.” However, it was not long before a more ebullient mood reemerged. With most of the major global central banks indicating that interest rates would remain low, funds flowed into both emerging markets bond and equity funds as investors began to search for higher yielding assets. With these events as a backdrop, stocks responded to positive earnings announcements and signs of stabilizing returns on capital at many companies.

In recent months, markets focused to a greater degree on global drivers including the U.S. Federal Reserve and speculation about a fourth quarter interest-rate hike. The U.S. presidential debates drew investor attention to the November presidential election, and concerns over potential protectionism in the U.S. led to increased volatility for the Mexican peso.

We made limited changes to the portfolio over the year, adding China’s Want Want China Holdings Limited and Gridsum Holding Incorporated, as well as AES Gener S.A. in Chile. Brazil’s Petroleo Brasileiro S.A. and Vale S.A., and South Africa’s Sasol Limited were eliminated while China’s Mindray Medical International Limited was removed because it was taken private.

Ten largest holdings (%) as of October 31, 2016[6]
Samsung Electronics Company Limited	5.05
Taiwan Semiconductor Manufacturing Company Limited ADR	3.18
China Mobile Limited	3.06
Fomento Economico Mexicano SAB de CV ADR	2.60
SINA Corporation	2.21
Uni-President Enterprises Corporation	2.13
New Oriental Education & Technology Group Incorporated	2.02
China Life Insurance Company Limited H Shares	1.91
AIA Group Limited	1.86
WH Group Limited	1.83

In the portfolio, positive stock selection in China/Hong Kong, Korea, and Brazil was offset by weaker results among portfolio stocks in Mexico and Indonesia. In China/Hong Kong, the Fund benefited from strong performances from such companies as SINA Corporation, Weibo Corporation, New Oriental Education & Technology Group Incorporated, and WH Group Limited. Our biggest challenges were related to the Fund’s positions in China Life Insurance Company Limited and Belle International Holdings Limited, as well as our underweight positioning in Tencent Holdings Limited. Our overweight position in Mexico was impaired by a weak Mexican peso.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Fund	7

Among sectors, IT was a key performance driver across a number of regions and business types. This included SINA, Weibo, Taiwan Semiconductor Manufacturing Company Limited, and Russia’s Yandex N.V. In consumer discretionary, portfolio performance benefited from the strong performance of New Oriental Education and Ctrip.com International, Limited, in China, and Lojas Americanas S.A. in Brazil. The Fund lagged in the telecommunication services sector, as America Movil, S.A.B. de C.V., in Mexico, China Mobile Limited, and Bharti Airtel Limited in India all underperformed. Our real estate holding in Mexico, Fibra Uno Administracion S.A. de C.V. also detracted.

Sector distribution as of October 31, 2016[7]

Country allocation as of October 31, 2016[7]

We remain cautiously optimistic about the opportunities in emerging markets.

Emerging markets equities have staged an impressive rally off of late-January 2016 lows. While fundamental drivers offer important support, markets clearly enjoy a tailwind from low interest rates and high levels of liquidity globally. Overall, it seems that many of the global macroeconomic trends currently in place should likely remain market drivers into 2017, although to a lesser degree perhaps. Declining margins, a key driver of the lower returns in emerging markets, are projected to stabilize in 2017 which should support returns on capital across the asset class.

While we are encouraged by signs of economic recovery and gradually improving company fundamentals in emerging markets, speculation about global interest rates may increase into 2017. Further, while growth in China has stabilized, the presence of speculative mini-bubbles could be indicative of larger problems below the surface that need to be monitored closely. Our approach has been to use market movements to continually improve the quality of our portfolios and to focus on the longer-term prospects of the companies in which we invest. We think this should be more profitable over time than trying to outguess short-term volatility.

Please see footnotes on page 5.

8	Wells Fargo Emerging Markets Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2016	Ending account value 10-31-2016	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,114.80	$8.50	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$8.10	1.60%
Class B
Actual	$1,000.00	$1,110.33	$12.45	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.33	$11.88	2.35%
Class C
Actual	$1,000.00	$1,110.54	$12.46	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.33	$11.89	2.35%
Class R6
Actual	$1,000.00	$1,117.13	$6.22	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$5.93	1.17%
Administrator Class
Actual	$1,000.00	$1,114.97	$7.92	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.56	1.49%
Institutional Class
Actual	$1,000.00	$1,116.55	$6.49	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.19	1.22%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2016	Wells Fargo Emerging Markets Equity Fund	9

Security name	Shares	Value

Common Stocks: 96.25%

Argentina: 0.44%
MercadoLibre Incorporated (Information Technology, Internet Software & Services)	82,800	$13,911,228

Brazil: 7.33%
Ambev SA ADR (Consumer Staples, Beverages)	5,922,000	34,939,800
B2W Cia Digital (Consumer Discretionary, Internet & Direct Marketing Retail) †	3,001,424	14,743,837
Banco Bradesco SA ADR (Financials, Banks)	3,201,773	33,330,457
BM&F Bovespa SA (Financials, Capital Markets)	5,839,000	34,390,100
BRF Brasil Foods SA ADR (Consumer Staples, Food Products) «	976,078	16,320,024
CETIP SA (Financials, Capital Markets)	2,441,437	34,319,323
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	2,927,500	24,762,688
Multiplan Empreendimentos Imobiliarios SA (Real Estate, Real Estate Management & Development)	756,200	15,197,440
Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	701,600	15,574,992
Rumo Logistica Operadora Multimodal SA (Industrials, Road & Rail) †	2,395,351	5,358,022

		228,936,683

Chile: 2.30%
AES Gener SA (Utilities, Independent Power & Renewable Electricity Producers)	16,613,250	5,656,013
Banco Santander Chile SA ADR (Financials, Banks) «	1,407,392	32,158,907
SACI Falabella (Consumer Discretionary, Multiline Retail)	4,357,228	34,185,716

		72,000,636

China: 24.83%
51Job Incorporated ADR (Industrials, Professional Services) †	1,058,941	36,003,994
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	292,037	29,697,243
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	108,540	19,196,384
Belle International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	52,059,000	31,548,672
China Auto Rental Incorporated (Industrials, Road & Rail) «†	1,256,469	1,276,631
China International Capital Corporation Limited H Shares (Financials, Diversified Financial Services) «†	1,334,904	1,962,196
China Life Insurance Company Limited H Shares (Financials, Insurance)	24,018,290	59,646,610
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	8,350,165	95,662,095
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	24,574,000	31,273,782
Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	1,082,632	47,798,203
Gridsum Holding Incorporated ADR (Information Technology, Software) †	391,040	5,501,933
Hengan International Group Company Limited (Consumer Staples, Personal Products)	4,527,000	36,044,155
Legend Holdings Corporation H Shares (Financials, Diversified Financial Services)	908,901	2,266,525
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	25,884,207	18,489,792
New Oriental Education & Technology Group Incorporated (Consumer Discretionary, Diversified Consumer Services) †	1,260,182	63,172,924
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	11,566,000	7,963,644
Shandong Weigao Group Medical Polymer Company Limited H Shares (Health Care, Health Care Equipment & Supplies)	18,024,000	11,759,506
SINA Corporation (Information Technology, Internet Software & Services) «†	955,907	68,959,131
Tencent Holdings Limited (Information Technology, Internet Software & Services)	1,678,800	44,548,361
Tingyi Holding Corporation (Consumer Staples, Food Products) «	15,898,000	17,157,553
Tsingtao Brewery Company Limited H Shares (Consumer Staples, Beverages)	7,910,000	31,617,358
Vipshop Holdings Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	3,404,738	46,542,768
Want Want China Holdings Limited (Consumer Staples, Food Products) «	32,004,000	19,518,786
Weibo Corporation ADR (Information Technology, Internet Software & Services) «†	1,052,436	48,422,557

		776,030,803

Colombia: 0.54%
Bancolombia SA ADR (Financials, Banks)	442,400	16,935,072

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—October 31, 2016

Security name	Shares	Value

Hong Kong: 4.65%
AIA Group Limited (Financials, Insurance)	9,201,400	$58,075,640
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	4,214,250	10,193,904
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing) «	28,090,500	19,812,268
WH Group Limited (Consumer Staples, Food Products) 144A	70,405,500	57,101,120

		145,182,932

India: 8.97%
Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	3,738,728	17,840,920
Bharti Infratel Limited (Telecommunication Services, Diversified Telecommunication Services)	3,253,851	16,930,266
HDFC Bank Limited ADR (Financials, Banks)	123,826	8,764,404
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	1,825,700	37,655,840
ICICI Bank Limited ADR (Financials, Banks)	3,281,775	27,205,915
Indusind Bank Limited (Financials, Banks)	817,217	14,622,331
Infosys Limited ADR (Information Technology, IT Services)	2,217,460	33,838,440
ITC Limited (Consumer Staples, Tobacco)	15,268,960	55,246,857
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	744,200	11,713,491
Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels) 144A	1,246,587	39,516,808
Ultra Tech Cement Limited (Materials, Construction Materials)	286,000	16,976,118

		280,311,390

Indonesia: 2.68%
PT Astra International Tbk (Consumer Discretionary, Automobiles)	14,651,000	9,235,475
PT Bank Central Asia Tbk (Financials, Banks)	9,549,500	11,362,353
PT Blue Bird Tbk (Industrials, Road & Rail)	13,605,309	2,919,594
PT Link Net Tbk (Telecommunication Services, Diversified Telecommunication Services)	42,078,161	16,124,372
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail)	10,474,600	14,470,008
PT Telekomunikasi Indonesia Persero ADR Tbk (Telecommunication Services, Diversified Telecommunication Services) «	907,754	29,492,927

		83,604,729

Malaysia: 1.04%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,480,900	15,849,882
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	14,396,300	16,335,253
Sime Darby Bhd (Industrials, Industrial Conglomerates)	115,937	226,347

		32,411,482

Mexico: 9.27%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services) «	2,782,320	36,559,685
Cemex SAB de CV ADR (Materials, Construction Materials) †	2,616,393	22,710,291
Fibra Uno Administracion SAB de CV (Real Estate, Equity REITs)	25,336,922	48,218,035
Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	850,100	81,329,067
Grupo Financiero Banorte SAB de CV (Financials, Banks)	7,568,188	44,645,943
Grupo Financiero Santander SAB de CV ADR (Financials, Banks)	2,048,441	18,538,391
Grupo Sanborns SAB de CV (Consumer Discretionary, Multiline Retail)	814,226	1,012,775
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	722,000	17,710,660
Telesites SAB de CV (Telecommunication Services, Diversified Telecommunication Services) †	3,052,320	1,760,240
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	8,127,100	17,190,702

		289,675,789

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Emerging Markets Equity Fund	11

Security name	Shares	Value

Peru: 0.49%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining) †	1,152,495	$15,316,659

Philippines: 0.91%
Ayala Corporation (Financials, Diversified Financial Services)	647,624	11,167,660
Metropolitan Bank & Trust Company (Financials, Banks)	4,287,486	7,198,567
SM Investments Corporation (Industrials, Industrial Conglomerates)	732,873	10,170,699

		28,536,926

Russia: 2.65%
LUKOIL PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	434,249	21,169,639
Magnit (Consumer Staples, Food & Staples Retailing) (a)	95,300	15,979,161
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	1,217,800	9,389,238
Sberbank of Russia ADR (Financials, Banks)	1,571,195	14,910,641
Yandex NV Class A (Information Technology, Internet Software & Services) †	1,090,106	21,464,187

		82,912,866

South Africa: 4.38%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining) †	878,071	12,064,696
Clicks Group Limited (Consumer Staples, Food & Staples Retailing)	720,000	6,701,400
Impala Platinum Holdings Limited (Materials, Metals & Mining) †	610,758	2,455,035
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	2,102,643	18,146,626
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	2,838,100	41,886,115
Standard Bank Group Limited (Financials, Banks)	1,710,190	18,144,788
Tiger Brands Limited (Consumer Staples, Food Products)	1,320,333	37,599,441

		136,998,101

South Korea: 11.60%
Amorepacific Corporation (Consumer Staples, Personal Products)	29,300	9,192,659
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services) «	3,274,813	52,364,260
KT&G Corporation (Consumer Staples, Tobacco)	218,091	21,537,499
Naver Corporation (Information Technology, Internet Software & Services)	59,700	44,713,043
Samsung Biologics Company Limited (Health Care, Life Sciences Tools & Services) †(a)	18,099	2,172,671
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	110,236	157,899,763
Samsung Life Insurance Company Limited (Financials, Insurance)	445,337	43,006,107
SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	883,000	31,639,065

		362,525,067

Taiwan: 9.06%
104 Corporation (Industrials, Professional Services)	1,655,000	7,184,821
Far Eastern New Century Corporation (Industrials, Industrial Conglomerates)	7,466,448	5,784,826
MediaTek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	2,959,881	22,510,384
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)	4,235,000	31,671,077
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	8,385,224	50,086,817
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)	3,192,852	99,297,697
Uni-President Enterprises Corporation (Consumer Staples, Food Products)	34,362,368	66,530,640

		283,066,262

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—October 31, 2016

Security name			Shares	Value

Thailand: 3.54%
Bangkok Bank PCL (Financials, Banks)			1,959,800	$8,903,727
PTT Exploration & Production PCL (Energy, Oil, Gas & Consumable Fuels)			4,128,139	9,819,775
PTT PCL (Energy, Oil, Gas & Consumable Fuels)			2,115,900	20,918,677
Siam Commercial Bank PCL (Financials, Banks)			7,405,100	30,363,079
Thai Beverage PCL (Consumer Staples, Beverages)			58,527,000	40,595,547

				110,600,805

Turkey: 0.80%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples, Beverages)			2,690,453	16,442,261
Avivasa Emeklilik Ve Hayat AS (Financials, Insurance)			1,246,853	8,413,764

				24,856,025

United Arab Emirates: 0.08%
Emaar Malls Group (Real Estate, Real Estate Management & Development)			3,773,147	2,640,109

United Kingdom: 0.69%
Standard Chartered plc (Financials, Banks) †			2,475,244	21,568,437

Total Common Stocks (Cost $2,672,714,109)				3,008,022,001

	Interest rate	Maturity date	Principal
Convertible Debentures: 0.00%

Brazil: 0.00%
Lupatech SA (Energy, Energy Equipment & Services) (a)(i)(s)	6.50%	4-15-2018	$303,000	1,519

Total Convertible Debentures (Cost $160,691)				1,519

	Dividend yield		Shares
Preferred Stocks: 1.67%

Brazil: 1.67%
Lojas Americanas SA (Consumer Discretionary, Multiline Retail) ±	0.15		8,039,193	52,133,864

Total Preferred Stocks (Cost $31,353,641)				52,133,864

	Yield
Short-Term Investments: 6.51%

Investment Companies: 6.51%
Securities Lending Cash Investment LLC (l)(r)(u)	0.69		156,094,383	156,109,992
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32		47,363,740	47,363,740

Total Short-Term Investments (Cost $203,464,225)				203,473,732

Total investments in securities (Cost $2,907,692,666) *	104.43%	3,263,631,116
Other assets and liabilities, net	(4.43)	(138,505,464)

Total net assets	100.00%	$3,125,125,652

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Emerging Markets Equity Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $2,930,369,338 and unrealized gains (losses) consists of:

Gross unrealized gains	$746,868,811
Gross unrealized losses	(413,607,033)

Net unrealized gains	$333,261,778

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Markets Equity Fund	Statement of assets and liabilities—October 31, 2016

Assets
Investments
In unaffiliated securities (including $143,197,872 of securities loaned), at value (cost $2,704,228,441)	$3,060,157,384
In affiliated securities, at value (cost $203,464,225)	203,473,732

Total investments, at value (cost $2,907,692,666)	3,263,631,116
Cash	323,286
Foreign currency, at value (cost $9,938,839)	9,155,872
Restricted cash held in escrow	11,064,943
Receivable for investments sold	10,256,084
Receivable for Fund shares sold	4,654,383
Receivable for dividends	2,706,565
Receivable for securities lending income	98,518
Prepaid expenses and other assets	110,589

Total assets	3,302,001,356

Liabilities
Payable for investments purchased	4,538,225
Payable for Fund shares redeemed	10,748,060
Payable upon receipt of securities loaned	156,099,665
Management fee payable	2,817,657
Distribution fees payable	47,148
Administration fees payable	404,599
Custodian and accounting fees payable	1,535,958
Accrued expenses and other liabilities	684,392

Total liabilities	176,875,704

Total net assets	$3,125,125,652

NET ASSETS CONSIST OF
Paid-in capital	$3,108,905,007
Undistributed net investment income	7,243,488
Accumulated net realized losses on investments	(346,196,487)
Net unrealized gains on investments	355,173,644

Total net assets	$3,125,125,652

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$874,624,893
Shares outstanding – Class A1	42,680,170
Net asset value per share – Class A	$20.49
Maximum offering price per share – Class A2	$21.74
Net assets – Class B	$595,752
Shares outstanding – Class B1	34,219
Net asset value per share – Class B	$17.41
Net assets – Class C	$71,900,137
Shares outstanding – Class C1	4,161,187
Net asset value per share – Class C	$17.28
Net assets – Class R6	$191,250,086
Shares outstanding – Class R6[1]	8,911,512
Net asset value per share – Class R6	$21.46
Net assets – Administrator Class	$160,657,324
Shares outstanding – Administrator Class[1]	7,460,643
Net asset value per share – Administrator Class	$21.53
Net assets – Institutional Class	$1,826,097,460
Shares outstanding – Institutional Class[1]	85,092,527
Net asset value per share – Institutional Class	$21.46

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2016	Wells Fargo Emerging Markets Equity Fund	15

Investment income
Dividends (net of foreign withholding taxes of $7,221,075)	$69,834,741
Securities lending income, net	845,953
Income from affiliated securities	196,657

Total investment income	70,877,351

Expenses
Management fee	33,409,160
Administration fees
Class A	1,795,073
Class B	1,868
Class C	149,226
Class R6	37,650
Administrator Class	202,999
Institutional Class	2,508,236
Shareholder servicing fees
Class A	2,136,991
Class B	2,224
Class C	177,650
Administrator Class	383,836
Distribution fees
Class B	6,673
Class C	532,950
Custody and accounting fees	2,417,080
Professional fees	73,861
Registration fees	178,039
Shareholder report expenses	868,080
Trustees’ fees and expenses	23,886
Interest expense	3,358
Other fees and expenses	47,907

Total expenses	44,956,747
Less: Fee waivers and/or expense reimbursements	(2,211,823)

Net expenses	42,744,924

Net investment income	28,132,427

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(78,866,315)
Forward foreign currency contract transactions	3,514

Net realized losses on investments	(78,862,801)

Net change in unrealized gains (losses) on:
Unaffiliated securities	488,238,560
Affiiliated securities	(1,861,168)

Net change in unrealized gains (losses) on investments	486,377,392

Net realized and unrealized gains (losses) on investments	407,514,591

Net increase in net assets resulting from operations	$435,647,018

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Markets Equity Fund	Statement of changes in net assets

	Year ended October 31, 2016		Year ended October 31, 2015

Operations
Net investment income		$28,132,427		$28,129,814
Net realized losses on investments		(78,862,801)		(251,701,617)
Net change in unrealized gains (losses) on investments		486,377,392		(488,939,528)

Net increase (decrease) in net assets resulting from operations		435,647,018		(712,511,331)

Distributions to shareholders from
Net investment income
Class A		(4,821,280)		(9,924,128)
Class R6		(1,207,067)		(428,978)
Administrator Class		(915,237)		(2,112,578)
Institutional Class		(22,745,172)		(32,080,756)

Total distributions to shareholders		(29,688,756)		(44,546,440)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	14,276,408	257,431,388	18,081,212	353,509,537
Class B	0	0	251	4,375
Class C	284,656	4,423,556	176,868	2,961,953
Class R6	4,886,774	94,696,839	3,603,754	73,604,149
Administrator Class	2,473,929	47,026,221	4,842,916	101,861,997
Institutional Class	25,310,308	470,045,141	43,932,979	875,566,645

		873,623,145		1,407,508,656

Reinvestment of distributions
Class A	275,442	4,701,801	489,710	9,691,371
Class R6	66,974	1,193,482	20,724	428,978
Administrator Class	49,021	878,463	97,246	2,017,592
Institutional Class	1,178,702	21,004,467	1,420,577	29,405,954

		27,778,213		41,543,895

Payment for shares redeemed
Class A	(20,179,942)	(375,408,750)	(40,351,435)	(778,700,113)
Class B	(60,187)	(925,067)	(200,667)	(3,410,499)
Class C	(1,621,268)	(24,542,512)	(2,307,745)	(38,097,771)
Class R6	(1,051,876)	(20,911,449)	(211,230)	(4,141,231)
Administrator Class	(4,603,140)	(87,710,425)	(16,085,608)	(308,944,371)
Institutional Class	(54,409,985)	(1,055,274,030)	(61,121,682)	(1,222,764,057)

		(1,564,772,233)		(2,356,058,042)

Net decrease in net assets resulting from capital share transactions		(663,370,875)		(907,005,491)

Total decrease in net assets		(257,412,613)		(1,664,063,262)

Net assets
Beginning of period		3,382,538,265		5,046,601,527

End of period		$3,125,125,652		$3,382,538,265

Undistributed net investment income		$7,243,488		$6,664,024

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.09	$21.44	$21.77	$20.48	$20.93
Net investment income	0.12	0.08	0.07	0.02	0.10
Net realized and unrealized gains (losses) on investments	2.38	(3.29)	(0.40)	1.33	(0.19)

Total from investment operations	2.50	(3.21)	(0.33)	1.35	(0.09)
Distributions to shareholders from
Net investment income	(0.10)	(0.14)	0.00	(0.06)	(0.14)
Net realized gains	0.00	0.00	0.00	0.00	(0.22)

Total distributions to shareholders	(0.10)	(0.14)	0.00	(0.06)	(0.36)
Net asset value, end of period	$20.49	$18.09	$21.44	$21.77	$20.48
Total return[1]	13.93%	(15.02)%	(1.52)%	6.62%	(0.31)%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.64%	1.64%	1.65%	1.67%
Net expenses	1.60%	1.64%	1.64%	1.65%	1.67%
Net investment income	0.64%	0.37%	0.36%	0.15%	0.51%
Supplemental data
Portfolio turnover rate	8%	8%	7%	13%	7%
Net assets, end of period (000s omitted)	$874,625	$873,992	$1,502,597	$1,306,269	$920,709

[1]	Total returns calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.40	$18.25	$18.67	$17.64	$18.06
Net investment loss	(0.03)[1]	(0.08)[1]	(0.08)[1]	(0.12)[1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	2.04	(2.77)	(0.34)	1.15	(0.15)

Total from investment operations	2.01	(2.85)	(0.42)	1.03	(0.20)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	0.00	(0.22)
Net asset value, end of period	$17.41	$15.40	$18.25	$18.67	$17.64
Total return[2]	13.05%	(15.62)%	(2.25)%	5.84%	(1.06)%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.38%	2.39%	2.39%	2.41%
Net expenses	2.35%	2.38%	2.39%	2.39%	2.41%
Net investment loss	(0.22)%	(0.46)%	(0.46)%	(0.64)%	(0.28)%
Supplemental data
Portfolio turnover rate	8%	8%	7%	13%	7%
Net assets, end of period (000s omitted)	$596	$1,453	$5,380	$11,071	$15,408

[1]	Calculated based upon average shares outstanding

[2]	Total returns calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.28	$18.11	$18.53	$17.51	$17.92
Net investment loss	(0.02)[1]	(0.06)[1]	(0.08)[1]	(0.11)[1]	(0.06)
Net realized and unrealized gains (losses) on investments	2.02	(2.77)	(0.34)	1.13	(0.13)

Total from investment operations	2.00	(2.83)	(0.42)	1.02	(0.19)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	0.00	(0.22)
Net asset value, end of period	$17.28	$15.28	$18.11	$18.53	$17.51
Total return[2]	13.09%	(15.63)%	(2.27)%	5.83%	(1.01)%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.39%	2.39%	2.39%	2.42%
Net expenses	2.35%	2.39%	2.39%	2.39%	2.42%
Net investment loss	(0.12)%	(0.39)%	(0.42)%	(0.62)%	(0.24)%
Supplemental data
Portfolio turnover rate	8%	8%	7%	13%	7%
Net assets, end of period (000s omitted)	$71,900	$84,004	$138,169	$173,454	$183,471

[1]	Calculated based upon average shares outstanding

[2]	Total returns calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2016	2015	2014	2013[1]
Net asset value, beginning of period	$19.00	$22.53	$22.86	$20.89
Net investment income	0.23 [2]	0.19	0.21	0.01 [2]
Net realized and unrealized gains (losses) on investments	2.46	(3.46)	(0.44)	1.96

Total from investment operations	2.69	(3.27)	(0.23)	1.97
Distributions to shareholders from
Net investment income	(0.23)	(0.26)	(0.10)	0.00
Net asset value, end of period	$21.46	$19.00	$22.53	$22.86
Total return[3]	14.43%	(14.61)%	(1.01)%	9.43%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.19%	1.17%	1.17%
Net expenses	1.17%	1.18%	1.17%	1.17%
Net investment income	1.16%	0.84%	0.88%	0.15%
Supplemental data
Portfolio turnover rate	8%	8%	7%	13%
Net assets, end of period (000s omitted)	$191,250	$95,190	$35,967	$4,809

[1]	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.99	$22.44	$22.79	$21.44	$21.90
Net investment income	0.15 [1]	0.12 [1]	0.13 [1]	0.05	0.14
Net realized and unrealized gains (losses) on investments	2.50	(3.46)	(0.44)	1.40	(0.18)

Total from investment operations	2.65	(3.34)	(0.31)	1.45	(0.04)
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.04)	(0.10)	(0.20)
Net realized gains	0.00	0.00	0.00	0.00	(0.22)

Total distributions to shareholders	(0.11)	(0.11)	(0.04)	(0.10)	(0.42)
Net asset value, end of period	$21.53	$18.99	$22.44	$22.79	$21.44
Total return	14.07%	(14.91)%	(1.36)%	6.83%	(0.13)%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.49%	1.48%	1.48%	1.47%
Net expenses	1.49%	1.48%	1.48%	1.48%	1.47%
Net investment income	0.76%	0.58%	0.57%	0.35%	0.72%
Supplemental data
Portfolio turnover rate	8%	8%	7%	13%	7%
Net assets, end of period (000s omitted)	$160,657	$181,224	$464,135	$1,050,660	$634,428

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.99	$22.52	$22.86	$21.50	$21.96
Net investment income	0.20 [1]	0.17	0.15	0.11	0.22
Net realized and unrealized gains (losses) on investments	2.49	(3.45)	(0.40)	1.40	(0.22)

Total from investment operations	2.69	(3.28)	(0.25)	1.51	0.00
Distributions to shareholders from
Net investment income	(0.22)	(0.25)	(0.09)	(0.15)	(0.24)
Net realized gains	0.00	0.00	0.00	0.00	(0.22)

Total distributions to shareholders	(0.22)	(0.25)	(0.09)	(0.15)	(0.46)
Net asset value, end of period	$21.46	$18.99	$22.52	$22.86	$21.50
Total return	14.40%	(14.66)%	(1.09)%	7.07%	0.13%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.24%	1.21%	1.22%	1.24%
Net expenses	1.22%	1.22%	1.21%	1.22%	1.24%
Net investment income	1.04%	0.82%	0.77%	0.57%	1.04%
Supplemental data
Portfolio turnover rate	8%	8%	7%	13%	7%
Net assets, end of period (000s omitted)	$1,826,097	$2,146,675	$2,900,353	$2,183,281	$1,176,567

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2016, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other

24	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	25

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to passive foreign investment companies. At October 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$2,135,793	$(2,135,793)

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2017	Short-term	Long-term
$10,889,490	$28,743,201	$302,353,927

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

26	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Argentina	$13,911,228	$0	$0	$13,911,228
Brazil	228,936,683	0	0	228,936,683
Chile	72,000,636	0	0	72,000,636
China	776,030,803	0	0	776,030,803
Colombia	16,935,072	0	0	16,935,072
Hong Kong	145,182,932	0	0	145,182,932
India	280,311,390	0	0	280,311,390
Indonesia	83,604,729	0	0	83,604,729
Malaysia	32,411,482	0	0	32,411,482
Mexico	289,675,789	0	0	289,675,789
Peru	15,316,659	0	0	15,316,659
Philippines	28,536,926	0	0	28,536,926
Russia	66,933,705	15,979,161	0	82,912,866
South Africa	136,998,101	0	0	136,998,101
South Korea	360,352,396	2,172,671	0	362,525,067
Taiwan	283,066,262	0	0	283,066,262
Thailand	110,600,805	0	0	110,600,805
Turkey	24,856,025	0	0	24,856,025
United Arab Emirates	2,640,109	0	0	2,640,109
United Kingdom	21,568,437	0	0	21,568,437

Convertible debentures		0	1,519	1,519

Preferred stocks
Brazil	52,133,864	0	0	52,133,864

Short-term investments
Investment companies	47,363,740	0	0	47,363,740
Investments measured at net asset value*				156,109,992
Total assets	$3,089,367,773	$18,151,832	$1,519	$3,263,631,116

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $156,109,992 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at October 31, 2016. As a result, common stocks valued at $1,686,213,019 and preferred stocks valued at $52,133,864 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	27

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.15% and declining to 0.955% as the average daily net assets of the Fund increase. For the year ended October 31, 2016, the management fee was equivalent to an annual rate of 1.06% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.18% for Class R6 shares, 1.49% for Administrator Class shares, and 1.22% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), and the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For year ended October 31, 2016, Funds Distributor received $9,124 from the sale of Class A shares and $1,170 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

28	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2016 were $252,819,210 and $770,833,429, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains
104 Corporation*	1,655,000	0	0	1,655,000	$7,184,821	$0	$0

*	No longer an affiliate of the Fund at the end of the period.

7. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2016, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of October 31, 2016, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $6,985 in forward foreign currency contracts to sell during the year ended October 31, 2016.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

During the year ended October 31, 2016, the Fund had average borrowings outstanding of $258,308 at an average rate of 1.30% and paid interest in the amount of $3,358.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $29,688,756 and $44,546,440 of ordinary income for the years ended October 31, 2016 and October 31, 2015, respectively.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$25,721,343	$332,495,070	$(341,986,618)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	29

of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

30	Wells Fargo Emerging Markets Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Emerging Markets Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Emerging Markets Equity Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2016

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	31

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $29,688,756 of income dividends paid during the fiscal year ended October 31, 2016 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2016. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter G. Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker[3] (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

34	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Markets Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	35

average performance of the Universe for all periods under review except the three-year period under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the MSCI Emerging Markets Index (Net), for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the period noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance and of outperformance relative to the benchmark index.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class B, Class C, Administrator Class, Institutional Class and Class R6.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes except the Institutional Class. The Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for all share classes, including Institutional Class. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce fees at all asset levels for the Fund.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

36	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class B, Class C, Administrator Class, Institutional Class and Class R6. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce fees at all asset levels for the Fund. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Emerging Markets Equity Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

247341 12-16 A238/AR238 10-16

Annual Report

October 31, 2016

Wells Fargo

Emerging Markets Equity Income Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Political events in some countries prompted investor concern.

The business-supportive stance of major central banks helped offset volatility following the U.S. rate increase.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Markets Equity Income Fund for the 12-month period that ended October 31, 2016. Entering the reporting period, many emerging markets commentaries focused on the potential effect of the U.S. Federal Reserve (Fed) raising its key interest rate in December 2015 and concerns about slowing economic growth in China. Political events in some countries prompted investor concern. Throughout the period, the European Central Bank (ECB), the Bank of Japan (BOJ), and the People’s Bank of China (PBOC), maintained policies intended to encourage business activity including low—even negative—interest rates to boost lending and bond-buying programs to enhance liquidity. As the period ended, it appeared that these efforts, the Fed’s hesitancy to raise rates further, and effective resolution of some of the political issues contributed to improving economic data and investment results in several countries in the emerging markets.

In early 2016, emerging markets economies endured challenges.

Following the Fed’s decision in December 2015 to increase rates, the relative value of the U.S. dollar increased. The stronger U.S. dollar pressured emerging markets importers and benefited exporters. In November 2015, the PBOC reduced short-term borrowing costs. The ECB pushed interest rates paid on deposits further into negative territory in late 2015. In January 2016, the BOJ followed the ECB’s lead by setting a negative deposit rate. The Fed indicated that it would be cautious about further rate increases in consideration of global growth risks. The business-supportive stance of major central banks helped offset volatility following the U.S. rate increase.

Political issues affected some emerging markets during the period. Brazil endured a bribery scandal involving the state-owned oil company, Petróleo Brasileiro S.A., and the president was impeached after a scandal related to unauthorized loans from state-owned banks. In addition, a June 2016 referendum approved the U.K.’s exit from the European Union (Brexit), casting uncertainty, particularly on European emerging markets, such as the Czech Republic, Greece, Hungary, and Poland. Despite dire news headlines, each event appeared to have little lasting effect on the markets as governments worked to minimize any negative influence. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net)1 finished the first half of the period with a -0.13% return.

A second-half turnaround benefited investments in emerging markets.

Investors’ sentiments improved during the third quarter of 2016, which led to positive returns across global equity markets. The MSCI EM Index (Net) reflected the improved investment climate over the last six months of the period, gaining 9.41%. For the full 12-month period, the index gained 9.27%.

Equity market volatility levels, as measured by the Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX),2 remained relatively low throughout the second half of the period with a brief spike following the Brexit vote. A recovery in commodity

[1]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[2]	The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	3

prices benefited oil-sensitive economies such as Colombia and other producers and exporters of natural resources in Asia. As political issues were resolved, equity markets in the respective countries moved higher; Brazilian shares advanced on the installation of a new government, and Peruvian shares gained on a market-friendly election outcome. Also, throughout the period and in several emerging markets countries, the passage of legislative and regulatory reforms that seek to enhance the structure, operations, and oversight of businesses tended to benefit investor confidence and encourage increased investment activity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Emerging Markets Equity Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns (%) as of October 31, 20161

		Including sales charge		Excluding sales charge		Expense ratios[2] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[3]
Class A (EQIAX)	5-31-2012	(0.78)	2.93	5.29	4.32	1.88	1.67
Class C (EQICX)	5-31-2012	3.53	3.57	4.53	3.57	2.63	2.42
Class R (EQIHX)	9-30-2015	–	–	5.13	4.08	2.13	1.92
Class R6 (EQIRX)	9-30-2015	–	–	5.90	4.77	1.45	1.22
Administrator Class (EQIDX)	5-31-2012	–	–	5.56	4.56	1.80	1.47
Institutional Class (EQIIX)	5-31-2012	–	–	5.84	4.77	1.55	1.27
MSCI EM Index (Net)[4]	–	–	–	9.27	2.47	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	5

Growth of $10,000 investment as of October 31, 2016[5]

[1]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 28, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 1.65% for Class A, 2.40% for Class C, 1.90% for Class R, 1.20% for Class R6, 1.45% for Administrator Class, and 1.25% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EM Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Emerging Markets Equity Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net), for the 12-month period that ended October 31, 2016.

■	On a sector basis, stock selection contributed to relative returns for the period. However, stock selection within energy and an underweight to information technology (IT) and overweight to telecommunication services detracted from relative returns.

■	Among countries, strong stock selection helped the Fund’s relative outperformance in Mexico, Korea, and the Czech Republic. Unfavorable stock selection in Brazil, India, and the Philippines detracted from relative performance, as did an overweight to Mexico.

The Fund underperformed its benchmark during a volatile market.

During the 12-month period, returns in emerging markets fluctuated as a result of factors including the impeachment of the Brazilian president, the lead-up to the U.S. presidential election, a general resurgence in commodities prices, measures to reduce volatility in the Chinese stock market, and the election of new leaders in Taiwan and the Philippines.

Against this backdrop, stock selection in telecommunication services, real estate, and industrials aided relative results but was partially offset by overweight positions to those sectors that underperformed the broad index. On the opposite side of the spectrum, stock selection within energy and utilities as well as an underweight to IT detracted from relative results.

Outperformance in the telecommunication services sector was primarily driven by the Fund’s exposure to Telekomunikasi Indonesia. Chinese real estate names such as China Vanke Company Limited and China Jinmao Holdings Group Limited also contributed to relative returns. Within energy, Coal India Limited and Oil & Natural Gas Corporation Limited detracted from returns as did an underweight to Petroleo Brasileiro S.A. in Brazil.

Ten largest holdings (%) as of October 31, 2016[6]
China Construction Bank H Shares	2.77
Industrial & Commercial Bank of China Limited H Shares	2.37
Banco Bradesco SA	2.26
Itausa Investimentos Itau SA	2.25
Taiwan Semiconductor Manufacturing Company Limited	2.09
China Mobile Limited	2.04
China Petroleum & Chemical Corporation H Shares	1.85
SK Telecom Company Limited ADR	1.82
BB Seguridade Participacoes SA	1.82
Hon Hai Precision Industry Company Limited	1.73

Sector distribution as of October 31, 2016[7]

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	7

Country allocation as of October 31, 2016[7]

On a country basis, notable areas of success included Indonesia, Korea, and Mexico. In Korea, the Fund benefited from holdings in materials and financials. In Mexico, the Fund also benefited from holdings in the industrials sector, principally two airport companies. In China, negative attribution was due to allocations to utilities companies such as China Power International Development Limited and Huaneng Power International, Incorporated, as well as the Fund’s lack of investment in internet companies due to their below average dividend yields which are inconsistent with seeking the potential for maximum portfolio dividend yield while maintaining a controlled level of risk.

Our investment outlook on the emerging markets region remains positive.

We believe Chinese equities should continue to perform driven by earnings growth. Cyclical earnings recovery has been unfolding, and efforts to support industrial prices, continued monetary policy support, and weaker prior-year earnings should drive upside to earnings. Earnings growth remains challenging for Korea, and the export sector is not getting help from the recent strengthening of the won, but the market and our value names are performing on narrowing of deep discount valuations. The IT sector has enjoyed a period of new product launches and strengthening seasonality causing us to revisit our positioning in Taiwanese IT shares. Although we are cautious near term on valuation grounds, we remain positive on India over the medium term. Reform momentum has accelerated over the past five months with approval of the Goods and Services Tax by the Upper House, a new monetary policy committee in the Reserve Bank of India, and the passing of a new bankruptcy law. We are structurally bullish in Indonesia notwithstanding strong year-to-date performance. The tax amnesty program was an overwhelming success and has several positive implications including a widening of the tax base, currency stabilization, increased confidence, a boost to the president’s credibility, an increase in liquidity, and potential for easing of funding costs.

Latin America is experiencing another year of decelerating economic growth. We perceive the limits for faster growth to be cyclical in nature in Mexico, Peru, and Colombia. Conversely, we perceive the growth gap in Brazil and Chile to be structural. Despite the depressed price of crude oil, Mexico’s economic outlook stands out again, this time because of its diversification and visibility of economic policies. In Brazil, our long-held assumption that President Dilma Rousseff would retain her position proved overly conservative. The political climate hopefully will stabilize following the impeachment of President Rousseff so that reform can move forward. Specifically, current President Michel Temer is outlining the proper economic initiatives which, if approved, could start a virtuous cycle in Brazil that could earn a re-rating in the medium term similar to Mexico’s accomplishments over the past 15 years. We remain cautious on Colombia and Peru due to their exposure to commodities and rising taxation. Valuations in Chile could justify revisiting selected names.

Russia continues to be among the better market performers year to date. However, higher oil prices and/or higher visibility into sanctions removals next year in addition to supportive global macroeconomic drivers would be needed to sustain the market rally. We are more cautious on CEE3—the stock markets of the Czeck Republic, Hungary, and Poland—in the aftermath of the U.K.’s vote to leave the European Union (Brexit) and its potential negative effect on the region’s economic growth. We continue to closely monitor macroeconomic and political risks in Turkey, keeping a defensive bias. We are selective buyers of quality names in South Africa, as the overall market does not appear cheap and the economic picture remains weak. In addition, political risks have resurfaced in South Africa, bringing back our concerns about a sovereign credit rating downgrade by at least one credit rating agency.

Please see footnotes on page 5.

8	Wells Fargo Emerging Markets Equity Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2016	Ending account value 10-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,053.35	$8.52	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.36	1.65%
Class C
Actual	$1,000.00	$1,050.27	$12.37	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.07	$12.14	2.40%
Class R
Actual	$1,000.00	$1,053.14	$9.81	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.63	1.90%
Class R6
Actual	$1,000.00	$1,056.22	$6.20	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09	1.20%
Administrator Class
Actual	$1,000.00	$1,055.60	$7.49	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35	1.45%
Institutional Class
Actual	$1,000.00	$1,056.85	$6.46	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34	1.25%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2016	Wells Fargo Emerging Markets Equity Income Fund	9

Security name	Shares	Value

Common Stocks: 88.12%

Brazil: 7.09%
Ambev SA (Consumer Staples, Beverages)	638,100	$3,764,230
Banco do Brasil SA (Financials, Banks)	586,300	5,379,927
BB Seguridade Participacoes SA (Financials, Insurance)	940,696	9,471,795
Energisa SA (Utilities, Electric Utilities)	401,000	2,811,523
Petroleo Brasileiro SA ADR Class A (Energy, Oil, Gas & Consumable Fuels) †	608,011	6,724,602
Telefonica Brasil ADR (Telecommunication Services, Diversified Telecommunication Services)	342,402	4,930,589
WEG SA (Industrials, Machinery)	686,300	3,784,110

		36,866,776

Cayman Islands: 1.14%
KWG Property Holding Limited (Real Estate, Real Estate Management & Development)	10,187,500	5,911,089

Chile: 0.44%
Aguas Andinas SA Class A (Utilities, Water Utilities)	3,464,597	2,287,826

China: 19.62%
Anhui Conch Cement Company Limited H Shares (Materials, Construction Materials)	1,446,500	4,009,999
Bank of China Limited H Shares (Financials, Banks)	12,870,000	5,774,910
Beijing Capital International Airport Company Limited H Shares (Industrials, Transportation Infrastructure)	3,998,000	4,191,030
China Communications Construction Company Limited H Shares (Industrials, Construction & Engineering)	3,758,000	4,138,110
China Construction Bank H Shares (Financials, Banks)	19,705,000	14,431,523
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	924,500	10,591,360
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	13,193,600	9,611,677
China Power International Development Limited (Utilities, Independent Power & Renewable Electricity Producers)	18,561,000	6,772,908
China Resources Land Limited (Real Estate, Real Estate Management & Development)	1,298,000	3,236,820
China State Construction International Holdings Limited (Industrials, Construction & Engineering)	4,172,000	6,100,210
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	3,613,000	4,598,038
Huaneng Power International Incorporated H Shares (Utilities, Independent Power & Renewable Electricity Producers)	4,580,000	2,816,899
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	20,473,000	12,327,805
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	9,000,000	6,196,853
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	1,554,000	2,516,680
Sinotrans Limited H Shares (Industrials, Air Freight & Logistics)	10,025,000	4,730,999

		102,045,821

Cyprus: 0.31%
Ros Agro plc (Consumer Staples, Food & Staples Retailing)	121,961	1,591,591

Czech Republic: 0.77%
Moneta Money Bank (Financials, Banks) †	1,154,968	4,027,466

India: 5.88%
Bharti Infratel Limited (Telecommunication Services, Diversified Telecommunication Services)	1,221,462	6,355,447
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	1,398,996	6,816,247
Credit Analysis & Research Limited (Financials, Capital Markets)	27,249	610,880
HCL Technologies Limited (Information Technology, IT Services)	218,837	2,515,660
Hero Honda Motors Limited (Consumer Discretionary, Automobiles)	124,736	6,260,660
Infosys Technologies Limited (Information Technology, IT Services)	172,719	2,591,567
NTPC Limited (Utilities, Independent Power & Renewable Electricity Producers)	1,415,662	3,201,781
Oil & Natural Gas Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	516,440	2,236,297

		30,588,539

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2016

Security name	Shares	Value

Indonesia: 4.67%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	6,080,200	$5,685,043
PT Cikarang Listrindo Tbk (Utilities, Independent Power & Renewable Electricity Producers) †	33,924,800	3,900,000
PT Hanjaya Mandala Sampoerna Tbk (Consumer Staples, Tobacco)	9,716,000	2,941,309
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail)	2,154,000	2,975,617
PT Perusahaan Gas Negara Persero Tbk (Utilities, Gas Utilities)	11,698,300	2,295,191
PT Telekomunikasi Indonesia Persero Tbk (Telecommunication Services, Diversified Telecommunication Services)	20,081,200	6,494,686

		24,291,846

Luxembourg: 0.70%
Ternium SA (Materials, Metals & Mining)	152,332	3,642,258

Malaysia: 2.40%
Malakoff Corporation Bhd (Utilities, Independent Power & Renewable Electricity Producers)	9,032,375	3,337,350
Telecom Malaysia Bhd (Telecommunication Services, Diversified Telecommunication Services)	2,531,281	3,946,264
Tenaga Nasional Bhd (Utilities, Electric Utilities)	1,516,100	5,182,568

		12,466,182

Mexico: 4.99%
Bolsa Mexicana de Valores SAB de CV (Financials, Capital Markets)	2,390,167	3,825,329
Grupo Aeroportuario del Centro Norte SAB de CV (Industrials, Transportation Infrastructure)	1,107,912	6,465,409
Grupo Financiero Santander SAB de CV Class B (Financials, Banks)	3,111,784	5,635,488
Macquarie Mexico Real Estate Management SA de CV (Real Estate, Equity REITs) 144A†	4,101,276	5,159,957
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	2,312,751	4,892,005

		25,978,188

Panama: 0.43%
Banco Latinoamericano de Comercio Exterior SA (Financials, Banks)	82,853	2,234,545

Philippines: 1.78%
Globe Telecom Incorporated (Telecommunication Services, Wireless Telecommunication Services)	117,250	4,310,083
Semirara Mining and Power Corporation (Energy, Oil, Gas & Consumable Fuels)	1,898,130	4,935,197

		9,245,280

Russia: 4.84%
Aeroflot PJSC (Industrials, Airlines) †(a)	1,444,631	2,961,160
LUKOIL PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	142,550	6,949,313
MegaFon OAO (Telecommunication Services, Wireless Telecommunication Services)	36,593	349,254
MMC Norilsk Nickel PJSC (Materials, Metals & Mining)	167,343	2,523,532
Moscow Exchange MICEX-RTS OAO (Financials, Diversified Financial Services) (a)	2,021,753	3,721,894
Severstal OAO GDR (Materials, Metals & Mining)	318,315	4,488,242
Tatneft ADR (Energy, Oil, Gas & Consumable Fuels)	124,922	4,181,139

		25,174,534

Singapore: 4.25%
Asian Pay Television Trust (Consumer Discretionary, Media)	5,628,000	2,083,321
CapitaRetail China Trust (Real Estate, Equity REITs)	4,153,300	4,463,025
Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	157,600	4,782,657
Lippo Malls Indonesia Retail Trust (Real Estate, Equity REITs)	10,093,700	2,829,501
Singapore Telecommunications Limited (Telecommunication Services, Diversified Telecommunication Services)	2,856,200	7,965,539

		22,124,043

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Emerging Markets Equity Income Fund	11

Security name	Shares	Value

South Africa: 4.41%
Barclays Africa Group Limited (Financials, Banks)	450,976	$5,229,599
Foschini Limited (Consumer Discretionary, Specialty Retail)	347,268	3,574,732
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	228,136	1,968,902
Sanlam Limited (Financials, Insurance)	820,069	3,975,134
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	151,687	4,212,081
Truworths International Limited (Consumer Discretionary, Specialty Retail)	755,722	4,004,549

		22,964,997

South Korea: 9.09%
Hana Financial Group Incorporated (Financials, Banks)	93,764	2,687,751
Hite Jinro Company Limited (Consumer Staples, Beverages)	96,034	1,846,404
Hyundai Motor Company (Consumer Discretionary, Automobiles)	36,265	4,437,055
Kangwon Land Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	57,518	1,907,632
KB Financial Group Incorporated (Financials, Banks)	166,680	6,161,734
Korea Electric Power Corporation (Utilities, Electric Utilities)	101,139	4,353,153
Korea Reinsurance Company (Financials, Insurance)	407,475	4,202,058
POSCO (Materials, Metals & Mining)	33,449	6,928,043
Shinhan Financial Group Company Limited (Financials, Banks)	136,986	5,249,584
SK Telecom Company Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	434,031	9,483,577

		47,256,991

Taiwan: 13.30%
Advanced Semiconductor Engineering Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	4,274,000	5,024,650
Cathay Financial Holding Company Limited (Financials, Insurance)	2,484,000	3,223,316
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	2,500,996	6,403,564
CTBC Financial Holding Company Limited (Financials, Banks)	5,140,130	2,768,984
CTCI Corporation (Industrials, Construction & Engineering)	2,467,000	3,623,400
Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	535,283	2,824,198
Far Eastone Telecommunications Company Limited (Telecommunication Services, Wireless Telecommunication Services)	1,089,000	2,574,329
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	3,326,630	8,991,889
Largan Precision Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	22,000	2,603,818
MediaTek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	299,000	2,273,944
Namchow Chemical Industrial Company Limited (Consumer Staples, Food Products)	745,000	1,588,798
Novatek Microelectronics Corporation Limited (Information Technology, Semiconductors & Semiconductor Equipment)	619,000	2,324,376
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	2,519,000	3,811,527
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,820,000	10,871,267
Teco Electric & Machinery Company Limited (Industrials, Electrical Equipment)	2,253,000	2,002,587
Uni-President Enterprises Corporation (Consumer Staples, Food Products)	1,131,000	2,189,784
United Microelectronics Corporation ADR (Information Technology, Semiconductors & Semiconductor Equipment)	2,024,690	3,846,911
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,921,000	2,252,301

		69,199,643

Thailand: 0.81%
Land & Houses PCL (Real Estate, Real Estate Management & Development)	8,448,500	2,220,907
Major Cineplex Group PCL (Consumer Discretionary, Media)	2,423,400	2,008,103

		4,229,010

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2016

Security name			Shares	Value

Turkey: 0.61%
Emlak Konut Gayrimenkul Yati (Real Estate, Equity REITs)			3,111,109	$3,177,217

United Arab Emirates: 0.59%
Abu Dhabi Commercial Bank PJSC (Financials, Banks)			1,849,537	3,091,835

Total Common Stocks (Cost $448,633,335)				458,395,677

Exchange-Traded Funds: 0.61%

United States: 0.61%
VanEck Vectors Russia ETF			170,835	3,174,114

Total Exchange-Traded Funds (Cost $2,861,163)				3,174,114

		Expiration date
Participation Notes: 3.35%

China: 3.35%
HSBC Bank plc (China State Construction Engineering Corporation Limited) (Industrials, Construction & Engineering) †		4-19-2017	1,798,736	1,908,826
HSBC Bank plc (Huayu Automotive Systems Company Limited) (Consumer Discretionary, Auto Components) †		3-24-2017	1,016,000	2,477,719
HSBC Bank plc (Inner Mongolia Yili Industrial Group Company Limited Class A) (Consumer Staples, Food Products) †		4-6-2017	1,101,500	2,928,802
HSBC Bank plc (Midea Group Company Limited) (Consumer Discretionary, Household Durables) †		4-1-2017	512,000	2,054,538
UBS AG (Baoshan Iron & Steel Company Limited) (Materials, Metals & Mining) †		4-6-2017	3,179,000	2,635,893
UBS AG (China State Construction Engineering Corporation Limited) (Industrials, Construction & Engineering) †		4-19-2017	2,205,000	2,339,955
UBS AG (Midea Group Company Limited Class A) (Consumer Discretionary, Household Durables) †		4-1-2017	770,029	3,089,949

Total Participation Notes (Cost $16,523,094)				17,435,682

	Dividend yield

Preferred Stocks: 4.52%

Brazil: 4.52%
Banco Bradesco SA (Financials, Banks)	15.53%		1,123,000	11,764,762
Itausa Investimentos Itau SA (Financials, Banks)	8.21		3,965,450	11,727,396

Total Preferred Stocks (Cost $17,922,043)				23,492,158

	Yield
Short-Term Investments: 4.06%

Investment Companies: 4.06%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32		21,137,527	21,137,527

Total Short-Term Investments (Cost $21,137,527)				21,137,527

Total investments in securities (Cost $507,077,162) *	100.66%	523,635,158
Other assets and liabilities, net	(0.66)	(3,458,339)

Total net assets	100.00%	$520,176,819

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Emerging Markets Equity Income Fund	13

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $508,934,120 and unrealized gains (losses) consists of:

Gross unrealized gains	$33,400,040
Gross unrealized losses	(18,699,002)

Net unrealized gains	$14,701,038

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Markets Equity Income Fund	Statement of assets and liabilities—October 31, 2016

Assets
Investments
In unaffiliated securities, at value (cost $485,939,635)	$502,497,631
In affiliated securities, at value (cost $21,137,527)	21,137,527

Total investments, at value (cost $507,077,162)	523,635,158
Foreign currency, at value (cost $2,452,370)	2,465,982
Receivable for investments sold	9,400,481
Receivable for Fund shares sold	2,981,700
Receivable for dividends	479,239
Prepaid expenses and other assets	60,011

Total assets	539,022,571

Liabilities
Payable for investments purchased	7,233,237
Payable for Fund shares redeemed	10,921,187
Management fee payable	445,299
Distribution fees payable	8,559
Administration fees payable	60,406
Accrued expenses and other liabilities	177,064

Total liabilities	18,845,752

Total net assets	$520,176,819

NET ASSETS CONSIST OF
Paid-in capital	$523,709,732
Undistributed net investment income	407,795
Accumulated net realized losses on investments	(20,529,396)
Net unrealized gains on investments	16,588,688

Total net assets	$520,176,819

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$26,459,208
Shares outstanding – Class A1	2,575,174
Net asset value per share – Class A	$10.27
Maximum offering price per share – Class A2	$10.90
Net assets – Class C	$13,326,684
Shares outstanding – Class C1	1,302,493
Net asset value per share – Class C	$10.23
Net assets – Class R	$27,820
Shares outstanding – Class R1	2,701
Net asset value per share – Class R	$10.30
Net assets – Class R6	$2,592,468
Shares outstanding – Class R6[1]	251,915
Net asset value per share – Class R6	$10.29
Net assets – Administrator Class	$50,969,934
Shares outstanding – Administrator Class[1]	4,940,154
Net asset value per share – Administrator Class	$10.32
Net assets – Institutional Class	$426,800,705
Shares outstanding – Institutional Class[1]	41,455,437
Net asset value per share – Institutional Class	$10.30

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2016	Wells Fargo Emerging Markets Equity Income Fund	15

Investment income
Dividends (net of foreign withholding taxes of $1,419,068)	$12,679,043
Income from affiliated securities	53,494

Total investment income	12,732,537

Expenses
Management fee	3,658,424
Administration fees
Class A	49,013
Class C	25,637
Class R	55
Class R6	677
Administrator Class	61,428
Institutional Class	303,090
Shareholder servicing fees
Class A	58,349
Class C	30,521
Class R	65
Administrator Class	116,704
Distribution fees
Class C	91,562
Class R	65
Custody and accounting fees	281,036
Professional fees	51,577
Registration fees	134,377
Shareholder report expenses	57,367
Trustees’ fees and expenses	22,985
Other fees and expenses	17,195

Total expenses	4,960,127
Less: Fee waivers and/or expense reimbursements	(654,959)

Net expenses	4,305,168

Net investment income	8,427,369

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(12,760,087)
Forward foreign currency contract transactions	9,640

Net realized losses on investments	(12,750,447)
Net change in unrealized gains (losses) on investments	27,078,980

Net realized and unrealized gains (losses) on investments	14,328,533

Net increase in net assets resulting from operations	$22,755,902

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Markets Equity Income Fund	Statement of changes in net assets

	Year ended October 31, 2016		Year ended October 31, 2015

Operations
Net investment income		$8,427,369			$3,115,405
Net realized losses on investments		(12,750,447)			(5,853,265)
Net change in unrealized gains (losses) on investments		27,078,980			(14,976,313)

Net increase (decrease) in net assets resulting from operations		22,755,902			(17,714,173)

Distributions to shareholders from
Net investment income
Class A		(520,415)			(384,317)
Class C		(196,473)			(127,515)
Class R		(512)			(10)[1]
Class R6		(62,106)			(19)[1]
Administrator Class		(1,092,920)			(1,016,111)
Institutional Class		(6,378,435)			(1,553,325)

Total distributions to shareholders		(8,250,861)			(3,081,297)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,710,525	16,669,000	1,696,774		18,394,271
Class C	735,242	7,145,583	795,767		8,556,504
Class R	0	0	2,648	[1]	25,000 [1]
Class R6	280,056	2,733,901	2,654	[1]	25,000 [1]
Administrator Class	3,295,035	31,905,381	5,721,244		61,488,744
Institutional Class	42,218,845	417,403,734	12,481,918		130,171,618

		475,857,599			218,661,137

Reinvestment of distributions
Class A	50,509	495,441	36,083		380,492
Class C	16,592	161,956	11,577		122,069
Class R	52	512	1	[1]	10 [1]
Class R6	6,334	62,106	2	[1]	19 [1]
Administrator Class	110,594	1,087,476	94,283		997,261
Institutional Class	526,646	5,191,655	77,609		795,126

		6,999,146			2,294,977

Payment for shares redeemed
Class A	(1,479,305)	(14,314,963)	(675,914)		(7,063,488)
Class C	(474,574)	(4,639,504)	(346,771)		(3,609,550)
Class R6	(37,131)	(356,931)	0	[1]	0 [1]
Administrator Class	(2,859,314)	(27,376,015)	(6,081,753)		(63,197,111)
Institutional Class	(14,607,459)	(140,452,239)	(2,337,484)		(24,746,171)

		(187,139,652)			(98,616,320)

Net increase in net assets resulting from capital share transactions		295,717,093			122,339,794

Total increase in net assets		310,222,134			101,544,324

Net assets
Beginning of period		209,954,685			108,410,361

End of period		$520,176,819			$209,954,685

Undistributed net investment income		$407,795			$85,687

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2016	2015	2014	2013	2012[1]
Net asset value, beginning of period	$9.97	$11.33	$11.79	$11.17	$10.00
Net investment income	0.23 [2]	0.20	0.33	0.31	0.13
Net realized and unrealized gains (losses) on investments	0.29	(1.36)	(0.11)	0.88	1.15

Total from investment operations	0.52	(1.16)	0.22	1.19	1.28
Distributions to shareholders from
Net investment income	(0.22)	(0.20)	(0.31)	(0.34)	(0.11)
Net realized gains	0.00	0.00	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.22)	(0.20)	(0.68)	(0.57)	(0.11)
Net asset value, end of period	$10.27	$9.97	$11.33	$11.79	$11.17
Total return[3]	5.29%	(10.34)%	2.05%	10.94%	12.80%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.89%	2.09%	2.88%	4.29%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.34%	2.22%	3.12%	2.64%	2.94%
Supplemental data
Portfolio turnover rate	64%	84%	91%	85%	39%
Net assets, end of period (000s omitted)	$26,459	$22,866	$14,010	$8,658	$628

[1]	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2016	2015	2014	2013	2012[1]
Net asset value, beginning of period	$9.94	$11.32	$11.79	$11.16	$10.00
Net investment income	0.16 [2]	0.14	0.23	0.22	0.10
Net realized and unrealized gains (losses) on investments	0.28	(1.38)	(0.08)	0.89	1.13

Total from investment operations	0.44	(1.24)	0.15	1.11	1.23
Distributions to shareholders from
Net investment income	(0.15)	(0.14)	(0.25)	(0.25)	(0.07)
Net realized gains	0.00	0.00	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.15)	(0.14)	(0.62)	(0.48)	(0.07)
Net asset value, end of period	$10.23	$9.94	$11.32	$11.79	$11.16
Total return[3]	4.53%	(10.95)%	1.27%	10.11%	12.49%
Ratios to average net assets (annualized)
Gross expenses	2.54%	2.64%	2.83%	3.81%	5.03%
Net expenses	2.40%	2.40%	2.40%	2.40%	2.41%
Net investment income	1.62%	1.45%	2.17%	1.80%	2.24%
Supplemental data
Portfolio turnover rate	64%	84%	91%	85%	39%
Net assets, end of period (000s omitted)	$13,327	$10,190	$6,390	$2,028	$562

[1]	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2016	2015[1]
Net asset value, beginning of period	$9.99	$9.44
Net investment income (loss)	0.20 [2]	(0.01)[2]
Net realized and unrealized gains (losses) on investments	0.30	0.56

Total from investment operations	0.50	0.55
Distributions to shareholders from
Net investment income	(0.19)	(0.00)[3]
Net asset value, end of period	$10.30	$9.99
Total return[4]	5.13%	5.87%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.10%
Net expenses	1.90%	1.90%
Net investment income (loss)	2.08%	(0.90)%
Supplemental data
Portfolio turnover rate	64%	84%
Net assets, end of period (000s omitted)	$28	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2016	2015[1]
Net asset value, beginning of period	$9.97	$9.42
Net investment income (loss)	0.30 [2]	(0.00)[2,3]
Net realized and unrealized gains (losses) on investments	0.27	0.56

Total from investment operations	0.57	0.56
Distributions to shareholders from
Net investment income	(0.25)	(0.01)
Net asset value, end of period	$10.29	$9.97
Total return[4]	5.90%	5.91%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.40%
Net expenses	1.20%	1.20%
Net investment income (loss)	3.05%	(0.19)%
Supplemental data
Portfolio turnover rate	64%	84%
Net assets, end of period (000s omitted)	$2,592	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Amount is less than $0.005 per share.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012[1]
Net asset value, beginning of period	$10.00	$11.35	$11.80	$11.17	$10.00
Net investment income	0.25 [2]	0.23	0.33 [2]	0.32	0.14
Net realized and unrealized gains (losses) on investments	0.29	(1.37)	(0.08)	0.89	1.14

Total from investment operations	0.54	(1.14)	0.25	1.21	1.28
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.33)	(0.35)	(0.11)
Net realized gains	0.00	0.00	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.22)	(0.21)	(0.70)	(0.58)	(0.11)
Net asset value, end of period	$10.32	$10.00	$11.35	$11.80	$11.17
Total return[3]	5.56%	(10.12)%	2.30%	11.13%	12.89%
Ratios to average net assets (annualized)
Gross expenses	1.71%	1.76%	1.91%	2.94%	4.14%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	2.54%	2.38%	2.89%	2.70%	3.17%
Supplemental data
Portfolio turnover rate	64%	84%	91%	85%	39%
Net assets, end of period (000s omitted)	$50,970	$43,928	$52,896	$13,527	$5,285

[1]	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012[1]
Net asset value, beginning of period	$9.98	$11.34	$11.79	$11.17	$10.00
Net investment income	0.27 [2]	0.25 [2]	0.35	0.34	0.15
Net realized and unrealized gains (losses) on investments	0.30	(1.36)	(0.07)	0.89	1.14

Total from investment operations	0.57	(1.11)	0.28	1.23	1.29
Distributions to shareholders from
Net investment income	(0.25)	(0.25)	(0.36)	(0.38)	(0.12)
Net realized gains	0.00	0.00	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.25)	(0.25)	(0.73)	(0.61)	(0.12)
Net asset value, end of period	$10.30	$9.98	$11.34	$11.79	$11.17
Total return[3]	5.84%	(9.95)%	2.52%	11.32%	12.98%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.51%	1.62%	2.74%	3.92%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	2.75%	2.41%	3.69%	2.88%	3.39%
Supplemental data
Portfolio turnover rate	64%	84%	91%	85%	39%
Net assets, end of period (000s omitted)	$426,801	$132,918	$35,114	$6,077	$5,082

[1]	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

[2]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

24	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	25

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$145,600	$(145,600)

As of October 31, 2016, the Fund had capital loss carryforwards which consist of $14,095,175 in short-term capital losses and $5,166,871 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Brazil	$36,866,776	$0	$0	$36,866,776
Cayman Islands	5,911,089	0	0	5,911,089
Chile	2,287,826	0	0	2,287,826
China	102,045,821	0	0	102,045,821
Cyprus	1,591,591	0	0	1,591,591
Czech Republic	4,027,466	0	0	4,027,466
India	30,588,539	0	0	30,588,539
Indonesia	24,291,846	0	0	24,291,846
Luxembourg	3,642,258	0	0	3,642,258
Malaysia	12,466,182	0	0	12,466,182
Mexico	25,978,188	0	0	25,978,188
Panama	2,234,545	0	0	2,234,545
Philippines	9,245,280	0	0	9,245,280
Russia	18,491,480	6,683,054	0	25,174,534
Singapore	22,124,043	0	0	22,124,043
South Africa	22,964,997	0	0	22,964,997
South Korea	47,256,991	0	0	47,256,991
Taiwan	69,199,643	0	0	69,199,643
Thailand	4,229,010	0	0	4,229,010
Turkey	3,177,217	0	0	3,177,217
United Arab Emirates	3,091,835	0	0	3,091,835

Exchange-traded funds
United States	3,174,114	0	0	3,174,114

Participation notes
China	0	17,435,682	0	17,435,682

Preferred stocks
Brazil	23,492,158	0	0	23,492,158

Short-term investments
Investment companies	21,137,527	0	0	21,137,527
Total assets	$499,516,422	$24,118,736	$0	$523,635,158

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at October 31, 2016. As a result, common stocks valued at $231,879,884 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.15% and

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	27

declining to 0.955% as the average daily net assets of the Fund increase. For the year ended October 31, 2016, the management fee was equivalent to an annual rate of 1.15% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.65% for Class A shares, 2.40% for Class C shares, 1.90% for Class R shares, 1.20% for Class R6 shares, 1.45% for Administrator Class shares, and 1.25% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2016, Funds Distributor received $15,414 from the sale of Class A shares and $500 in contingent deferred sales charges from redemptions of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2016 were $486,111,265 and $195,494,914, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

28	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2016, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of October 31, 2016, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $10,397 in forward foreign currency contracts to sell during the year ended October 31, 2016.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended October 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,250,861 and $3,081,297 of ordinary income for the years ended October 31, 2016 and October 31, 2015, respectively.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,004,246	$14,724,887	$(19,262,046)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	29

12. SUBSEQUENT DISTRIBUTIONS

On November 23, 2016, the Fund declared distributions from net investment income to shareholders of record on November 22, 2016. The per share amounts payable on November 25, 2016 were as follows:

Net investment income
Class A	$0.00795
Class C	0.00000
Class R	0.00457
Class R6	0.01338
Administrator Class	0.00000
Institutional Class	0.01205

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

30	Wells Fargo Emerging Markets Equity Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Emerging Markets Equity Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Emerging Markets Equity Income Fund as of October 31, 2016 the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2016

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	31

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $7,213,995 of income dividends paid during the fiscal year ended October 31, 2016 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2016. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker[3] (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

34	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Markets Equity Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	35

Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI Emerging Markets Index (Net), for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class C, Class R, Institutional Class and Class R6.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the Fund’s expense Groups for all share classes except Class A and Class R6. The Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce fees at all asset levels for the Fund.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

36	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class C, Class R, Institutional Class and Class R6. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce fees at all asset levels for the Fund. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Emerging Markets Equity Income Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

247342 12-16 A262/AR262 10-16

Annual Report

October 31, 2016

Wells Fargo Global Opportunities Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Global Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

International equity investors entered the period confronting concerns about slowing economic growth, particularly in China.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Global Opportunities Fund for the 12-month period that ended October 31, 2016. Significant volatility in international equity markets during the final months of 2015 and early 2016 subsided during the last half of the period. The performance contrast in each half of the reporting period as measured by key benchmark indexes shows the improving investment environment during the previous 12 months.

	November 1, 2015 through April 30, 2016 (%)	May 1, 2016 through October 31, 2016 (%)
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net)[1]	(3.07)	(0.16)
MSCI World Index (Net)[2]	(1.05)	2.25
MSCI All Country World Index (ACWI) ex USA Index (Net)[3]	(1.75)	2.01
S&P Developed SmallCap Index[4]	1.05	2.36

Past performance is no guarantee of future results.

Central bank policies demonstrated resolve to reignite global economic growth.

International equity investors entered the period confronting concerns about slowing economic growth, particularly in China. They also were uncertain if governments and their central banks could successfully address concerns about recessionary pressures and global business activity through monetary and economic policy. The December 2015 decision of the U.S. Federal Reserve (Fed) to increase its key interest rate caused elevated levels of volatility in global equity markets and sometimes drove significant fluctuations in the relative values of currencies around the world. The U.S. dollar tended to gain strength, which helped exporters in other countries but pressured importers who paid higher prices for goods and services.

The European Central Bank (ECB) pushed the interest rate it pays on deposits further into negative territory in late 2015. In January 2016, the Bank of Japan followed the ECB’s lead by setting a negative deposit rate. During the period, the People’s Bank of China guided its currency’s value lower relative to a basket of foreign currencies to enhance exports. Investors viewed the actions of major central banks as consistent with efforts to spark business activity. Observing the actions of central banks overseas to implement policies that would accommodate

[1]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[2]	The MSCI World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed markets country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You cannot invest directly in an index.

[3]	The MSCI All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[4]	The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Global Opportunities Fund	3

higher levels of business activity, the Fed acknowledged that risks to global growth existed and indicated it would base further rate increases on data that indicated successful management of the risks.

Investors closely watched changing sentiment in global markets during the period.

In the second quarter of 2016, equity market volatility levels declined and remained relatively low until the end of June, when voters in the United Kingdom surprised market participants and approved the Brexit referendum to leave the European Union. Investors reacted to the news negatively and fled to assets such as precious metals and U.S. Treasury bonds. As a result, interest rates fell sharply, and equity markets declined across the globe. In the weeks to follow, signs of resilience in major markets worldwide offset concerns stemming from the Brexit referendum.

Investors’ sentiments improved during the third quarter of 2016, which led to more favorable returns across global equity markets. The third-quarter saw a rotation that favored company fundamentals over macroeconomic fears, creating a more favorable market dynamic for active managers. Dispersion of returns from both the sector and country perspective tended to confirm the changing views of the markets among investors. On an improved perception of business health, economically sensitive sectors such as consumer discretionary, materials, financials, and industrials gained while traditionally defensive sectors (utilities, telecommunication services, health care, and consumer staples) benefited less during the market rally.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Investors’ sentiments improved during the third quarter of 2016, which led to more favorable returns across global equity markets.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Global Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Oleg Makhorine

Robert Rifkin, CFA®

James M. Tringas, CFA®, CPA

Bryant VanCronkhite, CFA®, CPA

Average annual total returns (%) as of October 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKGAX)	3-16-1988	2.84	8.88	5.03	9.12	10.18	5.65	1.55	1.55
Class B (EKGBX)*	2-1-1993	3.32	9.08	5.10	8.32	9.36	5.10	2.30	2.30
Class C (EKGCX)	2-1-1993	7.31	9.36	4.86	8.31	9.36	4.86	2.30	2.30
Administrator Class (EKGYX)	1-13-1997	–	–	–	9.30	10.36	5.86	1.47	1.41
Institutional Class (EKGIX)	7-30-2010	–	–	–	9.56	10.63	6.03	1.22	1.16
S&P Developed SmallCap Index[4]	–	–	–	–	3.43	10.25	5.43	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Global Opportunities Fund	5

Growth of $10,000 investment as of October 31, 2016[5]

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 28, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Developed SmallCap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Global Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the S&P Developed SmallCap Index, for the 12-month period that ended October 31, 2016.

∎	Stock selection in the consumer staples, consumer discretionary, and information technology (IT) sectors contributed to relative performance. However, these gains were partly offset by an underweight to the utilities and real estate investment trust (REIT) sectors and stock selection in the financial sector.

∎	Geographically, security selection in the U.S., Canada, Japan, and Europe were all positive contributors. A slight overweight to the U.K. and an underweight to Asia ex-Japan detracted from performance.

The 3.43% return of the S&P Developed SmallCap Index does not reflect the high level of market volatility during the reporting period, which included several swings of 10% or more up or down, driven largely by investor reactions to macroeconomic headlines. The U.S. Federal Open Market Committee’s (FOMC) decision to raise interest rates in December of 2015 and comments that several potential rate increases might follow in 2016 caused global markets to plunge until February. FOMC Chair Janet Yellen subsequently stated that further rate increases were likely on hold, which caused global markets to move higher for the next several months. Investors then turned their attention towards the U.K.’s referendum in June to leave the European Union. After quickly digesting the news, the markets rallied back through the summer of 2016 until October when uncertainty surrounding the upcoming U.S. presidential election led to a decline during the final month of the period.

As bottom-up investors, we evaluate how these global macroeconomic events might affect the Fund’s holdings, but we do not derive our security selection from macroeconomic bets. We aim to use market volatility opportunistically, and we will seek to use any future volatility to the advantage of our bottom-up stock-selection process. This volatile period proved to be a great example of why we prefer to have security selection determine our fate as investors.

Ten largest holdings (%) as of October 31, 2016[6]
Popeyes Louisiana Kitchen Incorporated	2.22
Novanta Incorporated	2.20
TreeHouse Foods Incorporated	1.86
Mueller Industries Incorporated	1.84
ICU Medical Incorporated	1.84
Analogic Corporation	1.82
Douglas Dynamics Incorporated	1.80
Denny’s Corporation	1.71
Vishay Intertechnology Incorporated	1.56
Helen of Troy Limited	1.53

Stock selection in the consumer staples, consumer discretionary, and IT sectors contributed to performance during the period.

In the consumer staples sector, Maple Leaf Foods, Incorporated, a Canadian packaged meat company contributed. The company’s multi-year capital reallocation effort led to very strong operational and financial results. Additionally, FamilyMart UNY Holdings Company Limited, a Japan-based holding company which operates convenience stores, saw its stock rewarded for solid performance and stronger than expected store expansions.

Within the consumer discretionary sector, a notable contributor was Krispy Kreme Doughnuts, Incorporated, a U.S.-based retailer and wholesaler of doughnuts and other food and beverage products. The shares appreciated after JAB Holding Company announced a merger agreement in May of 2016. Kuoni Reisen Holding AG, the Switzerland-based provider of global travel services, contributed after the company was acquired by EQT Partners AB.

Security selection in the IT sector was a contributor and was positively affected by our exposure to Coherent Incorporated. The U.S.-based supplier of photonics-based solutions consistently delivered strong results from its core organic light emitting diodes business. Also, Coherent’s acquisition of Rofin-Sinar Technologies Incorporated, an industrial laser manufacturer, expands and diversifies the company’s market reach.

An underweight to the interest rate sensitive utility and REIT sectors detracted from relative performance. Although we recognize our underweight to these sectors has been a detractor as investors looked for yield-oriented securities, our disciplined reward-to-risk valuation process continues to keep us underweight the utility and REIT sectors at this time.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Global Opportunities Fund	7

Stock selection in the financial sector was also a detractor for the period. BinckBank N.V., a Netherlands-based provider of online brokerage services, underperformed due to a slowdown in its European retail brokerage transactions. Azimut Holding S.p.A, an Italian-based asset manager and provider of financial advisory services, also detracted from performance as investors expressed concerns about financial market volatility and the sustainability of its performance fees.

Sector distribution as of October 31, 2016[7]

Country allocation as of October 31, 2016[7]

Our investment philosophy focuses on company-specific factors rather than on headline-dominating macroeconomic events.

We will continue to invest in companies that we believe control their destiny via distinct long-term competitive advantages, flexible balance sheets, and strong, sustainable free cash flow generation. We expect that our stock selection based on these attributes, along with thoughtful portfolio construction, should allow us to continue to strive toward our goal of consistent alpha generation with a low risk profile. As we look to the end of 2016, there are numerous market forces that could bring further volatility. Perhaps the biggest question mark facing investors over the next six to twelve months is how and when the U.S. Federal Reserve chooses to raise interest rates. Central banks around the globe are struggling with similar issues, and the recent attempt by the Bank of Japan to put a floor under long-term rates while still remaining accommodating will be worth watching to see if it is successful.

We believe our fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the equity market evolves. While volatility may increase, the strong balance sheets and stable cash flow of the companies in our portfolio should support consistent long-term performance.

Please see footnotes on page 5.

8	Wells Fargo Global Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2016	Ending account value 10-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,058.11	$8.01	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.85	1.55%
Class B
Actual	$1,000.00	$1,054.21	$11.86	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.59	$11.62	2.30%
Class C
Actual	$1,000.00	$1,054.22	$11.87	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.58	$11.63	2.30%
Administrator Class
Actual	$1,000.00	$1,059.09	$7.25	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.10	1.40%
Institutional Class
Actual	$1,000.00	$1,060.33	$5.96	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84	1.15%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2016	Wells Fargo Global Opportunities Fund	9

Security name	Shares	Value

Common Stocks: 92.55%

Australia: 0.63%
Ansell Limited (Health Care, Health Care Equipment & Supplies)	68,572	$1,131,409
Spotless Group Holdings Limited (Industrials, Commercial Services & Supplies)	310,180	235,954

		1,367,363

Austria: 0.44%
UNIQA Insurance Group AG (Financials, Insurance)	38,383	247,416
Zumtobel Group AG (Industrials, Electrical Equipment)	39,794	698,724

		946,140

Canada: 7.35%
Colliers International Group (Real Estate, Real Estate Management & Development)	28,424	989,637
Cott Corporation (Consumer Staples, Beverages)	91,640	1,201,780
Finning International Incorporated (Industrials, Trading Companies & Distributors)	44,630	830,511
Maple Leaf Foods Incorporated (Consumer Staples, Food Products)	77,542	1,766,128
MBAC Fertilizer Corporation - Legend Shares (Materials, Chemicals) (a)(i)	84,000	1,879
MTY Food Group Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	44,394	1,601,931
Mullen Group Limited (Energy, Energy Equipment & Services) «	87,091	1,207,054
Novanta Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	272,071	4,747,639
Parex Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) †	108,900	1,252,760
Tesco Corporation (Energy, Energy Equipment & Services)	165,400	1,132,990
Western Forest Products Incorporated (Materials, Paper & Forest Products)	751,499	1,142,964

		15,875,273

China: 0.21%
Plastec Technologies Limited (Materials, Chemicals) (a)	150,788	452,364

Finland: 0.61%
Metsa Board OYJ (Materials, Paper & Forest Products) «	229,674	1,319,873

France: 2.93%
ALTEN SA (Information Technology, IT Services)	34,425	2,460,510
Europcar Groupe SA (Consumer Discretionary, Road & Rail) †	40,073	372,421
Eutelsat Communications SA (Consumer Discretionary, Media)	37,285	781,756
M6 Metropole Television SA (Consumer Discretionary, Media)	85,741	1,494,190
Teleperformance SE (Industrials, Professional Services)	11,540	1,219,552

		6,328,429

Germany: 4.24%
Cancom SE (Information Technology, IT Services)	38,389	1,742,974
Gerresheimer AG (Health Care, Life Sciences Tools & Services)	35,741	2,695,816
SMA Solar Technology AG (Information Technology, Semiconductors & Semiconductor Equipment) «	49,736	1,275,948
TAG Immobilien AG (Real Estate, Real Estate Management & Development) «	137,371	1,833,716
TLG Immobilien AG (Real Estate, Real Estate Management & Development)	76,836	1,609,336

		9,157,790

Hong Kong: 0.83%
Sunlight REIT (Real Estate, Equity REITs)	2,880,000	1,782,465

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Global Opportunities Fund	Portfolio of investments—October 31, 2016

Security name	Shares	Value

Ireland: 0.31%
Horizon Pharma plc (Health Care, Pharmaceuticals) †	40,200	$672,144

Israel: 0.79%
Orbotech Limited (Information Technology, Electronic Equipment, Instruments & Components) †	61,927	1,696,800

Italy: 2.28%
Autogrill SpA (Consumer Discretionary, Hotels, Restaurants & Leisure)	89,619	747,191
Azimut Holding SpA (Financials, Capital Markets)	133,643	2,144,851
Davide Campari-Milano SpA (Consumer Staples, Beverages)	200,999	2,024,433

		4,916,475

Japan: 9.74%
Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	101,400	3,002,260
DTS Corporation (Information Technology, IT Services)	83,200	1,846,950
Ezaki Glico Company Limited (Consumer Staples, Food Products)	10,000	569,276
FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	18,400	1,154,496
Fuji Seal International Incorporated (Materials, Containers & Packaging)	33,500	1,384,786
Hitachi Chemical Company Limited (Materials, Chemicals)	35,000	821,017
Horiba Limited (Information Technology, Electronic Equipment, Instruments & Components)	20,600	986,097
Meitec Corporation (Industrials, Professional Services)	45,100	1,539,601
Musashi Seimitsu Industry Company Limited (Consumer Discretionary, Auto Components)	69,800	1,707,894
Nihon Parkerizing Company Limited (Materials, Chemicals)	138,700	1,917,755
ORIX JREIT Incorporated (Real Estate, Equity REITs)	775	1,328,001
OSG Corporation (Industrials, Machinery) «	41,600	888,170
Ship Healthcare Holdings Incorporated (Health Care, Health Care Providers & Services)	43,469	1,274,599
Sumitomo Warehouse Company Limited (Industrials, Transportation Infrastructure)	223,000	1,195,061
Taikisha Limited (Industrials, Construction & Engineering)	56,100	1,420,287

		21,036,250

Netherlands: 0.36%
TKH Group NV (Industrials, Electrical Equipment)	19,992	769,873

Norway: 0.23%
SpareBank 1 SR Bank ASA (Financials, Banks)	82,503	492,281

Spain: 2.50%
Almirall SA (Health Care, Pharmaceuticals)	126,398	1,819,058
Merlin Properties Socimi SA (Real Estate, Equity REITs)	160,285	1,801,758
Viscofan SA (Consumer Staples, Food Products)	37,829	1,782,953

		5,403,769

Sweden: 0.42%
Rezidor Hotel Group AB (Consumer Discretionary, Hotels, Restaurants & Leisure)	223,954	914,943

Switzerland: 1.44%
Aryzta AG (Consumer Staples, Food Products)	24,498	1,076,422
OC Oerlikon Corporation AG (Information Technology, Electronic Equipment, Instruments & Components) †	215,291	2,025,526

		3,101,948

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Global Opportunities Fund	11

Security name	Shares	Value

United Kingdom: 9.51%
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	98,218	$910,658
Britvic plc (Consumer Staples, Beverages)	186,430	1,266,457
Cambian Group plc (Health Care, Health Care Providers & Services)	279,967	418,926
Consort Medical plc (Health Care, Health Care Equipment & Supplies)	40,761	570,260
Devro plc (Consumer Staples, Food Products)	65,230	181,240
Elementis plc (Materials, Chemicals)	419,202	1,222,213
Hunting plc (Energy, Energy Equipment & Services)	113,250	697,942
IMI plc (Industrials, Machinery)	53,267	648,077
Jupiter Fund Management plc (Financials, Capital Markets)	249,895	1,320,448
Keller Group plc (Industrials, Construction & Engineering)	91,556	762,600
Lancashire Holdings Limited (Financials, Insurance)	136,689	1,166,133
Mears Group plc (Industrials, Commercial Services & Supplies)	218,957	1,206,686
Micro Focus International plc (Information Technology, Software)	78,528	2,057,893
Morgan Advanced Materials plc (Industrials, Machinery)	155,854	519,836
NCC Group plc (Information Technology, IT Services)	299,144	693,859
Nomad Foods Limited (Consumer Staples, Food Products) †	191,000	2,347,390
Savills plc (Real Estate, Real Estate Management & Development)	177,381	1,506,774
Shawbrook Group plc (Financials, Banks) 144A†	148,006	407,246
Spectris plc (Information Technology, Electronic Equipment, Instruments & Components)	26,561	666,144
Steris Corporation (Health Care, Health Care Equipment & Supplies)	21,709	1,450,595
Stock Spirits Group plc (Consumer Staples, Beverages)	266,475	516,157

		20,537,534

United States: 47.73%
ACI Worldwide Incorporated (Information Technology, Software) †	122,800	2,225,136
ALLETE Incorporated (Utilities, Electric Utilities)	49,100	3,009,339
Analogic Corporation (Health Care, Health Care Equipment & Supplies)	48,024	3,930,764
Aspen Insurance Holdings Limited (Financials, Insurance)	48,700	2,349,775
Belden Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	17,600	1,140,656
Boston Beer Company Incorporated (Consumer Staples, Beverages) †«	10,200	1,583,550
Compass Minerals International Incorporated (Materials, Metals & Mining) «	35,600	2,557,860
Denny’s Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) †	356,699	3,698,969
Douglas Dynamics Incorporated (Industrials, Machinery)	120,802	3,877,744
Eagle Materials Incorporated (Materials, Construction Materials)	22,000	1,781,340
Fitbit Incorporated Class A (Information Technology, Electronic Equipment, Instruments & Components) †«	74,900	993,174
Forward Air Corporation (Industrials, Air Freight & Logistics)	71,700	2,962,644
Franklin Electric Company Incorporated (Industrials, Machinery)	76,862	2,801,620
Gulfport Energy Corporation (Energy, Oil, Gas & Consumable Fuels) †	52,600	1,268,186
Haemonetics Corporation (Health Care, Health Care Equipment & Supplies) †	63,376	2,117,392
HB Fuller Company (Materials, Chemicals)	23,900	1,005,473
Helen of Troy Limited (Consumer Discretionary, Household Durables) †	40,500	3,300,750
ICU Medical Incorporated (Health Care, Health Care Equipment & Supplies) †	28,500	3,970,050
Impax Laboratories Incorporated (Health Care, Pharmaceuticals) †	30,800	619,080
Innospec Incorporated (Materials, Chemicals)	29,478	1,776,049
Innoviva Incorporated (Health Care, Pharmaceuticals) †«	294,708	3,035,492
Korn/Ferry International (Industrials, Professional Services)	147,900	3,015,681
Lannett Company Incorporated (Health Care, Pharmaceuticals) †«	34,500	755,550
Molina Healthcare Incorporated (Health Care, Health Care Providers & Services) †	25,900	1,409,219
Mueller Industries Incorporated (Industrials, Machinery)	131,500	3,983,135

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Opportunities Fund	Portfolio of investments—October 31, 2016

Security name		Shares	Value

United States (continued)
Multi Packaging Solutions International Limited (Materials, Containers & Packaging) †		150,300	$2,030,553
Myriad Genetics Incorporated (Health Care, Biotechnology) †		43,600	859,356
NetScout Systems Incorporated (Information Technology, Communications Equipment) †		85,900	2,357,955
PAREXEL International Corporation (Health Care, Life Sciences Tools & Services) †		32,800	1,910,928
PharMerica Corporation (Health Care, Health Care Providers & Services) †		31,400	747,320
Popeyes Louisiana Kitchen Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) †		89,675	4,786,852
Progress Software Corporation (Information Technology, Software) †		116,100	3,124,251
Quaker Chemical Corporation (Materials, Chemicals)		27,615	2,968,613
Quanex Building Products Corporation (Industrials, Building Products)		105,800	1,724,540
Rogers Corporation (Information Technology, Electronic Equipment, Instruments & Components) †		16,900	919,867
Ryder System Incorporated (Industrials, Road & Rail)		29,500	2,047,005
Schweitzer-Mauduit International Incorporated (Materials, Paper & Forest Products)		80,927	2,987,016
Simpson Manufacturing Company Incorporated (Industrials, Building Products)		40,570	1,736,396
South Jersey Industries Incorporated (Utilities, Gas Utilities)		53,100	1,574,415
Synergy Resources Corporation (Energy, Oil, Gas & Consumable Fuels) †«		58,600	400,824
Thermon Group Holdings Incorporated (Industrials, Electrical Equipment) †		97,300	1,783,509
TreeHouse Foods Incorporated (Consumer Staples, Food Products) †		45,900	4,015,332
USG Corporation (Industrials, Building Products) †		70,200	1,767,636
Vishay Intertechnology Incorporated (Information Technology, Electronic Equipment, Instruments & Components)		238,190	3,358,479
Westwood Holdings Group Incorporated (Financials, Capital Markets)		53,950	2,781,122

			103,050,597

Total Common Stocks (Cost $178,449,089)			199,822,311

	Dividend yield
Preferred Stocks: 0.64%

Germany: 0.64%
Draegerwerk AG & Company KGAA (Health Care, Health Care Equipment & Supplies) ±	0.30%	19,462	1,388,260

Total Preferred Stocks (Cost $1,703,050)			1,388,260

	Yield
Short-Term Investments: 9.90%

Investment Companies: 9.90%
Securities Lending Cash Investment LLC (l)(r)(u)	0.69	10,081,201	10,082,209
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32	11,290,784	11,290,784

Total Short-Term Investments (Cost $21,372,203)			21,372,993

Total investments in securities (Cost $201,524,342) *	103.09%	222,583,564
Other assets and liabilities, net	(3.09)	(6,663,750)

Total net assets	100.00%	$215,919,814

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Global Opportunities Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $203,419,323 and unrealized gains (losses) consists of:

Gross unrealized gains	$31,206,351
Gross unrealized losses	(12,042,110)

Net unrealized gains	$19,164,241

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Opportunities Fund	Statement of assets and liabilities—October 31, 2016

Assets
Investments
In unaffiliated securities (including $9,743,811 of securities loaned), at value (cost $180,152,139)	$201,210,571
In affiliated securities, at value (cost $21,372,203)	21,372,993

Total investments, at value (cost $201,524,342)	222,583,564
Cash	10,373
Foreign currency, at value (cost $2,996,040)	2,949,096
Receivable for investments sold	2,625,517
Receivable for Fund shares sold	291,259
Receivable for dividends	1,438,528
Receivable for securities lending income	19,645
Prepaid expenses and other assets	40,002

Total assets	229,957,984

Liabilities
Payable for investments purchased	3,075,273
Payable for Fund shares redeemed	500,163
Payable upon receipt of securities loaned	10,081,131
Management fee payable	175,032
Distribution fees payable	22,036
Administration fees payable	36,296
Accrued expenses and other liabilities	148,239

Total liabilities	14,038,170

Total net assets	$215,919,814

NET ASSETS CONSIST OF
Paid-in capital	$181,378,262
Undistributed net investment income	1,823,994
Accumulated net realized gains on investments	11,711,386
Net unrealized gains on investments	21,006,172

Total net assets	$215,919,814

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$138,804,883
Shares outstanding – Class A1	3,595,393
Net asset value per share – Class A	$38.61
Maximum offering price per share – Class A2	$40.97
Net assets – Class B	$888,332
Shares outstanding – Class B1	30,860
Net asset value per share – Class B	$28.79
Net assets – Class C	$32,863,460
Shares outstanding – Class C1	1,134,155
Net asset value per share – Class C	$28.98
Net assets – Administrator Class	$30,831,911
Shares outstanding – Administrator Class[1]	767,945
Net asset value per share – Administrator Class	$40.15
Net assets – Institutional Class	$12,531,228
Shares outstanding – Institutional Class[1]	312,692
Net asset value per share – Institutional Class	$40.08

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2016	Wells Fargo Global Opportunities Fund	15

Investment income
Dividends (net of foreign withholding taxes of $169,887)	$4,786,371
Securities lending income, net	158,334
Income from affiliated securities	33,040

Total investment income	4,977,745

Expenses
Management fee	2,073,309
Administration fees
Class A	296,744
Class B	3,444
Class C	70,390
Administrator Class	39,634
Institutional Class	14,677
Shareholder servicing fees
Class A	353,267
Class B	4,100
Class C	83,798
Administrator Class	75,726
Distribution fees
Class B	12,300
Class C	251,393
Custody and accounting fees	96,568
Professional fees	65,813
Registration fees	68,676
Shareholder report expenses	46,898
Trustees’ fees and expenses	19,250
Other fees and expenses	16,811

Total expenses	3,592,798
Less: Fee waivers and/or expense reimbursements	(39,180)

Net expenses	3,553,618

Net investment income	1,424,127

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments	14,082,086

Net change in unrealized gains (losses) on:
Unaffiliated securities	2,224,835
Affiiliated securities	790

Net change in unrealized gains (losses) on investments	2,225,625

Net realized and unrealized gains (losses) on investments	16,307,711

Net increase in net assets resulting from operations	$17,731,838

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Global Opportunities Fund	Statement of changes in net assets

	Year ended October 31, 2016		Year ended October 31, 2015

Operations
Net investment income		$1,424,127		$419,069
Net realized gains on investments		14,082,086		10,609,101
Net change in unrealized gains (losses) on investments		2,225,625		(5,394,548)

Net increase in net assets resulting from operations		17,731,838		5,633,622

Distributions to shareholders from
Net investment income
Class A		(886,928)		(112,091)
Administrator Class		(231,280)		(31,925)
Institutional Class		(115,938)		(45,625)
Net realized gains
Class A		(6,414,005)		(25,688,232)
Class B		(179,734)		(2,100,714)
Class C		(1,977,317)		(7,981,435)
Administrator Class		(1,289,238)		(5,573,313)
Institutional Class		(426,341)		(1,170,657)

Total distributions to shareholders		(11,520,781)		(42,703,992)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	287,344	10,463,647	385,971	14,800,661
Class B	67	1,865	2,614	75,178
Class C	44,683	1,201,168	83,130	2,405,203
Administrator Class	164,556	6,297,087	192,685	7,651,580
Institutional Class	146,823	5,639,061	207,276	8,364,650

		23,602,828		33,297,272

Reinvestment of distributions
Class A	196,310	6,790,837	656,362	23,808,617
Class B	6,892	177,539	73,234	2,024,915
Class C	63,376	1,643,340	236,312	6,574,187
Administrator Class	41,455	1,492,072	146,011	5,492,203
Institutional Class	11,643	418,957	21,540	812,381

		10,522,745		38,712,303

Payment for shares redeemed
Class A	(963,819)	(34,320,655)	(830,863)	(31,796,199)
Class B	(125,178)	(3,309,009)	(267,575)	(7,895,832)
Class C	(249,405)	(6,823,638)	(244,958)	(7,212,225)
Administrator Class	(259,890)	(9,801,894)	(726,799)	(30,614,585)
Institutional Class	(114,180)	(4,457,864)	(78,685)	(3,130,872)

		(58,713,060)		(80,649,713)

Net decrease in net assets resulting from capital share transactions		(24,587,487)		(8,640,138)

Total decrease in net assets		(18,376,430)		(45,710,508)

Net assets
Beginning of period		234,296,244		280,006,752

End of period		$215,919,814		$234,296,244

Undistributed net investment income		$1,823,994		$1,188,486

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Opportunities Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$37.23	$43.26	$42.68	$33.17	$30.14
Net investment income	0.26 [1]	0.10 [1]	0.03 [1]	0.16 [1]	0.20 [1]
Net realized and unrealized gains (losses) on investments	2.92	0.64	0.86	9.58	2.87

Total from investment operations	3.18	0.74	0.89	9.74	3.07
Distributions to shareholders from
Net investment income	(0.21)	(0.03)	(0.31)	(0.23)	(0.04)
Net realized gains	(1.59)	(6.74)	0.00	0.00	0.00

Total distributions to shareholders	(1.80)	(6.77)	(0.31)	(0.23)	(0.04)
Net asset value, end of period	$38.61	$37.23	$43.26	$42.68	$33.17
Total return[2]	9.12%	2.12%	2.07%	29.50%	10.24%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.57%	1.57%	1.59%	1.55%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.54%
Net investment income	0.73%	0.27%	0.06%	0.43%	0.65%
Supplemental data
Portfolio turnover rate	70%	42%	66%	59%	85%
Net assets, end of period (000s omitted)	$138,805	$151,740	$167,166	$181,764	$156,433

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.21	$34.62	$34.18	$26.58	$24.30
Net investment loss	(0.09)[1]	(0.14)[1]	(0.25)[1]	(0.09)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	2.26	0.47	0.69	7.69	2.31

Total from investment operations	2.17	0.33	0.44	7.60	2.28
Distributions to shareholders from
Net realized gains	(1.59)	(6.74)	0.00	0.00	0.00
Net asset value, end of period	$28.79	$28.21	$34.62	$34.18	$26.58
Total return[2]	8.32%	1.34%	1.29%	28.54%	9.42%
Ratios to average net assets (annualized)
Gross expenses	2.31%	2.32%	2.32%	2.34%	2.30%
Net expenses	2.30%	2.30%	2.30%	2.30%	2.29%
Net investment loss	(0.32)%	(0.49)%	(0.71)%	(0.32)%	(0.10)%
Supplemental data
Portfolio turnover rate	70%	42%	66%	59%	85%
Net assets, end of period (000s omitted)	$888	$4,206	$11,799	$19,446	$21,181

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Opportunities Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.39	$34.80	$34.36	$26.73	$24.43
Net investment loss	(0.01)[1]	(0.14)[1]	(0.24)[1]	(0.09)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	2.19	0.47	0.69	7.72	2.33

Total from investment operations	2.18	0.33	0.45	7.63	2.30
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	0.00	0.00
Net realized gains	(1.59)	(6.74)	0.00	0.00	0.00

Total distributions to shareholders	(1.59)	(6.74)	(0.01)	0.00	0.00
Net asset value, end of period	$28.98	$28.39	$34.80	$34.36	$26.73
Total return[2]	8.31%	1.34%	1.32%	28.54%	9.41%
Ratios to average net assets (annualized)
Gross expenses	2.30%	2.32%	2.32%	2.34%	2.30%
Net expenses	2.30%	2.30%	2.30%	2.30%	2.29%
Net investment loss	(0.02)%	(0.48)%	(0.69)%	(0.31)%	(0.11)%
Supplemental data
Portfolio turnover rate	70%	42%	66%	59%	85%
Net assets, end of period (000s omitted)	$32,863	$36,215	$41,792	$44,618	$37,753

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$38.65	$44.60	$44.00	$34.21	$31.10
Net investment income	0.41	0.16 [1]	0.09	0.22 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	2.95	0.66	0.90	9.86	2.96

Total from investment operations	3.36	0.82	0.99	10.08	3.22
Distributions to shareholders from
Net investment income	(0.27)	(0.03)	(0.39)	(0.29)	(0.11)
Net realized gains	(1.59)	(6.74)	0.00	0.00	0.00

Total distributions to shareholders	(1.86)	(6.77)	(0.39)	(0.29)	(0.11)
Net asset value, end of period	$40.15	$38.65	$44.60	$44.00	$34.21
Total return	9.30%	2.27%	2.22%	29.73%	10.44%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.43%	1.41%	1.42%	1.38%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.38%
Net investment income	0.90%	0.41%	0.22%	0.58%	0.81%
Supplemental data
Portfolio turnover rate	70%	42%	66%	59%	85%
Net assets, end of period (000s omitted)	$30,832	$31,765	$53,966	$52,461	$44,360

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Opportunities Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$38.63	$44.67	$44.05	$34.25	$31.18
Net investment income	0.45	0.20	0.15	0.32 [1]	0.36 [1]
Net realized and unrealized gains (losses) on investments	3.00	0.72	0.96	9.86	2.93

Total from investment operations	3.45	0.92	1.11	10.18	3.29
Distributions to shareholders from
Net investment income	(0.41)	(0.22)	(0.49)	(0.38)	(0.22)
Net realized gains	(1.59)	(6.74)	0.00	0.00	0.00

Total distributions to shareholders	(2.00)	(6.96)	(0.49)	(0.38)	(0.22)
Net asset value, end of period	$40.08	$38.63	$44.67	$44.05	$34.25
Total return	9.56%	2.53%	2.48%	30.06%	10.70%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.18%	1.14%	1.16%	1.12%
Net expenses	1.15%	1.15%	1.14%	1.15%	1.12%
Net investment income	1.20%	0.66%	0.47%	0.83%	1.13%
Supplemental data
Portfolio turnover rate	70%	42%	66%	59%	85%
Net assets, end of period (000s omitted)	$12,531	$10,369	$5,284	$2,151	$1,263

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Global Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Global Opportunities Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

24	Wells Fargo Global Opportunities Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$445,527	$(445,527)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Global Opportunities Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$1,367,363	$0	$0	$1,367,363
Austria	946,140	0	0	946,140
Canada	15,873,394	0	1,879	15,875,273
China	0	0	452,364	452,364
Finland	1,319,873	0	0	1,319,873
France	6,328,429	0	0	6,328,429
Germany	9,157,790	0	0	9,157,790
Hong Kong	1,782,465	0	0	1,782,465
Ireland	672,144	0	0	672,144
Israel	1,696,800	0	0	1,696,800
Italy	4,916,475	0	0	4,916,475
Japan	21,036,250	0	0	21,036,250
Netherlands	769,873	0	0	769,873
Norway	492,281	0	0	492,281
Spain	5,403,769	0	0	5,403,769
Sweden	914,943	0	0	914,943
Switzerland	3,101,948	0	0	3,101,948
United Kingdom	20,537,534	0	0	20,537,534
United States	103,050,597	0	0	103,050,597

Preferred stocks
Germany	1,388,260	0	0	1,388,260

Short-term investments
Investment companies	11,290,784	0	0	11,290,784
Investments measured at net asset value*				10,082,209
Total assets	$212,047,112	$0	$454,243	$222,583,564

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $10,082,209 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at October 31, 2016. As a result, common stocks valued at $51,457,013 and preferred stocks valued at $1,388,260 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.95% and declining to 0.83% as the average daily net assets of the Fund increase. For the year ended October 31, 2016, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.

26	Wells Fargo Global Opportunities Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class B shares, 2.30% for Class C shares, 1.40% for Administrator Class shares, and 1.15% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2016, Funds Distributor received $4,525 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2016 were $146,423,567 and $174,518,793, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

Notes to financial statements	Wells Fargo Global Opportunities Fund	27

For the year ended October 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	Year ended October 31
	2016	2015
Ordinary income	$1,234,146	$9,467,443
Long-term capital gain	10,286,635	33,236,549

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,472,360	$10,965,608	$19,111,007

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

10. SUBSEQUENT DISTRIBUTIONS

On December 9, 2016, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 8, 2016. The per share amounts payable on December 12, 2016 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.45599	$1.89348
Class B	0.45599	1.89348
Class C	0.45599	1.89348
Administrator Class	0.45599	1.89348
Institutional Class	0.45599	1.89348

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

28	Wells Fargo Global Opportunities Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Global Opportunities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Global Opportunities Fund as of October 31, 2016 the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2016

Other information (unaudited)	Wells Fargo Global Opportunities Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 97.88% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $10,286,635 was designated as a 20% rate gain distribution for the fiscal year ended October 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $1,231,168 of income dividends paid during the fiscal year ended October 31, 2016 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Global Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Global Opportunities Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker[3] (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

32	Wells Fargo Global Opportunities Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Global Opportunities Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo Global Opportunities Fund	33

The Board noted that the performance of the Fund (Administrator Class A) was higher than or in range of the average performance of the Universe for all periods under review except the five-year period. The Board also noted that the performance of the Fund lower than its benchmark, the S&P Developed SmallCap Index, for all periods under review except the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in the range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

34	Wells Fargo Global Opportunities Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Global Opportunities Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

247343 12-16 A239/AR239 10-16

Annual Report

October 31, 2016

Wells Fargo International Equity Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo International Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

International equity investors entered the period confronting concerns about slowing economic growth, particularly in China.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Equity Fund for the 12-month period that ended October 31, 2016. Significant volatility in international equity markets during the final months of 2015 and early 2016 subsided during the last half of the period. The performance contrast in each half of the reporting period as measured by key benchmark indexes shows the improving investment environment during the previous 12 months.

	November 1, 2015 through April 30, 2016 (%)	May 1, 2016 through October 31, 2016 (%)
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net)[1]	(3.07)	(0.16)
MSCI World Index (Net)[2]	(1.05)	2.25
MSCI All Country World Index (ACWI) ex USA Index (Net)[3]	(1.75)	2.01
S&P Developed SmallCap Index[4]	1.05	2.36

Past performance is no guarantee of future results.

Central bank policies demonstrated resolve to reignite global economic growth.

International equity investors entered the period confronting concerns about slowing economic growth, particularly in China. They also were uncertain if governments and their central banks could successfully address concerns about recessionary pressures and global business activity through monetary and economic policy. The December 2015 decision of the U.S. Federal Reserve (Fed) to increase its key interest rate caused elevated levels of volatility in global equity markets and sometimes drove significant fluctuations in the relative values of currencies around the world. The U.S. dollar tended to gain strength, which helped exporters in other countries but pressured importers who paid higher prices for goods and services.

The European Central Bank (ECB) pushed the interest rate it pays on deposits further into negative territory in late 2015. In January 2016, the Bank of Japan followed the ECB’s lead by setting a negative deposit rate. During the period, the People’s Bank of China guided its currency’s value lower relative to a basket of foreign currencies to enhance exports. Investors viewed the actions of major central banks as consistent with efforts to spark business activity. Observing the actions of central banks overseas to implement policies that would accommodate

[1]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[2]	The MSCI World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed markets country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You cannot invest directly in an index.

[3]	The MSCI All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[4]	The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo International Equity Fund	3

higher levels of business activity, the Fed acknowledged that risks to global growth existed and indicated it would base further rate increases on data that indicated successful management of the risks.

Investors closely watched changing sentiment in global markets during the period.

In the second quarter of 2016, equity market volatility levels declined and remained relatively low until the end of June, when voters in the United Kingdom surprised market participants and approved the Brexit referendum to leave the European Union. Investors reacted to the news negatively and fled to assets such as precious metals and U.S. Treasury bonds. As a result, interest rates fell sharply, and equity markets declined across the globe. In the weeks to follow, signs of resilience in major markets worldwide offset concerns stemming from the Brexit referendum.

Investors’ sentiments improved during the third quarter of 2016, which led to more favorable returns across global equity markets. The third-quarter saw a rotation that favored company fundamentals over macroeconomic fears, creating a more favorable market dynamic for active managers. Dispersion of returns from both the sector and country perspective tended to confirm the changing views of the markets among investors. On an improved perception of business health, economically sensitive sectors such as consumer discretionary, materials, financials, and industrials gained while traditionally defensive sectors (utilities, telecommunication services, health care, and consumer staples) benefited less during the market rally.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Investors’ sentiments improved during the third quarter of 2016, which led to more favorable returns across global equity markets.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dale A. Winner, CFA®

Average annual total returns (%) as of October 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFEAX)	1-20-1998	(8.33)	3.87	0.35	(2.76)	5.11	0.94	1.51	1.15
Class B (WFEBX)*	9-6-1979	(8.28)	3.96	0.41	(3.46)	4.30	0.41	2.26	1.90
Class C (WFEFX)	3-6-1998	(4.43)	4.33	0.19	(3.43)	4.33	0.19	2.26	1.90
Class R (WFERX)	10-10-2003	–	–	–	(2.94)	4.85	0.69	1.76	1.40
Class R6 (WFEHX)	9-30-2015	–	–	–	(2.46)	5.33	1.11	1.08	0.85
Administrator Class (WFEDX)	7-16-2010	–	–	–	(2.71)	5.13	1.05	1.43	1.15
Institutional Class (WFENX)	3-9-1998	–	–	–	(2.48)	5.36	1.20	1.18	0.90
MSCI ACWI ex USA Index (Net)[4]	–	–	–	–	0.22	3.64	1.61	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo International Equity Fund	5

Growth of $10,000 investment as of October 31, 2016[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 28, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 1.14% for Cass A, 1.89% for Class B, 1.89% for Class C, 1.39% for Class R, 0.84% for Class R6, 1.14% for Administrator Class, and 0.89% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the MSCI ACWI ex USA Index (Net) for the 12-month period that ended October 31, 2016.

∎	Financials, consumer discretionary, and real estate equities detracted from performance. Industrials conglomerates and consumer staple stocks contributed to performance.

∎	The Fund remained overweight to stocks in Germany, the U.S., the Netherlands, Hong Kong (China), and South Korea and increased its positions in select undervalued European stocks.

Global capital markets experienced bouts of volatility.

Over the course of the last year, global capital markets experienced bouts of volatility, especially during the early part of 2016’s first quarter and the latter part of the second quarter. Concerns over China’s credit risks, European banking liquidity concerns, and Japanese investment challenges in an environment of negative interest rates added to first quarter turbulence. During the second quarter, fears around the unexpected referendum for the U.K. to leave the European Union (Brexit) weighed on equity market sentiment. Since then, momentum trading across equity markets was less evident than the return to fundamental investment appetite across global equities. During the period, we continued to find underresearched and undervalued stocks that we believed were poised to capitalize on advantages stemming from self-help restructuring and targeted national structural reforms. These influences drove total return in many of our stock picks across Europe, Asia, and the Americas. We are steadily witnessing a transition in public policy support for international economic recovery from reliance on monetary policy easing to an increased role of fiscal stimulus and pro-growth structural reforms in Asia (especially Japan and China) and in Europe.

Negative performance effects came from stocks such as ANIMA Holding S.p.A., HUGO BOSS AG, Mitsubishi UFJ Financial Group, Incorporated, Cameco Corporation, Dongfeng Motor Group Company, Limited, Nomura Holdings Holdings, Incorporated, and Hitachi, Limited. Some of the best stock performances came from Coca-Cola East Japan Company Limited, Xinyi Glass Holdings Limited, and Hana Financial Group Incorporated in Asia; Prysmian S.p.A., Smiths Group plc, Siemens AG, and Royal Philips N.V. in Europe; and in the Americas, Lundin Mining Corporation. We have gradually increased our emerging markets equity exposure, notably in Korea and Brazil. Outside these countries and China and Hong Kong, we are evaluating a number of opportunities amid increasing emerging markets company, country, and currency risk and opportunity divergences.

Regionally, divergent and compelling investment opportunities continue to emerge.

In Europe, opportunities arose amid signs of a cyclical economic recovery in the context of an alert European Central Bank (ECB) that is focused on managing systematic risks in banking and financial markets. The ECB’s actions continue to help address challenges facing the European Union member states as they seek further political cooperation to secure their currency union. Companies engaged in self-help restructuring through operational efficiencies such as careful investment of corporate resources, cost-cutting, and portfolio reshaping bolstered their profitability and benefited from the additional impetus of structural reforms and economic recovery. Key core investment holdings include Munich Reinsurance Company, METRO AG, Eni S.p.A., Smiths Group, and Compagnie de Saint-Gobain S.A.

In Asia, our base-case assessment suggests that while the policy challenges in China of transitioning from an exclusively state-controlled to more market-driven economy are not without difficulty, government officials have several policy levers at their disposal to accomplish an orderly and flexible liberalization, especially ahead of next year’s National People’s Congress milestone. We believe policy easing remains incremental, leaving room for further growth-enhancement measures. In Hong Kong, we continued to build positions in undervalued and restructuring state-owned enterprises such as China Mobile Limited. In South Korea, positions including Hana Financial and SK Telecom Company Limited provide long-term attractive total return upside based on micro restructuring benefits. And in Japan—where we are now underweight as of the beginning of this year, compared to having been an overweight in the portfolio years ago—we continue to find bifurcation between the new and old corporate regimes. We have watched core holdings increase their operating margins through more company-specific actions, as opposed to the currency depreciation benefiting exporters or reflationary policies benefiting levered financials years ago, exemplified by Coca-Cola East Japan, Hitachi and Nomura Holdings.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo International Equity Fund	7

Ten largest holdings (%) as of October 31, 2016[6]
Muenchener Rueckversicherungs Gesellschaft AG	3.58
Eni SpA	3.23
Compagnie de Saint-Gobain SA	3.10
Metro AG	3.08
Hana Financial Group Incorporated	3.08
Vodafone Group plc	3.04
Smiths Group plc	2.95
Coca-Cola East Japan Company Limited	2.88
Koninklijke Philips NV	2.80
Wolseley plc	2.72

We continue to adhere to our investment process.

We are identifying opportunities in select equities across developed and emerging markets. Many of the companies we are monitoring currently trade in domestic markets that are approximately half the book-to-value market multiple of U.S. equities, with substantial potential for profitability enhancement as they normalize earnings power and monetize benefits from the collapse of commodity prices, lower credit costs, and currency rates that can prove advantageous, particularly to exporters. Our bottom-up stock-selection process continues to steer our portfolio to what we deem to be more nonconsensus, underearning, and undervalued equities, particularly in Europe, Hong Kong and, selectively, in other emerging markets—companies benefiting from a confluence of restructuring, reflation, and/or reform tailwinds.

Sector distribution as of October 31, 2016[7]

Country allocation as of October 31, 2016[7]

Please see footnotes on page 5.

8	Wells Fargo International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2016	Ending account value 10-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,027.86	$5.81	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.79	1.14%
Class B
Actual	$1,000.00	$1,023.70	$9.61	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.58	1.89%
Class C
Actual	$1,000.00	$1,023.65	$9.61	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.58	1.89%
Class R
Actual	$1,000.00	$1,026.58	$7.08	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.05	1.39%
Class R6
Actual	$1,000.00	$1,028.84	$4.28	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27	0.84%
Administrator Class
Actual	$1,000.00	$1,028.36	$5.81	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.79	1.14%
Institutional Class
Actual	$1,000.00	$1,028.86	$4.54	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.52	0.89%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2016	Wells Fargo International Equity Fund	9

Security name	Shares	Value

Common Stocks: 85.24%

Brazil: 0.24%
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	99,329	$884,028

Canada: 2.34%
Lundin Mining Corporation (Materials, Metals & Mining) †	2,217,053	8,677,796

China: 7.77%
China Everbright Limited (Financials, Capital Markets)	3,586,000	7,028,154
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	658,000	7,538,253
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	7,435,000	4,476,981
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	1,861,900	4,801,465
Xinyi Solar Holdings Limited (Information Technology, Semiconductors & Semiconductor Equipment) «	6,964,000	2,586,060
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5,524,180	2,436,023

		28,866,936

Denmark: 0.88%
Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	91,547	3,275,037

France: 3.10%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	259,129	11,504,941

Germany: 14.66%
Bayer AG (Health Care, Pharmaceuticals)	89,712	8,891,883
Metro AG (Consumer Staples, Food & Staples Retailing)	382,458	11,457,526
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	68,576	13,294,328
Rheinmetall AG (Industrials, Industrial Conglomerates)	81,057	5,615,549
SAP SE (Information Technology, Software)	88,683	7,811,507
Siemens AG (Industrials, Industrial Conglomerates)	65,189	7,403,011

		54,473,804

Hong Kong: 2.45%
Value Partners Group Limited (Financials, Capital Markets)	3,605,000	3,449,027
Xinyi Automobile Glass Hong Kong Enterprises Limited (Consumer Discretionary, Auto Components) †	958,500	186,619
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	6,368,000	5,476,666

		9,112,312

Italy: 4.63%
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	826,504	11,985,367
Prysmian SpA (Industrials, Electrical Equipment)	209,064	5,202,766

		17,188,133

Japan: 13.53%
Coca-Cola East Japan Company Limited (Consumer Staples, Beverages)	484,600	10,702,142
Daiwa Securities Group Incorporated (Financials, Capital Markets)	1,367,000	8,182,187
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,829,000	9,752,806
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	1,507,000	7,825,996
Mitsui Fudosan Company Limited (Real Estate, Real Estate Management & Development)	184,000	4,194,260
Nomura Holdings Incorporated (Financials, Capital Markets)	1,913,700	9,607,734

		50,265,125

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo International Equity Fund	Portfolio of investments—October 31, 2016

Security name		Shares	Value

Netherlands: 5.45%
Koninklijke Philips NV (Industrials, Industrial Conglomerates) «		344,438	$10,382,816
NN Group NV (Financials, Insurance)		327,527	9,869,451

			20,252,267

Norway: 1.27%
Frontline Limited (Energy, Oil, Gas & Consumable Fuels) «		187,330	1,373,967
Marine Harvest ASA (Consumer Staples, Food Products)		183,880	3,336,050

			4,710,017

South Korea: 6.80%
Hana Financial Group Incorporated (Financials, Banks)		398,559	11,424,719
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A		5,945	4,194,198
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)		49,340	9,637,308

			25,256,225

Switzerland: 4.95%
Novartis AG (Health Care, Pharmaceuticals)		134,176	9,545,743
Zurich Insurance Group AG (Financials, Insurance)		33,797	8,842,447

			18,388,190

United Kingdom: 11.37%
Reckitt Benckiser Group plc (Consumer Staples, Household Products)		42,387	3,794,110
Smiths Group plc (Industrials, Industrial Conglomerates)		632,005	10,969,287
United Business Media plc (Consumer Discretionary, Media)		692,118	6,086,794
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		4,099,644	11,280,390
Wolseley plc (Industrials, Trading Companies & Distributors)		193,849	10,086,405

			42,216,986

United States: 5.80%
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		51,588	5,857,302
Coach Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		208,070	7,467,632
Pfizer Incorporated (Health Care, Pharmaceuticals)		259,195	8,219,073

			21,544,007

Total Common Stocks (Cost $296,855,318)			316,615,804

Exchange-Traded Funds: 1.50%

United States: 1.50%
iShares MSCI ACWI ex US ETF		136,900	5,578,675

Total Exchange-Traded Funds (Cost $5,581,837)			5,578,675

	Expiration date
Participation Notes: 1.83%

China: 1.83%
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †	2-19-2019	101,006	4,746,576
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †	12-4-2024	43,031	2,022,156

Total Participation Notes (Cost $4,522,600)			6,768,732

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo International Equity Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 11.31%

Investment Companies: 11.31%
Securities Lending Cash Investment LLC (l)(r)(u)	0.69%	3,155,666	$3,155,981
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32	38,856,450	38,856,450

Total Short-Term Investments (Cost $42,012,124)			42,012,431

Total investments in securities (Cost $348,971,879) *	99.88%	370,975,642
Other assets and liabilities, net	0.12	457,188

Total net assets	100.00%	$371,432,830

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $350,861,419 and unrealized gains (losses) consists of:

Gross unrealized gains	$31,916,657
Gross unrealized losses	(11,802,434)

Net unrealized gains	$20,114,223

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Equity Fund	Statement of assets and liabilities—October 31, 2016

Assets
Investments
In unaffiliated securities (including $2,985,651 of securities loaned), at value (cost $306,959,755)	$328,963,211
In affiliated securities, at value (cost $42,012,124)	42,012,431

Total investments, at value (cost $348,971,879)	370,975,642
Foreign currency, at value (cost $64,510)	62,482
Receivable for investments sold	10,487,336
Receivable for Fund shares sold	358,931
Receivable for dividends	1,280,475
Receivable for securities lending income	19,844
Unrealized gains on forward foreign currency contracts	1,221,034
Prepaid expenses and other assets	72,485

Total assets	384,478,229

Liabilities
Payable for investments purchased	7,076,043
Payable for Fund shares redeemed	914,791
Payable upon receipt of securities loaned	3,155,674
Management fee payable	182,754
Distribution fees payable	19,100
Cash collateral due to broker	1,505,000
Administration fees payable	52,176
Accrued expenses and other liabilities	139,861

Total liabilities	13,045,399

Total net assets	$371,432,830

NET ASSETS CONSIST OF
Paid-in capital	$367,641,931
Undistributed net investment income	10,190,249
Accumulated net realized losses on investments	(29,598,200)
Net unrealized gains on investments	23,198,850

Total net assets	$371,432,830

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$122,248,466
Shares outstanding – Class A1	11,039,106
Net asset value per share – Class A	$11.07
Maximum offering price per share – Class A2	$11.75
Net assets – Class B	$950,254
Shares outstanding – Class B1	87,941
Net asset value per share – Class B	$10.81
Net assets – Class C	$27,508,301
Shares outstanding – Class C1	2,542,515
Net asset value per share – Class C	$10.82
Net assets – Class R	$2,028,995
Shares outstanding – Class R1	181,204
Net asset value per share – Class R	$11.20
Net assets – Class R6	$26,294
Shares outstanding – Class R6[1]	2,377
Net asset value per share – Class R6	$11.06
Net assets – Administrator Class	$36,031,541
Shares outstanding – Administrator Class[1]	3,312,084
Net asset value per share – Administrator Class	$10.88
Net assets – Institutional Class	$182,638,979
Shares outstanding – Institutional Class[1]	16,521,897
Net asset value per share – Institutional Class	$11.05

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2016	Wells Fargo International Equity Fund	13

Investment income
Dividends (net of foreign withholding taxes of $957,380)	$12,685,650
Securities lending income, net	150,945
Income from affiliated securities	78,989

Total investment income	12,915,584

Expenses
Management fee	3,699,876
Administration fees
Class A	289,346
Class B	3,583
Class C	65,144
Class R	4,332
Class R6	7
Administrator Class	57,114
Institutional Class	252,935
Shareholder servicing fees
Class A	344,459
Class B	4,265
Class C	77,553
Class R	5,157
Administrator Class	107,933
Distribution fees
Class B	12,795
Class C	232,658
Class R	5,157
Custody and accounting fees	127,408
Professional fees	64,807
Registration fees	138,950
Shareholder report expenses	71,436
Trustees’ fees and expenses	21,195
Other fees and expenses	10,728

Total expenses	5,596,838
Less: Fee waivers and/or expense reimbursements	(1,218,122)

Net expenses	4,378,716

Net investment income	8,536,868

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(27,262,853)
Forward foreign currency contract transactions	2,906,581

Net realized losses on investments	(24,356,272)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,627,156)
Affiliated securities	307
Forward foreign currency contract transactions	(14,350)

Net change in unrealized gains (losses) on investments	(1,641,199)

Net realized and unrealized gains (losses) on investments	(25,997,471)

Net decrease in net assets resulting from operations	$(17,460,603)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Equity Fund	Statement of changes in net assets

	Year ended October 31, 2016		Year ended October 31, 2015

Operations
Net investment income		$8,536,868		$3,816,017
Net realized gains (losses) on investments		(24,356,272)		6,811,584
Net change in unrealized gains (losses) on investments		(1,641,199)		(5,436,792)

Net increase (decrease) in net assets resulting from operations		(17,460,603)		5,190,809

Distributions to shareholders from
Net investment income
Class A		(1,980,548)		(4,144,449)
Class B		(4,737)		(133,491)
Class C		(292,082)		(589,249)
Class R		(24,021)		(58,692)
Class R6		(338)		0 [1]
Administrator Class		(731,926)		(444,265)
Institutional Class		(3,153,699)		(3,012,972)

Total distributions to shareholders		(6,187,351)		(8,383,118)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,672,410	40,169,639	5,686,291	68,771,982
Class B	815	8,671	4,367	52,179
Class C	998,881	10,835,255	1,364,465	16,286,613
Class R	72,262	801,881	127,293	1,581,522
Class R6	51	541	2,296 [1]	25,000 [1]
Administrator Class	2,805,944	30,263,453	5,575,269	66,219,302
Institutional Class	9,957,611	108,139,415	14,609,456	168,904,517

		190,218,855		321,841,115

Reinvestment of distributions
Class A	167,795	1,860,967	350,957	3,835,959
Class B	431	4,689	12,086	129,201
Class C	23,355	254,804	47,129	508,047
Class R	822	9,244	2,725	30,167
Class R6	30	338	0 [1]	0 [1]
Administrator Class	67,082	731,191	41,287	443,423
Institutional Class	230,119	2,542,811	220,501	2,396,847

		5,404,044		7,343,644

Payment for shares redeemed
Class A	(5,436,299)	(57,973,044)	(2,058,420)	(23,991,275)
Class B	(148,673)	(1,557,542)	(158,096)	(1,803,160)
Class C	(1,053,145)	(11,165,445)	(316,369)	(3,631,747)
Class R	(76,036)	(818,347)	(84,187)	(995,805)
Administrator Class	(4,192,576)	(44,163,215)	(2,153,660)	(24,140,441)
Institutional Class	(10,441,636)	(109,679,342)	(3,722,844)	(43,032,964)

		(225,356,935)		(97,595,392)

Net increase (decrease) in net assets resulting from capital share transactions		(29,734,036)		231,589,367

Total increase (decrease) in net assets		(53,381,990)		228,397,058

Net assets
Beginning of period		424,814,820		196,417,762

End of period		$371,432,830		$424,814,820

Undistributed net investment income		$10,190,249		$4,903,871

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	15

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.53	$11.28	$11.98	$9.77	$9.82
Net investment income	0.22	0.18 [1]	0.37 [1]	0.21	0.25
Net realized and unrealized gains (losses) on investments	(0.54)	0.57	(0.81)	2.27	(0.09)

Total from investment operations	(0.32)	0.75	(0.44)	2.48	0.16
Distributions to shareholders from
Net investment income	(0.14)	(0.50)	(0.26)	(0.27)	(0.21)
Net asset value, end of period	$11.07	$11.53	$11.28	$11.98	$9.77
Total return[2]	(2.76)%	6.85%	(3.77)%	25.99%	1.83%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.53%	1.53%	1.56%	1.53%
Net expenses	1.12%	1.09%	1.09%	1.09%	1.09%
Net investment income	2.04%	1.50%	3.14%	2.03%	2.49%
Supplemental data
Portfolio turnover rate	65%	27%	32%	38%	115%
Net assets, end of period (000s omitted)	$122,248	$145,654	$97,640	$115,821	$114,219

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.21	$10.95	$11.62	$9.47	$9.48
Net investment income	0.12 [1]	0.08 [1]	0.28 [1]	0.13 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	(0.50)	0.56	(0.79)	2.21	(0.07)

Total from investment operations	(0.38)	0.64	(0.51)	2.34	0.09
Distributions to shareholders from
Net investment income	(0.02)	(0.38)	(0.16)	(0.19)	(0.10)
Net asset value, end of period	$10.81	$11.21	$10.95	$11.62	$9.47
Total return[2]	(3.46)%	6.00%	(4.48)%	25.07%	0.99%
Ratios to average net assets (annualized)
Gross expenses	2.21%	2.29%	2.28%	2.31%	2.28%
Net expenses	1.87%	1.84%	1.84%	1.84%	1.84%
Net investment income	1.17%	0.68%	2.40%	1.27%	1.67%
Supplemental data
Portfolio turnover rate	65%	27%	32%	38%	115%
Net assets, end of period (000s omitted)	$950	$2,639	$4,127	$6,810	$8,303

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.30	$11.06	$11.75	$9.58	$9.59
Net investment income	0.14	0.08 [1]	0.27 [1]	0.14 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	(0.53)	0.57	(0.79)	2.22	(0.07)

Total from investment operations	(0.39)	0.65	(0.52)	2.36	0.09
Distributions to shareholders from
Net investment income	(0.09)	(0.41)	(0.17)	(0.19)	(0.10)
Net asset value, end of period	$10.82	$11.30	$11.06	$11.75	$9.58
Total return[2]	(3.43)%	6.03%	(4.49)%	25.05%	1.08%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.28%	2.28%	2.31%	2.28%
Net expenses	1.87%	1.84%	1.84%	1.84%	1.84%
Net investment income	1.33%	0.72%	2.37%	1.30%	1.72%
Supplemental data
Portfolio turnover rate	65%	27%	32%	38%	115%
Net assets, end of period (000s omitted)	$27,508	$29,080	$16,346	$16,997	$16,760

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.66	$11.40	$11.96	$9.75	$9.79
Net investment income	0.19 [1]	0.15 [1]	0.32 [1]	0.18 [1]	0.20 [1]
Net realized and unrealized gains (losses) on investments	(0.53)	0.57	(0.79)	2.27	(0.06)

Total from investment operations	(0.34)	0.72	(0.47)	2.45	0.14
Distributions to shareholders from
Net investment income	(0.12)	(0.46)	(0.09)	(0.24)	(0.18)
Net asset value, end of period	$11.20	$11.66	$11.40	$11.96	$9.75
Total return	(2.94)%	6.53%	(4.00)%	25.68%	1.58%
Ratios to average net assets (annualized)
Gross expenses	1.72%	1.78%	1.78%	1.81%	1.78%
Net expenses	1.37%	1.34%	1.34%	1.34%	1.34%
Net investment income	1.77%	1.23%	2.71%	1.72%	2.11%
Supplemental data
Portfolio turnover rate	65%	27%	32%	38%	115%
Net assets, end of period (000s omitted)	$2,029	$2,147	$1,576	$2,234	$2,196

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2016	2015[1]
Net asset value, beginning of period	$11.49	$10.89
Net investment income	0.24	0.00 [2]
Net realized and unrealized gains (losses) on investments	(0.52)	0.60

Total from investment operations	(0.28)	0.60
Distributions to shareholders from
Net investment income	(0.15)	0.00
Net asset value, end of period	$11.06	$11.49
Total return[3]	(2.46)%	5.51%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.05%
Net expenses	0.85%	0.88%
Net investment income	2.31%	0.23%
Supplemental data
Portfolio turnover rate	65%	27%
Net assets, end of period (000s omitted)	$26	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Amount is less than $0.005 per share.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.33	$11.09	$11.79	$9.62	$9.67
Net investment income	0.22	0.17 [1]	0.37 [1]	0.22	0.25
Net realized and unrealized gains (losses) on investments	(0.53)	0.57	(0.80)	2.22	(0.09)

Total from investment operations	(0.31)	0.74	(0.43)	2.44	0.16
Distributions to shareholders from
Net investment income	(0.14)	(0.50)	(0.27)	(0.27)	(0.21)
Net asset value, end of period	$10.88	$11.33	$11.09	$11.79	$9.62
Total return	(2.71)%	6.89%	(3.82)%	26.00%	1.88%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.40%	1.37%	1.37%	1.36%
Net expenses	1.12%	1.09%	1.09%	1.09%	1.09%
Net investment income	1.93%	1.44%	3.21%	2.08%	2.52%
Supplemental data
Portfolio turnover rate	65%	27%	32%	38%	115%
Net assets, end of period (000s omitted)	$36,032	$52,469	$12,962	$3,955	$3,505

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.49	$11.25	$11.96	$9.76	$9.83
Net investment income	0.23	0.19 [1]	0.37 [1]	0.24 [1]	0.37
Net realized and unrealized gains (losses) on investments	(0.52)	0.58	(0.77)	2.26	(0.19)

Total from investment operations	(0.29)	0.77	(0.40)	2.50	0.18
Distributions to shareholders from
Net investment income	(0.15)	(0.53)	(0.31)	(0.30)	(0.25)
Net asset value, end of period	$11.05	$11.49	$11.25	$11.96	$9.76
Total return	(2.48)%	7.07%	(3.53)%	26.31%	2.05%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.15%	1.10%	1.13%	1.10%
Net expenses	0.87%	0.84%	0.84%	0.84%	0.84%
Net investment income	2.27%	1.67%	3.18%	2.29%	2.67%
Supplemental data
Portfolio turnover rate	65%	27%	32%	38%	115%
Net assets, end of period (000s omitted)	$182,639	$192,799	$63,766	$82,982	$138,245

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo International Equity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo International Equity Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending

24	Wells Fargo International Equity Fund	Notes to financial statements

Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards and foreign currency transactions. At October 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(43,946,020)	$2,936,861	$41,009,159

As of October 31, 2016, the Fund had capital loss carryforwards which consist of $22,277,977 in short-term capital losses and $5,430,684 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo International Equity Fund	25

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Brazil	$884,028	$0	$0	$884,028
Canada	8,677,796	0	0	8,677,796
China	28,866,936	0	0	28,866,936
Denmark	3,275,037	0	0	3,275,037
France	11,504,941	0	0	11,504,941
Germany	54,473,804	0	0	54,473,804
Hong Kong	9,112,312	0	0	9,112,312
Italy	17,188,133	0	0	17,188,133
Japan	50,265,125	0	0	50,265,125
Netherlands	20,252,267	0	0	20,252,267
Norway	4,710,017	0	0	4,710,017
South Korea	25,256,225	0	0	25,256,225
Switzerland	18,388,190	0	0	18,388,190
United Kingdom	42,216,986	0	0	42,216,986
United States	21,544,007	0	0	21,544,007

Exchange-traded funds
United States	5,578,675	0	0	5,578,675

Participation notes
China	0	6,768,732	0	6,768,732

Short-term investments
Investment companies	38,856,450	0	0	38,856,450
Investments measured at net asset value*				3,155,981

	361,050,929	6,768,732	0	370,975,642
Forward foreign currency contracts	0	1,221,034	0	1,221,034
Total assets	$361,050,929	$7,989,766	$0	$372,196,676

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $3,155,981 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

26	Wells Fargo International Equity Fund	Notes to financial statements

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at October 31, 2016. As a result, common stocks valued at $238,604,936 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.90% and declining to 0.73% as the average daily net assets of the Fund increase. For the year ended October 31, 2016, the management fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class B shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.84% for Class R6 shares, 1.14% for Administrator Class shares, and 0.89% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to March 1, 2016, the Fund’s expense were capped at 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 1.34% for Class R shares, 0.88% for Class R6 shares, 1.09% for Administrator Class shares, and 0.84% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2016, Funds Distributor received $24,173 from the sale of Class A shares and $578 in contingent deferred sales charges from redemptions of Class C shares.

Notes to financial statements	Wells Fargo International Equity Fund	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2016 were $251,521,312 and $275,293,106, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2016, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2016, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2016	In exchange for U.S. $	Unrealized gains
11-30-2016	Barclays	2,743,800	EUR	$3,015,385	$3,082,439	$67,054
12-15-2016	Barclays	25,020,000	EUR	27,518,132	28,219,307	701,175
12-22-2016	Morgan Stanley	5,716,000	GBP	7,004,839	7,420,443	415,604
1-13-2017	Credit Suisse	3,100,000	EUR	3,414,587	3,451,788	37,201

The Fund had average contract amounts of $8,364,657 and $55,001,524 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2016. As of October 31, 2016, the Fund had received $1,505,000 as cash collateral for open forward foreign currency contracts.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	Barclays	$768,229	*	$0	$(768,229)	$0
	Credit Suisse	37,201	*	0	0	37,201
	Morgan Stanley	415,604	*	0	(415,604)	0
*	Amount represents net unrealized gains.

28	Wells Fargo International Equity Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended October 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $6,187,351 and $8,383,118 of ordinary income for the years ended October 31, 2016 and October 31, 2015, respectively.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$11,461,569	$20,078,071	$(27,708,661)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo International Equity Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo International Equity Fund as of October 31, 2016 the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2016

30	Wells Fargo International Equity Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $4,377,666 of income dividends paid during the fiscal year ended October 31, 2016 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2016. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo International Equity Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo International Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker[3] (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo International Equity Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

34	Wells Fargo International Equity Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review except the one-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI ACWI ex USA Index (Net), for all periods under review except the ten-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes except Class R and Administrator Class. The Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes, including Class R and Administrator Class. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce fees at all asset levels for the Fund.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such

Other information (unaudited)	Wells Fargo International Equity Fund	35

as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce fees at all asset levels for the Fund. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo International Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

247344 12-16 A240/AR240 10-16

Annual Report

October 31, 2016

Wells Fargo Intrinsic World Equity Fund

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The views expressed and any forward-looking statements are as of October 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

International equity investors entered the period confronting concerns about slowing economic growth, particularly in China.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic World Equity Fund for the 12-month period that ended October 31, 2016. Significant volatility in international equity markets during the final months of 2015 and early 2016 subsided during the last half of the period. The performance contrast in each half of the reporting period as measured by key benchmark indexes shows the improving investment environment during the previous 12 months.

	November 1, 2015 through April 30, 2016 (%)	May 1, 2016 through October 31, 2016 (%)
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net)[1]	(3.07)	(0.16)
MSCI World Index (Net)[2]	(1.05)	2.25
MSCI All Country World Index (ACWI) ex USA Index (Net)[3]	(1.75)	2.01
S&P Developed SmallCap Index[4]	1.05	2.36

Past performance is no guarantee of future results.

Central bank policies demonstrated resolve to reignite global economic growth.

International equity investors entered the period confronting concerns about slowing economic growth, particularly in China. They also were uncertain if governments and their central banks could successfully address concerns about recessionary pressures and global business activity through monetary and economic policy. The December 2015 decision of the U.S. Federal Reserve (Fed) to increase its key interest rate caused elevated levels of volatility in global equity markets and sometimes drove significant fluctuations in the relative values of currencies around the world. The U.S. dollar tended to gain strength, which helped exporters in other countries but pressured importers who paid higher prices for goods and services.

The European Central Bank (ECB) pushed the interest rate it pays on deposits further into negative territory in late 2015. In January 2016, the Bank of Japan followed the ECB’s lead by setting a negative deposit rate. During the period, the People’s Bank of China guided its currency’s value lower relative to a basket of foreign currencies to enhance exports. Investors viewed the actions of major central banks as consistent with efforts to spark business activity. Observing the actions of central banks overseas to implement policies that would accommodate

[1]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[2]	The MSCI World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed markets country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You cannot invest directly in an index.

[3]	The MSCI All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[4]	The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic World Equity Fund	3

higher levels of business activity, the Fed acknowledged that risks to global growth existed and indicated it would base further rate increases on data that indicated successful management of the risks.

Investors closely watched changing sentiment in global markets during the period.

In the second quarter of 2016, equity market volatility levels declined and remained relatively low until the end of June, when voters in the United Kingdom surprised market participants and approved the Brexit referendum to leave the European Union. Investors reacted to the news negatively and fled to assets such as precious metals and U.S. Treasury bonds. As a result, interest rates fell sharply, and equity markets declined across the globe. In the weeks to follow, signs of resilience in major markets worldwide offset concerns stemming from the Brexit referendum.

Investors’ sentiments improved during the third quarter of 2016, which led to more favorable returns across global equity markets. The third-quarter saw a rotation that favored company fundamentals over macroeconomic fears, creating a more favorable market dynamic for active managers. Dispersion of returns from both the sector and country perspective tended to confirm the changing views of the markets among investors. On an improved perception of business health, economically sensitive sectors such as consumer discretionary, materials, financials, and industrials gained while traditionally defensive sectors (utilities, telecommunication services, health care, and consumer staples) benefited less during the market rally.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Investors’ sentiments improved during the third quarter of 2016, which led to more favorable returns across global equity markets.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Intrinsic World Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jean-Baptiste Nadal, CFA®

Jeffrey Peck

Average annual total returns (%) as of October 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EWEAX)	4-30-1996	(8.13)	7.33	3.55	(2.54)	8.61	4.17	1.45	1.35
Class C (EWECX)	5-18-2007	(4.26)	7.79	3.39	(3.26)	7.79	3.39	2.20	2.10
Administrator Class (EWEIX)	5-18-2007	–	–	–	(2.43)	8.85	4.39	1.37	1.25
Institutional Class (EWENX)	7-30-2010	–	–	–	(2.13)	9.09	4.53	1.12	0.95
MSCI World Index (Net)[4]	–	–	–	–	1.18	9.03	3.89	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to focused portfolio risk, geographic risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intrinsic World Equity Fund	5

Growth of $10,000 investment as of October 31, 2016[5]

[1]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 28, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed markets country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Intrinsic World Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the MSCI World Index (Net), for the 12-month period that ended October 31, 2016.

∎	Stock selection drove the Fund’s underperformance. Relative sector weightings, which are a by-product of our bottom-up security-selection process, also had a net negative effect.

∎	Security selection in the energy and information technology (IT) sectors contributed to performance relative to the index. Stock selection in the financials, health care, and materials sectors detracted from relative return. In addition, an overweight to the second-worst performing financials sector, and an underweight to the best-performing materials sector subtracted value.

The Fund underperformed in a global stock market dominated by investor demand for yield in equity markets.

We adhered to the same intrinsic value investment philosophy and process and consistently applied it to investment selection for the Fund. Our fundamental analysis involves identifying the stocks that we believe are high-quality, value-creating businesses selling at a discount to our estimate of intrinsic or true value and that possess what we believe are identifiable catalysts that could close the valuation gap over our investment time horizon.

Stock selection in the energy and IT sectors contributed to relative performance. In energy, integrated oil and gas producer Chevron Corporation and exploration and production company EOG Resources, Incorporated were the principal contributors. In IT, contributors were Korean conglomerate Samsung Electronics Company, Limited and global electronics company Texas Instruments Incorporated.

By contrast, security selection in the financials, health care, and materials sectors detracted from performance relative to the benchmark. In financials, U.K.-based Barclays PLC* was the main detractor. Other detractors included Spanish regional bank CaixaBank, S.A. and Swiss wealth and investment bank UBS AG. In health care, Gilead Sciences, Incorporated was the worst performer. Within materials, industrial gas supplier Air Liquide S.A., a recent purchase, was the worst performer.

By country, stock selection in Japan contributed on a relative basis for the period, while stock selection in the U.S. and Switzerland detracted. Over the long term, we seek to add value primarily through stock selection due to our research intensive, bottom-up investment process.

Ten largest holdings (%) as of October 31, 2016[6]
Microsoft Corporation	2.68
AIA Group Limited	2.59
EOG Resources Incorporated	2.33
AerCap Holdings NV	2.31
Merck & Company Incorporated	2.24
Sony Corporation	2.23
Cigna Corporation	2.23
Nidec Corporation	2.22
Motorola Solutions Incorporated	2.20
Visa Incorporated Class A	2.13

Our long-term investment process has typically resulted in low portfolio turnover as the team seeks to invest in businesses over a three- to five-year investment horizon. During the fiscal year, we sold six companies in three different sectors and invested in eight new companies across six sectors. The new additions to the Fund were: 1. Nestlé S.A. in consumer staples; 2. Bayer AG and CIGNA Corporation in health care; 3. General Dynamics Corporation in industrials; 4. Alphabet Incorporated in IT; 5. Air Liquide S.A. in materials; and 6. Deutsche Telekom AG and Vodafone Group Plc in telecommunication services. All of these trades were driven by company-specific, fundamental analysis rather than top-down sector allocation decisions.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intrinsic World Equity Fund	7

Sector distribution as of October 31, 2016[7]

Country allocation as of October 31, 2016[7]

We remain confident that our investment process should create shareholder value over time.

During the first half of 2016 and despite very little evidence, investors believed that the global economy was slowing, that deflation was imminent, and central banks would extend dovish policies. These fears were compounded after the Brexit referendum in which the U.K. voted to leave the European Union, yet reversed rather quickly. While equity returns were positive, broadly these events lead investors to seek out those sectors, industries, and companies offering higher yield.

As the third quarter unfolded, other gauges of developed economies—especially the U.S.—were indicating greater strength. Additionally, while earnings growth slowed during the last four consecutive quarters, it is expected that weaker year-over-year comparisons will contribute to accelerated earnings growth in the coming quarters.

Outside of the U.S., the eurozone has proven fairly resilient after the initial Brexit vote shock. Despite some modest signs of weakness, investors remained reasonably optimistic about economic growth. However, growth in Japan stalled and depended on government stimulus, as corporate and consumer spending remains weak and the strong yen is discouraging exports.

The portfolio management team’s philosophy and process relies on the idea of buying a high-quality company’s intrinsic value at a price that the team believes represents a substantive discount, and where the investment team feels it can identify catalysts that will close this value gap over a three- to five-year time horizon. High-quality companies typically perform better in a rising interest-rate environment as they are better able to finance shareholder-friendly actions.

While corporate earnings growth continues to slow, we believe the high-quality companies identified by the team have more flexibility and numerous tools to navigate this environment. With modest growth, growing inflation, and increasing wages in the U.S., rising interest rates are a more likely outcome and investor expectations lean in this direction. Therefore, the team contends that the developing environment is favorable to its approach.

Please see footnotes on page 5.

8	Wells Fargo Intrinsic World Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2016	Ending account value 10-31-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,016.66	$6.84	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85	1.35%
Class C
Actual	$1,000.00	$1,012.40	$10.62	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.58	$10.63	2.10%
Administrator Class
Actual	$1,000.00	$1,016.74	$6.34	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Class
Actual	$1,000.00	$1,018.80	$4.82	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82	0.95%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2016	Wells Fargo Intrinsic World Equity Fund	9

Security name	Shares	Value

Common Stocks: 99.40%

France: 3.77%
Air Liquide SA (Materials, Chemicals)	27,220	$2,769,349
Societe Generale SA (Financials, Banks)	68,000	2,654,448

		5,423,797

Germany: 4.67%
Bayer AG (Health Care, Pharmaceuticals)	26,140	2,590,889
Deutsche Telekom AG (Telecommunication Services, Diversified Telecommunication Services)	166,120	2,707,109
Siemens AG (Industrials, Industrial Conglomerates)	12,420	1,410,443

		6,708,441

Hong Kong: 2.59%
AIA Group Limited (Financials, Insurance)	590,800	3,728,899

Japan: 10.30%
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	94,600	2,836,106
Kao Corporation (Consumer Staples, Personal Products)	50,600	2,607,924
Nidec Corporation (Industrials, Electrical Equipment)	32,900	3,190,550
ORIX Corporation (Financials, Diversified Financial Services)	186,650	2,964,295
Sony Corporation (Consumer Discretionary, Household Durables)	100,040	3,206,202

		14,805,077

Luxembourg: 1.09%
Millicom International Cellular SA (Telecommunication Services, Wireless Telecommunication Services)	35,750	1,571,753

Netherlands: 9.40%
AerCap Holdings NV (Industrials, Trading Companies & Distributors) †	80,900	3,325,799
Airbus Group NV (Industrials, Aerospace & Defense)	36,400	2,163,732
Heineken NV (Consumer Staples, Beverages)	33,470	2,757,465
Sensata Technologies Holding NV (Industrials, Electrical Equipment) †	74,880	2,675,462
Unilever NV (Consumer Staples, Personal Products)	62,100	2,597,022

		13,519,480

South Korea: 1.01%
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,010	1,446,703

Spain: 1.58%
CaixaBank SA (Financials, Banks)	748,700	2,265,939

Sweden: 0.62%
Autoliv Incorporated SDR (Consumer Discretionary, Auto Components)	9,200	886,677

Switzerland: 7.45%
Nestle SA (Consumer Staples, Food Products)	39,370	2,854,628
Novartis AG ADR (Health Care, Pharmaceuticals)	42,940	3,049,599
Roche Holding AG (Health Care, Pharmaceuticals)	11,450	2,632,383
UBS Group AG (Financials, Capital Markets)	154,200	2,181,598

		10,718,208

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Intrinsic World Equity Fund	Portfolio of investments—October 31, 2016

Security name		Shares	Value

United Kingdom: 5.27%
Diageo plc (Consumer Staples, Beverages)		85,860	$2,290,495
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		112,801	2,812,119
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		899,176	2,474,131

			7,576,745

United States: 51.65%
Abbott Laboratories (Health Care, Health Care Equipment & Supplies)		63,900	2,507,444
Alphabet Incorporated Class C (Information Technology, Internet Software & Services) †		3,320	2,604,673
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		24,800	2,815,792
BB&T Corporation (Financials, Banks)		74,900	2,936,080
Charles Schwab Corporation (Financials, Capital Markets)		74,700	2,367,990
Chevron Corporation (Energy, Oil, Gas & Consumable Fuels)		28,540	2,989,565
Cigna Corporation (Health Care, Health Care Providers & Services)		26,950	3,202,469
CIT Group Incorporated (Financials, Banks)		80,200	2,913,666
EOG Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)		37,060	3,350,965
Express Scripts Holding Company (Health Care, Health Care Providers & Services)†		19,890	1,340,586
General Dynamics Corporation (Industrials, Aerospace & Defense)		19,300	2,909,282
Gilead Sciences Incorporated (Health Care, Biotechnology)		33,670	2,479,122
Honeywell International Incorporated (Industrials, Industrial Conglomerates)		22,600	2,478,768
Lockheed Martin Corporation (Industrials, Aerospace & Defense)		8,550	2,106,549
Merck & Company Incorporated (Health Care, Pharmaceuticals)		54,930	3,225,490
Microsoft Corporation (Information Technology, Software)		64,240	3,849,261
Motorola Solutions Incorporated (Information Technology, Communications Equipment)		43,580	3,163,036
Oracle Corporation (Information Technology, Software)		68,000	2,612,560
PepsiCo Incorporated (Consumer Staples, Beverages)		26,400	2,830,080
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		957,590	3,012,707
Schlumberger Limited (Energy, Energy Equipment & Services)		36,640	2,866,347
The Goldman Sachs Group Incorporated (Financials, Capital Markets)		17,000	3,030,080
The Procter & Gamble Company (Consumer Staples, Household Products)		24,900	2,161,320
The Walt Disney Company (Consumer Discretionary, Media)		26,980	2,500,776
United Parcel Service Incorporated Class B (Industrials, Air Freight & Logistics)		26,100	2,812,536
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services)		44,450	2,138,045
Visa Incorporated Class A (Information Technology, IT Services)		37,090	3,060,296

			74,265,485

Total Common Stocks (Cost $126,565,604)			142,917,204

	Yield
Short-Term Investments: 0.24%

Investment Companies: 0.24%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32%	343,055	343,055

Total Short-Term Investments (Cost $343,055)			343,055

Total investments in securities (Cost $126,908,659) *	99.64%	143,260,259
Other assets and liabilities, net	0.36	512,527

Total net assets	100.00%	$143,772,786

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Intrinsic World Equity Fund	11

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.
*	Cost for federal income tax purposes is $127,593,341 and unrealized gains (losses) consists of:

Gross unrealized gains	$25,690,663
Gross unrealized losses	(10,023,745)

Net unrealized gains	$15,666,918

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic World Equity Fund	Statement of assets and liabilities—October 31, 2016

Assets
Investments
In unaffiliated securities, at value (cost $126,565,604)	$142,917,204
In affiliated securities, at value (cost $343,055)	343,055

Total investments, at value (cost $126,908,659)	143,260,259
Cash	368
Foreign currency, at value (cost $6,249)	6,129
Receivable for investments sold	598,119
Receivable for Fund shares sold	14,427
Receivable for dividends	299,639
Receivable for securities lending income	179
Prepaid expenses and other assets	30,214

Total assets	144,209,334

Liabilities
Payable for investments purchased	152,639
Payable for Fund shares redeemed	79,643
Management fee payable	89,404
Distribution fee payable	4,681
Administration fees payable	25,367
Custodian and accounting fees payable	27,902
Shareholder servicing fees payable	29,984
Accrued expenses and other liabilities	26,928

Total liabilities	436,548

Total net assets	$143,772,786

NET ASSETS CONSIST OF
Paid-in capital	$119,503,277
Undistributed net investment income	1,144,741
Accumulated net realized gains on investments	6,778,799
Net unrealized gains on investments	16,345,969

Total net assets	$143,772,786

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$127,427,972
Shares outstanding – Class A1	6,526,117
Net asset value per share – Class A	$19.53
Maximum offering price per share – Class A2	$20.72
Net assets – Class C	$7,252,457
Shares outstanding – Class C1	386,353
Net asset value per share – Class C	$18.77
Net assets – Administrator Class	$4,735,271
Shares outstanding – Administrator Class[1]	243,669
Net asset value per share – Administrator Class	$19.43
Net assets – Institutional Class	$4,357,086
Shares outstanding – Institutional Class[1]	223,363
Net asset value per share – Institutional Class	$19.51

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2016	Wells Fargo Intrinsic World Equity Fund	13

Investment income
Dividends (net of foreign withholding taxes of $210,933)	$3,673,050
Securities lending income, net	31,633
Income from affiliated securities	2,385

Total investment income	3,707,068

Expenses
Management fee	1,283,490
Administration fees
Class A	279,939
Class C	16,135
Administrator Class	7,283
Institutional Class	5,732
Shareholder servicing fees
Class A	333,260
Class C	19,209
Administrator Class	13,543
Distribution fee
Class C	57,626
Custody and accounting fees	35,638
Professional fees	55,461
Registration fees	63,577
Shareholder report expenses	48,363
Trustees’ fees and expenses	18,026
Other fees and expenses	9,512

Total expenses	2,246,794
Less: Fee waivers and/or expense reimbursements	(151,908)

Net expenses	2,094,886

Net investment income	1,612,182

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	7,022,443
Net change in unrealized gains (losses) on investments	(13,434,282)

Net realized and unrealized gains (losses) on investments	(6,411,839)

Net decrease in net assets resulting from operations	$(4,799,657)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic World Equity Fund	Statement of changes in net assets

	Year ended October 31, 2016		Year ended October 31, 2015

Operations
Net investment income		$1,612,182		$1,348,061
Net realized gains on investments		7,022,443		18,667,164
Net change in unrealized gains (losses) on investments		(13,434,282)		(12,629,315)

Net increase (decrease) in net assets resulting from operations		(4,799,657)		7,385,910

Distributions to shareholders from
Net investment income
Class A		(1,480,000)		(856,992)
Class C		(5,766)		0
Administrator Class		(77,002)		(51,944)
Institutional Class		(77,098)		(48,847)
Net realized gains
Class A		(15,944,560)		(2,600,451)
Class C		(992,532)		(169,828)
Administrator Class		(637,316)		(108,609)
Institutional Class		(554,534)		(77,473)

Total distributions to shareholders		(19,768,808)		(3,914,144)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	77,894	1,519,486	179,787	4,097,757
Class C	48,859	912,817	35,552	773,618
Administrator Class	99,764	1,871,151	93,043	2,104,873
Institutional Class	87,333	1,706,229	161,738	3,667,260

		6,009,683		10,643,508

Reinvestment of distributions
Class A	871,879	16,927,692	152,110	3,351,854
Class C	51,392	955,480	7,388	156,548
Administrator Class	36,033	697,376	7,067	155,486
Institutional Class	24,158	469,358	3,982	87,906

		19,049,906		3,751,794

Payment for shares redeemed
Class A	(975,567)	(18,924,820)	(795,378)	(18,121,192)
Class C	(121,189)	(2,191,011)	(88,016)	(1,946,944)
Administrator Class	(166,281)	(3,242,731)	(154,125)	(3,437,971)
Institutional Class	(109,687)	(2,106,188)	(86,058)	(1,969,384)

		(26,464,750)		(25,475,491)

Net decrease in net assets resulting from capital share transactions		(1,405,161)		(11,080,189)

Total decrease in net assets		(25,973,626)		(7,608,423)

Net assets
Beginning of period		169,746,412		177,354,835

End of period		$143,772,786		$169,746,412

Undistributed net investment income		$1,144,741		$1,000,309

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic World Equity Fund	15

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.82	$22.39	$21.88	$17.94	$15.55
Net investment income	0.20	0.19	0.17	0.20	0.16
Net realized and unrealized gains (losses) on investments	(0.83)	0.73	0.59	4.00	1.87

Total from investment operations	(0.63)	0.92	0.76	4.20	2.03
Distributions to shareholders from
Net investment income	(0.20)	(0.12)	(0.25)	(0.26)	(0.11)
Net realized gains	(2.46)	(0.37)	0.00	0.00	0.00

Total distributions to shareholders	(2.66)	(0.49)	(0.25)	(0.26)	(0.11)
Regulatory settlement proceeds	0.00	0.00	0.00	0.00	0.47
Net asset value, end of period	$19.53	$22.82	$22.39	$21.88	$17.94
Total return[1]	(2.54)%	4.23%	3.45%	23.74%	16.25%[2]
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.48%	1.47%	1.49%	1.51%
Net expenses	1.37%	1.40%	1.40%	1.40%	1.40%
Net investment income	1.09%	0.79%	0.70%	0.95%	0.91%
Supplemental data
Portfolio turnover rate	23%	32%	23%	22%	27%
Net assets, end of period (000s omitted)	$127,428	$149,492	$157,061	$168,621	$146,930

[1]	Total return calculations do not include any sales charges.

[2]	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$21.99	$21.64	$21.19	$17.37	$15.15
Net investment income (loss)	0.05	0.01 [1]	(0.02)	0.05	0.02
Net realized and unrealized gains (losses) on investments	(0.80)	0.71	0.58	3.89	1.82

Total from investment operations	(0.75)	0.72	0.56	3.94	1.84
Distributions to shareholders from
Net investment income	(0.01)	0.00	(0.11)	(0.12)	(0.09)
Net realized gains	(2.46)	(0.37)	0.00	0.00	0.00

Total distributions to shareholders	(2.47)	(0.37)	(0.11)	(0.12)	(0.09)
Regulatory settlement proceeds	0.00	0.00	0.00	0.00	0.47
Net asset value, end of period	$18.77	$21.99	$21.64	$21.19	$17.37
Total return[2]	(3.26)%	3.41%	2.65%	22.82%	15.39%[3]
Ratios to average net assets (annualized)
Gross expenses	2.21%	2.23%	2.22%	2.24%	2.26%
Net expenses	2.12%	2.15%	2.15%	2.15%	2.15%
Net investment income (loss)	0.32%	0.05%	(0.06)%	0.20%	0.16%
Supplemental data
Portfolio turnover rate	23%	32%	23%	22%	27%
Net assets, end of period (000s omitted)	$7,252	$8,958	$9,788	$9,949	$7,341

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic World Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.76	$22.33	$21.81	$17.89	$15.52
Net investment income	0.24 [1]	0.23 [1]	0.22 [1]	0.24 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	(0.84)	0.75	0.59	3.99	1.87

Total from investment operations	(0.60)	0.98	0.81	4.23	2.06
Distributions to shareholders from
Net investment income	(0.27)	(0.18)	(0.29)	(0.31)	(0.16)
Net realized gains	(2.46)	(0.37)	0.00	0.00	0.00

Total distributions to shareholders	(2.73)	(0.55)	(0.29)	(0.31)	(0.16)
Regulatory settlement proceeds	0.00	0.00	0.00	0.00	0.47
Net asset value, end of period	$19.43	$22.76	$22.33	$21.81	$17.89
Total return	(2.43)%	4.51%	3.70%	24.03%	16.52%[2]
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.34%	1.29%	1.31%	1.34%
Net expenses	1.22%	1.15%	1.15%	1.15%	1.15%
Net investment income	1.27%	1.01%	0.96%	1.18%	1.14%
Supplemental data
Portfolio turnover rate	23%	32%	23%	22%	27%
Net assets, end of period (000s omitted)	$4,735	$6,239	$7,327	$5,306	$2,001

[1]	Calculated based upon average shares outstanding

[2]	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.83	$22.40	$21.87	$17.93	$15.54
Net investment income	0.26	0.28	0.25 [1]	0.26 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	(0.80)	0.75	0.60	4.02	1.92

Total from investment operations	(0.54)	1.03	0.85	4.28	2.09
Distributions to shareholders from
Net investment income	(0.32)	(0.23)	(0.32)	(0.34)	(0.17)
Net realized gains	(2.46)	(0.37)	0.00	0.00	0.00

Total distributions to shareholders	(2.78)	(0.60)	(0.32)	(0.34)	(0.17)
Regulatory settlement proceeds	0.00	0.00	0.00	0.00	0.47
Net asset value, end of period	$19.51	$22.83	$22.40	$21.87	$17.93
Total return	(2.13)%	4.72%	3.90%	24.28%	16.74%[2]
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.09%	1.04%	1.06%	1.10%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.47%	1.23%	1.11%	1.32%	1.03%
Supplemental data
Portfolio turnover rate	23%	32%	23%	22%	27%
Net assets, end of period (000s omitted)	$4,357	$5,058	$3,179	$2,352	$561

[1]	Calculated based upon average shares outstanding

[2]	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

20	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	21

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$172,116	$(172,116)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
France	$5,423,797	$0	$0	$5,423,797
Germany	6,708,441	0	0	6,708,441
Hong Kong	3,728,899	0	0	3,728,899
Japan	14,805,077	0	0	14,805,077
Luxembourg	1,571,753	0	0	1,571,753
Netherlands	13,519,480	0	0	13,519,480
South Korea	1,446,703	0	0	1,446,703
Spain	2,265,939	0	0	2,265,939
Sweden	886,677	0	0	886,677
Switzerland	10,718,208	0	0	10,718,208
United Kingdom	7,576,745	0	0	7,576,745
United States	74,265,485	0	0	74,265,485

Short-term investments
Investment companies	343,055	0	0	343,055
Total assets	$143,260,259	$0	$0	$143,260,259

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at October 31, 2016. As a result, common stocks valued at $43,607,733 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.68% as the average daily net assets of the Fund increase. For the year ended October 31, 2016, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to July 1, 2016, Metropolitan West Capital Management, LLC was the subadviser and received a fee at the same annual rates. On July 1, 2016, Metropolitan West Capital Management, LLC merged with WellsCap.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	23

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.25% for Administrator Class shares, and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to March 1, 2016, the Fund’s expenses were capped at 1.40% for Class A shares, 2.15% for Class C shares, and 1.15% for Administrator Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2016, Funds Distributor received $1,733 from the sale of Class A shares and $10 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2016 were $34,921,340 and $52,197,036, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended October 31, 2016, there were no borrowings by the Fund under the agreement.

24	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	Year ended October 31
	2016	2015
Ordinary income	$2,314,580	$957,783
Long-term capital gain	17,454,228	2,956,361

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,716,337	$6,900,161	$15,662,073

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

10. SUBSEQUENT DISTRIBUTIONS

On December 9, 2016, the Fund declared distributions from long-term capital gains to shareholders of record on December 8, 2016. The per share amounts payable on December 12, 2016 were as follows:

Long-term capital gains
Class A	$0.95091
Class C	0.95091
Administrator Class	0.95091
Institutional Class	0.95091

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Intrinsic World Equity Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Intrinsic World Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Intrinsic World Equity Fund as of October 31, 2016 the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2016

26	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 81.59% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $17,454,228 was designated as a 20% rate gain distribution for the fiscal year ended October 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $2,314,580 of income dividends paid during the fiscal year ended October 31, 2016 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2016, $674,673 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2016. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

28	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker[3] (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	29

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intrinsic World Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Metropolitan West Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

30	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review except the three-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI World Index (Net), for all periods under review except the three-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	31

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

32	Wells Fargo Intrinsic World Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

247345 12-16 A241/AR241 10-16

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2016	Fiscal year ended October 31, 2015
Audit fees	$244,446	$237,690
Audit-related fees	—	—
Tax fees (1)	34,610	32,210
All other fees	—	—

	$279,056	$269,900

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 22, 2016

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 22, 2016